As filed with the Securities and Exchange Commission on April 16, 2015

Registration No. 333-178743

811-08904

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 7	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 144	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Trina Sandoval, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Richard Choi, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on ___________ pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2015

for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the individual flexible premium New York Life Income Plus Variable Annuity (“NYL Income Plus”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. If you select the Guaranteed Future Income Benefit Rider, NYL Income Plus becomes a modified single premium policy and will include a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit Rider’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information.

These policies also include the Income Benefit Rider, which allows you to purchase deferred fixed income at your own pace, also through deductions from the policy’s Variable Accumulation Value. We will inform you of the amount of deferred fixed income purchased through the Income Benefit Rider. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES—Riders—Income Benefit Rider” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments (see “THE POLICIES—Policy Application and Premium Payments”), access to your money through partial withdrawals (withdrawals may be subject to a surrender charge and/or tax penalty and may impact the amount of your GFIB Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before or after Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments provided pursuant to either the Guaranteed Future Income Benefit Rider or the Income Benefit Rider have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among our Dollar Cost Averaging program, and the Investment Divisions listed below. You may also allocate your premium payment to one of the available Asset Allocation Models, subject to availability. The following page lists the Asset Allocation Models that are available with this policy.

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Cash Management — Initial Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth — Service Class

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP ICAP Select Equity — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced — Service Class

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP U.S. Small Cap — Service Class

•    MainStay VP Van Eck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization Fund® — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund – Class III

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® Investors Trust Series — Service Class

•    MainStay VP Marketfield — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP S&P 500 Index — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MFS® Research Series — Service Class

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

•    Royce Micro-Cap Portfolio — Investment Class

•    UIF U.S. Real Estate Portfolio — Class II

•    Victory VIF Diversified Stock Fund — Class A Shares

Please note that if you select the Guaranteed Future Income Benefit Rider, there will be restrictions with regard to your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information. The Income Benefit Rider does not include any Investment Division allocation restrictions.

Current Asset Allocation Models

Aggressive	Moderately Aggressive

35% MainStay VP Growth Allocation

15% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Marketfield

10% MainStay VP Unconstrained Bond

10% MFS® Investors Trust Series

7% American Funds IS® New World Fund®

7% Neuberger Berman AMT Mid Cap Growth Portfolio

6% Invesco V.I. International Growth Fund

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

8% MainStay VP Marketfield

5% MFS® Investors Trust Series

5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

5% PIMCO VIT Total Return

4% Invesco V.I. International Growth Fund

3% American Funds IS® New World Fund®

3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate	Moderately Conservative

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

8% MainStay VP High Yield Corporate Bond

5% MainStay VP Marketfield

3% Invesco V.I. International Growth Fund

2% American Funds IS® New World Fund®

2% Neuberger Berman AMT Mid Cap Growth Portfolio

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

6% MainStay VP High Yield Corporate Bond

3% MainStay VP Marketfield

2% Fidelity® VIP Contrafund® Portfolio

2% Invesco V.I. International Growth Fund

1% American Funds IS® New World Fund®

1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative
30% MainStay VP Unconstrained Bond 25% MainStay VP Conservative Allocation 20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) 20% PIMCO VIT Total Return 5% MainStay VP High Yield Corporate Bond

2013 Asset Allocation Models*

Appreciation	Balanced

35% MainStay VP Growth Allocation

20% MainStay VP Marketfield

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

5% Fidelity® VIP Contrafund® Portfolio

5% MainStay VP International Equity

5% MainStay VP Emerging Markets Equity

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Marketfield

5% MainStay VP Floating Rate

5% MainStay VP International Equity

5% BlackRock® Global Allocation V.I. Fund

Protection
30% MainStay VP Moderate Growth Allocation 25% MainStay VP Unconstrained Bond 20% BlackRock® Global Allocation V.I. Fund

10% MainStay VP Bond 5% MainStay VP Floating Rate 5% MainStay VP PIMCO Real Return 5% MainStay VP Marketfield

*	The 2013 Asset Allocation Models are not available for new allocations.

2012 Asset Allocation Models*

Appreciation	Balanced
40% MainStay VP Moderate Growth Allocation 25% Fidelity® VIP Contrafund® Portfolio 20% MainStay VP Unconstrained Bond 10% MainStay VP International Equity 5% MainStay VP Emerging Markets Equity	35% MainStay VP Moderate Growth Allocation 25% MainStay VP Unconstrained Bond 20% BlackRock® Global Allocation 10% Fidelity® VIP Contrafund® Portfolio 10% MainStay VP International Equity

Protection
30% MainStay VP Moderate Growth Allocation 25% BlackRock® Global Allocation 25% MainStay VP Unconstrained Bond 15% MainStay VP Bond 5% MainStay VP PIMCO Real Return

*	The 2012 Asset Allocation Models are not available for new allocations.

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into risk tolerance and time horizon. Each Model corresponds with one of the five Investment Objectives identified on your Investor Profile.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2015. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

2

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment(s) made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Options—The Investment Divisions of the Separate Account and any Asset Allocation Model.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments, Income Benefit Payments (if applicable) and GFIB Payments (if applicable). Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions from the Variable Accumulation Value used to fund the GFIB Payments through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB Payments. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase the future Income Benefit Payments. Discretionary Income Benefit Purchases include Systematic Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can be used to fund GFIB Payments more quickly, or to purchase additional GFIB Payment amounts after the GFIB Payments have been fully funded.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Account, plus interest credited on such portions, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

3

Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

Funded Income Benefit—For the Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of the Income Benefit Payments purchased with Discretionary Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

For the Guaranteed Future Income Benefit Rider, Funded Income Benefit means on any Business Day, the sum of GFIB Payments purchased with Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any. The Funded Income Benefit is the portion of the GFIB Payments that have been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

General Office—A New York Life field office.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB Rider. This fee is a percentage of the average Unfunded Income Benefit Base and is deducted from the Variable Accumulation Value. This fee is assessed each Policy quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The income purchase rate used to determine the GFIB Payments. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that NYLIAC makes to the named Payee beginning on the Income Benefit Payment Commencement Date and payable during the lifetime of the Annuitant.

Income Benefit Payment Commencement Date—The date shown on the Policy Data Page on which the first Income Benefit Payment under this Policy will be made, or as subsequently changed by you.

Income Benefit Purchase Rate—The income purchase rate in effect for a Discretionary Income Benefit Purchase or an Automatic Income Benefit Purchase at the time a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 14 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments, Income Benefit Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

Payment Date—The Business Day on which we receive your Premium Payment at the address specified in this Prospectus to receive such payment.

4

Payment Year—A year as measured from the Payment Date of the initial Premium Payment or from the Payment Date of any additional Premium Payments made to this Policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account we established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Systematic Discretionary Income Benefit Purchase—Discretionary Income Benefit Purchases that are executed automatically on a recurring basis in accordance with your instructions. These purchases may be made in addition to independent Discretionary Income Benefit Purchases.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases, if any.

Unfunded Income Benefit—On any Business Day, the portion of GFIB Payments that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases, if any, and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB Payments with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Rider Cancellation Fee. On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether partial withdrawals, surrenders, or withdrawals of Accumulation Value applied to a Variable Income Payment Option) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

5

ABOUT NYL INCOME PLUS

This section of the Prospectus is intended to provide a general overview of NYL Income Plus, the Guaranteed Future Income Benefit Rider (“GFIB Rider”) and the Income Benefit Rider (“IB Rider”). Please see “THE POLICIES — Riders — “Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional),” and the remainder of this Prospectus for additional information.

This Prospectus also includes examples of how the GFIB and IB Riders work, and how certain events, such as partial withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date may impact GFIB Payments or Income Benefit Payments, respectively (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”), as well as information regarding death benefit proceeds with the GFIB and IB Rider.

Overview

NYL Income Plus is a flexible premium (modified single premium if you select the GFIB Rider, as described below) variable annuity. NYL Income Plus offers you the ability to allocate your Premium Payment to 53 Investment Divisions, each of which invests exclusively in shares of one of the Eligible Portfolios listed on the front cover of this Prospectus, the DCA Advantage Account, or one of the available Asset Allocation Models. NYL Income Plus can provide Variable Account annuity income payments that are fixed income payments that are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are also available through the GFIB and IB Riders, as described below.

GFIB Rider

The GFIB Rider is an optional benefit that provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which we call the GFIB Payment Commencement Date. There are limitations with regard to the GFIB Payment Commencement Date that you can select. (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments and Income Benefit Payments”). All benefits under the GFIB Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB Payments at the time of application, which is the only time you can select the GFIB Rider. The amount of the GFIB Payments will be based on the amount of your Premium Payment, the GFIB Rate, the age of the Annuitant and overall market conditions. Upon request, we will provide you with a personalized illustration that shows how the GFIB Rider hypothetically might work in your situation.

Your GFIB Payments are determined at the time the policy is issued, although they could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. GFIB Payments are funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB Payments. Therefore, in order to support your GFIB Payments, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB Payments while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases and they will only be processed on a quarterly basis. We will compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund your GFIB Payments.

Generally, more of your Variable Accumulation Value will be used to fund your GFIB Payments in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund your GFIB Payments in favorable market conditions, higher interest rate environments or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit

6

Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date has no limitation. All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB Payments, we will nevertheless ensure that you receive the GFIB Payments.

The GFIB Rider also gives you the flexibility to fund your GFIB Payments with Discretionary Income Benefit Purchases, which are made through voluntary deductions taken from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases made before your GFIB Payments are fully funded may reduce the likelihood that we will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once your GFIB Payments are fully funded purchase additional guaranteed income. These purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer (subject to certain limitations) the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the GFIB Payment Commencement Date, you may not receive the benefit provided by the GFIB Rider. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” for additional information regarding how an acceleration or deferral of the GFIB Payment Commencement Date will impact your GFIB Payments.

You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation (or, if GFIB payments are about to begin, 5 business days before the GFIB Payment Commencement Date). Once the purchase is final, any Variable Accumulation Value used to purchase GFIB Payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments starting on the GFIB Commencement Date. Accordingly, before you elect the GFIB Rider or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest (see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”).

Partial withdrawals and/or annuitizations of your Variable Accumulation Value taken from your policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund your GFIB Payments will be processed on a pro-rata basis.

Purchase of the GFIB Rider may be preferable to annuitizing the policy because with the GFIB Rider, you receive a guaranteed lifetime income amount along with the possibility of retaining a portion of your Variable Accumulation Value, while all of your Variable Accumulation Value would be used if you annuitize the policy on the Variable Account Annuity Commencement Date. However, you should keep in mind that the guaranteed lifetime income amount from the GFIB Rider could be lower or higher than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

If you purchase the GFIB Rider, restrictions will apply that limit the amount you can allocate to the Investment Divisions in accordance with the then available Asset Allocation Categories or Asset Allocation Models. Once you have allocated your Premium Payment among your desired Investment Divisions in the Asset Allocation Categories or one of the pre-selected Asset Allocation Models in compliance with such restrictions, we will automatically rebalance your allocations on a quarterly basis to the Asset Allocation Categories or to the pre-selected Asset Allocation Models you chose to ensure they are within the stated limits. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets in NYLIAC’s General Account to pay amounts due under the GFIB rider. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB Rider at any time either before or after the free look period. However, if you cancel the GFIB Rider after the free look period, we will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted for the GFIB Rider (see “OTHER CHARGES — GFIB Rider Cancellation Fee”). If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

7

There is a separate charge for the GFIB Rider (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. If you select the GFIB Rider, income payments will be provided only by this rider — no income payments can be provided by the IB Rider.

IB Rider

The IB Rider allows you the flexibility to fund future lifetime income on your own by making Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases will buy future income that we call Income Benefit Payments. We will begin making Income Benefit Payments to you starting on the Income Benefit Payment Commencement Date. There are limitations with regard to the Income Benefit Payment Commencement Date (see “THE POLICIES — Riders — Income Benefit Rider”).

You can make Discretionary Income Benefit Purchases any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. To make a Discretionary Income Benefit Purchase, simply notify us either through NYLIAC’s Virtual Service Center or in writing at one of the addresses provided in Question 14 of this Prospectus. We will deduct the amount of the Discretionary Income Benefit Purchase from your Policy’s Variable Accumulation Value in accordance with your instructions. If you make no Discretionary Income Benefit Purchases before the Income Benefit Payment Commencement Date, no Income Benefit Payments will be paid to you.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. If you choose to make more than one Discretionary Income Benefit Purchase, the amount of your Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined. You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation. Once the purchase is final, any Variable Accumulation Value used to purchase Income Benefit Payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for a Discretionary Income Benefit Purchase can only be accessed through the future receipt of Income Benefit Payments starting on the Income Benefit Payment Commencement Date. Accordingly, before you elect the IB Rider or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest. The guaranteed lifetime income amount from the IB Rider could be higher or lower than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

Subject to certain Code restrictions, you may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. If you accelerate the Income Benefit Payment Commencement Date, you may not receive the benefit provided by the IB Rider. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES — Riders — Income Benefit Rider” for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date may impact your Income Benefit Payments.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed and cancelled during the right to return period (see “THE POLICIES — Riders — Income Benefit Rider”).

NYL Income Plus with the IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. There are no Investment Division restrictions for policies that include only the IB Rider. The IB Rider is automatically included with your policy at no additional cost.

8

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently there is no charge for the first 12 transfers in a Policy Year).	$30

[1]

For policies that do not include the GFIB Rider, in Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter. For policies that include the GFIB Rider, the Surrender Charge is reduced each Policy Year according to the same schedule. Surrender Charges will only apply to amounts in the Variable Accumulation Value.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[2]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.35%

[2]

The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first).

Optional Rider Charges

Guaranteed maximum Guaranteed Future Income Benefit Rider Fee (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each policy quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Rider Charge	1.00%
Current and guaranteed maximum GFIB Rider Cancellation Fee (one-time charge for cancellation of the GFIB Rider; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/14.	0.47%	2.55%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2014. The Fund or its agents provided the fees and charges that are based on 2014 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

9

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.81%	1.09%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.16%	1.44%
MainStay VP Moderate Allocation —Service Class	0.00%	0.25%	0.03%	0.93%	1.21%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.06%	1.34%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%	1.04%
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%	0.78%
MainStay VP Cash Management– Initial Class	0.44%		0.00%	0.03%	0.47%
MainStay VP Common Stock — Service Class	0.54%		0.25%	0.04%	0.83%
MainStay VP Convertible — Service Class	0.59%		0.25%	0.04%	0.88%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.03%	0.98%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.07%	1.57%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%	1.10%
MainStay VP Emerging Markets Equity — Service Class	1.10%		0.25%	0.20%	1.55%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%	0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%	0.80%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.03%	1.04%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%	1.20%
MainStay VP Janus Balanced — Service Class	0.55	%(a)	0.25%	0.04%	0.84%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%
MainStay VP Marketfield — Service Class	1.40%		0.25%	0.90%	2.55	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.06%	1.03%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%	1.14	%(h)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.14%	0.89%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%	1.02%
MainStay VP Unconstrained Bond — Service Class	0.59%		0.25%	0.05%	0.89%
MainStay VP U.S. Small Cap — Service Class	0.78%		0.25%	0.05%	1.08%
MainStay VP Van Eck Global Hard Assets Fund – Initial Class	0.89%		0.00%	0.04%	0.93%
American Funds IS® Global Small Capitalization Fund® – Class 4	0.70%		0.25%	0.29%	1.24%
American Funds IS® New World Fund® – Class 4	0.72%		0.25%	0.31%	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%		0.25%	0.24%	1.11	%(c)
BlackRock® High Yield V.I. Fund – Class III	0.54%		0.25%	0.28%	1.07	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.55%		0.25%	0.22%	1.02%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.53%		0.25%	0.18%	0.96%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.79%		0.25%	0.19%	1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%		0.25%	0.15%	0.85%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.13%	0.93%

10

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses		Total Fund Annual Expense(#)
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%		0.08%		0.88%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%		0.32	%(e)	1.29%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%		0.32	%(e)	1.28%
Janus Aspen Global Research Portfolio — Service Shares	0.56%	0.25%		0.05%		0.86%
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.06%		1.06%
MFS® Research Series — Service Class	0.75%	0.25%		0.05%		1.05%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.85%	0.25%		0.15%		1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.01%		1.01%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.00%		0.75%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%		0.05%		1.30%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(g)	0.31%		1.36	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.61%		1.16%

Please refer to the applicable fund prospectus for additional information.

(¶)	Management Fees may include Adviser and/or Administration Fees.
(§)	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 0.55% on all assets.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2016, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

11

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the Policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable.

Please Note: For purposes of the “with GFIB Rider” examples, We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category A (Fixed Income) at 30% and Category B (Fixed Income and Equity) at 70%.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Policies Purchased Without Any Riders:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Marketfield—Service Class
without any Riders	$1,166.02	$1,297.28	$2,195.29	$4,486.30	$1,166.02	$1,878.88	$2,597.58	$4,516.30	$409.50	$1,297.28	$2,195.29	$4,486.30

For Policies Purchased With the GFIB Rider:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Marketfield—Service Class
BlackRock® High Yield V.I. Fund—Class III
with GFIB Rider	$1,215.55	$1,450.59	$2,439.50	$4,917.25	$1,215.55	$2,023.48	$2,922.67	$4,947.25	$462.88	$1,450.59	$2,439.50	$4,917.25

12

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity?

The New York Life Income Plus Variable Annuity (NYL Income Plus) is a flexible premium deferred variable annuity policy issued by NYLIAC (modified single premium with the GFIB Rider). NYL Income Plus also includes two riders through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS”). You may allocate your Premium Payment to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are Investment Division restrictions if you select the GFIB Rider (see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases (for policies with the GFIB Rider) and Discretionary Income Benefit Purchases (if you choose to purchase income through the IB Rider), and the interest credited on amounts in the DCA Advantage Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 78 Investment Divisions, some of which may not be available under your policy. You can also allocate your Premium Payment to one of our Asset Allocation Models. The available Investment Divisions and Asset Allocation Models are listed on the first two pages of this Prospectus. They offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s), or the selected Asset Allocation Model. You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

You can also allocate your Premium Payment(s) to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

Once your Premium Payment(s) has been allocated to the Investment Divisions, Asset Allocation Models, or the DCA Advantage Account, you may make Discretionary Income Benefit Purchases for the GFIB or IB Riders, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS” and “THE POLICIES— Riders—“Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for more information. If you select the GFIB Rider, there will be restrictions on your ability to allocate your Premium Payment among the Investment Divisions or the Asset Allocation Models (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

3. What charges are assessed against the policy?

Before the date we start making Variable Account Annuity Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first). In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality And Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before we begin making GFIB Payments, we impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or

13

surrendered during the first seven Payment Years following receipt of your Premium Payment. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest portion of the Premium Payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus with the GFIB Rider is a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless we permit otherwise, the minimum initial Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. If you select the GFIB Rider, we will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment we accept is $1,000,000 without prior approval.

5. How are Premium Payments allocated?

We allocate your Premium Payment(s) to the Investment Divisions, Asset Allocation Model(s) and/or the DCA Advantage Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a Policy. You cannot allocate any portion of your Premium Payment(s) to the Funded Income Benefit (for policies with either the GFIB or IB Rider). Any portion of your Premium Payment received after the Policy Date will be allocated at the close of the Business Day on which it is received. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the portion of your Premium Payment you place in each Allocation Option at the time you make a Premium Payment. The minimum amount which you may place in any one Investment Division is $25, or such lower amount as we may permit. There are additional requirements with regard to the allocation of your Premium Payment if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. The minimum amount of a Discretionary Income Benefit Purchase is noted on the Policy Data Page. Acceptance of the Premium Payment(s) is subject to our suitability standards.

14

6. Can we terminate your policy?

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, we reserve the right to terminate your Policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a Premium Payment (for polices with the IB Rider only). If we terminate your policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. If you purchase income with either the GFIB or IB Rider, we may also terminate your Policy if after the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments or Income Benefit Payments that began prior to such termination will not be impacted.

7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” for more information regarding the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant, and will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

Unless amended by any rider attached to the Policy, if you die before the Variable Account Annuity Commencement Date, we will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding how Income Benefit Purchases made pursuant to the GFIB and IB Riders impact the Policy’s death benefit.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— Riders—Income Benefit Rider” and “Guaranteed Future Income Benefit Rider (optional)” for more information regarding how spousal continuance may impact the GFIB or IB Rider.

15

11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center
Madison Square Station
P.O. Box 922
New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center
51 Madison Avenue Room 251
New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in a form acceptable to us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

16

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Reallocation is not available if you select the GFIB Rider.

To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations, Discretionary Income Benefit Purchases and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2014, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

18

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on August 17, 2012. Therefore, values and units shown for 2012 are for the period from August 17, 2012 to December 31, 2012. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Balanced – Service Class
2014	12.38	13.51	153
2013	10.32	12.38	119
2012(a)	10.00	10.32	38
MainStay VP Bond – Service Class
2014	9.68	10.08	297
2013	10.02	9.68	247
2012(a)	10.00	10.02	61
MainStay VP Cash Management – Initial Class
2014	0.98	0.97	2,612
2013	0.99	0.98	1,059
2012(a)	1.00	0.99	114
MainStay VP Common Stock – Service Class
2014	13.70	15.44	97
2013	10.26	13.70	51
2012(a)	10.00	10.26	3
MainStay VP Conservative Allocation – Service Class
2014	11.38	11.68	230
2013	10.23	11.38	181
2012(a)	10.00	10.23	23
MainStay VP Convertible – Service Class
2014	12.55	13.33	175
2013	10.17	12.55	106
2012(a)	10.00	10.17	37
MainStay VP Cornerstone Growth – Service Class
2014	12.46	13.35	55
2013	10.15	12.46	40
2012(a)	10.00	10.15	3
MainStay VP Eagle Small Cap Growth – Service Class
2014	13.47	13.59	46
2013	10.46	13.47	37
2012(a)	10.00	10.46	8
MainStay VP Emerging Markets Equity – Service Class
2014	10.17	8.81	347
2013	10.92	10.17	233
2012(a)	10.00	10.92	34
MainStay VP Floating Rate – Service Class
2014	10.48	10.41	694
2013	10.20	10.48	411
2012(a)	10.00	10.20	52
MainStay VP Government – Service Class
2014	9.61	9.89	58
2013	10.01	9.61	30
2012(a)	10.00	10.01	15
MainStay VP Growth Allocation – Service Class
2014	13.45	13.88	1,190
2013	10.44	13.45	495
2012(a)	10.00	10.44	19
MainStay VP High Yield Corporate Bond – Service Class
2014	10.91	10.93	2,324
2013	10.40	10.91	1,432
2012(a)	10.00	10.40	301
MainStay VP ICAP Select Equity – Service Class

19

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2014	13.35	14.30	422
2013	10.41	13.35	317
2012(a)	10.00	10.41	77
MainStay VP Income Builder – Service Class
2014	11.95	12.71	295
2013	10.26	11.95	187
2012(a)	10.00	10.26	39
MainStay VP International Equity – Service Class
2014	11.97	11.47	596
2013	10.56	11.97	472
2012(a)	10.00	10.56	116
MainStay VP Janus Balanced – Service Class
2014	12.10	12.95	288
2013	10.24	12.10	205
2012(a)	10.00	10.24	44
MainStay VP Large Cap Growth – Service Class
2014	13.64	14.85	297
2013	10.15	13.64	254
2012(a)	10.00	10.15	71
MainStay VP Marketfield – Service Class
2014	11.04	9.57	1,347
2013(b)	10.00	11.04	590
MainStay VP MFS® Utilities – Service Class
2014	12.31	13.65	869
2013	10.39	12.31	619
2012(a)	10.00	10.39	145
MainStay VP Mid Cap Core – Service Class
2014	14.76	16.62	148
2013	10.55	14.76	123
2012(a)	10.00	10.55	41
MainStay VP Moderate Allocation – Service Class
2014	12.08	12.44	491
2013	10.31	12.08	256
2012(a)	10.00	10.31	41
MainStay VP Moderate Growth Allocation – Service Class
2014	12.89	13.27	2,429
2013	10.40	12.89	1,807
2012(a)	10.00	10.40	422
MainStay VP PIMCO Real Return – Service Class
2014	9.04	9.12	519
2013	10.10	9.04	460
2012(a)	10.00	10.10	82
MainStay VP S&P 500 Index – Service Class
2014	13.20	14.73	438
2013	10.16	13.20	271
2012(a)	10.00	10.16	66
MainStay VP T. Rowe Price Equity Income – Service Class
2014	13.30	14.10	207
2013	10.36	13.30	143
2012(a)	10.00	10.36	42
MainStay VP Unconstrained Bond – Service Class
2014	10.68	10.71	2,806
2013	10.41	10.68	1,786
2012(a)	10.00	10.41	288
MainStay VP U.S. Small Cap – Service Class
2014	14.37	15.08	80
2013	10.59	14.37	53
2012(a)	10.00	10.59	12
MainStay VP Van Eck Global Hard Assets – Initial Class
2014	11.15	8.93	252
2013	10.19	11.15	192
2012(a)	10.00	10.19	50
BlackRock® Global Allocation V.I. Fund – Class III
2014	11.62	11.69	1,208
2013	10.29	11.62	1,095

20

	Accumulation unit value
	Beginning of period	End of Period	Number of accumulation units
2012(a)	10.00	10.29	255
American Funds IS® New World Fund® – Class 4
2014(c)	10.00	9.17	82
BlackRock® High Yield V.I. Fund – Class III
2014(c)	10.00	9.83	82
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2014	14.11	14.35	45
2013	10.67	14.11	27
2012(a)	10.00	10.67	5
Dreyfus IP Technology Growth Portfolio – Service Shares
2014	13.09	13.76	72
2013	10.01	13.09	69
2012(a)	10.00	10.01	22
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2014	13.19	14.53	1,572
2013	10.21	13.19	1,080
2012(a)	10.00	10.21	249
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2014	12.97	13.88	74
2013	10.29	12.97	45
2012(a)	10.00	10.29	10
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2014(c)	10.00	11.27	3
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2014	13.95	14.59	154
2013	10.41	13.95	134
2012(a)	10.00	10.41	28
Invesco V.I. American Value Fund – Series II Shares
2014	11.79	12.74	15
2013(b)	10.00	11.79	4
Invesco V.I. International Growth Fund – Series II Shares
2014(c)	10.00	9.68	110
Janus Aspen Global Research Portfolio – Service Shares
2014	13.87	14.67	36
2013	10.98	13.87	25
2012(a)	10.00	10.98	4
MFS® Investors Trust Series – Service Class
2014	13.47	14.71	75
2013	10.36	13.47	25
2012(a)	10.00	10.36	12
MFS® Research Series – Service Class
2014	13.39	14.53	92
2013	10.28	13.39	64
2012(a)	10.00	10.28	20
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2014	13.32	14.10	100
2013	10.21	13.32	48
2012(a)	10.00	10.21	7
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2014(c)	10.00	10.64	241
PIMCO VIT Total Return Portfolio – Advisor Class
2014(c)	10.00	10.14	225
Royce Micro-Cap Portfolio – Investment Class
2014	12.68	12.06	136
2013	10.62	12.68	97
2012(a)	10.00	10.62	27
UIF U.S. Real Estate Portfolio – Class II
2014	8.97	11.46	104
2013(b)	10.00	8.97	41
Victory VIF Diversified Stock Fund – Class A Shares
2014	13.67	14.86	32
2013	10.35	13.67	28
2012(a)	10.00	10.35	7

21

(a)	For the period August 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(b)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(c)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $139.5 billion at the end of 2014. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 78 Investment Divisions, some of which may not be available under this policy. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models, subject to availability. Please note that there are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

23

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

One or more Asset Allocation Models may be available in connection with the policy, at no extra charge. The current Asset Allocation Models are available to all policyholders. The 2013 Asset Allocation Models are available to policyholders who allocated to those models before May 1, 2014 (or in the case of the 2012 Asset Allocation Models, before May 1, 2013) or before the current Asset Allocation Models were approved in their jurisdiction. You can select only one Asset Allocation Model at a time. If you transfer out of a 2013 Asset Allocation Model (or 2012 Asset Allocation Model) to another Allocation Option, you will not be able to transfer back into that 2013 Asset Allocation Model (or 2012 Asset Allocation Model). Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Variable Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus, subject to model availability.

The Asset Allocation Models are static. If you select the GFIB Rider, your allocation(s) to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you do not select the GFIB Rider, you may rebalance the Asset Allocation Model you selected to reflect such model’s original percentages by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Variable Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus, subject to model availability. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”, below.

There may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, we will continue to rebalance your existing funds in the model as specified above. Please contact your registered representative for a current list of Asset Allocation Models available under the policy. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

24

You may also have funds from the DCA Advantage Account allocated to an Asset Allocation Model. Allocation Options other than the Asset Allocation Models are available that may enable you to allocate your Variable Accumulation Value with similar risk and/or return characteristics.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Variable Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

25

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Cash Management MainStay VP Floating Rate

	Subadvisers: Cornerstone Capital Management Holdings LLC (“Cornerstone”) and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index

	Subadviser: Cushing Asset Management, LP	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced

	Subadviser: Marketfield Asset Management LLC	MainStay VP Marketfield

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP Van Eck Global Hard Assets

	Subadviser: MacKay Shields LLC (“MacKay”)	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	MainStay VP Income Builder

	Subadviser: Epoch	MainStay VP U.S. Small Cap

26

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund® American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Commodity Strategy Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account,

27

which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy which means additional Premium Payments can be made. It is issued on the lives of individual or joint Annuitants. If the GFIB Rider is selected, it is a modified single premium policy which means no additional Premium Payments can be made, except as set forth in this Prospectus (see “THE POLICIES—Riders— Guaranteed Future Income Benefit Rider (optional)”).

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

If you select the GFIB Rider, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). The policies automatically include the IB Rider, which allows you to purchase deferred fixed income at your own pace (see “THE POLICIES—Rider—Income Benefit Rider”). GFIB Payments or Income Benefit Payments that result from either the GFIB or IB Rider, respectively, are not impacted by the investment experience of the Separate Account.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments or Income Benefit Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments or Income Benefit Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, which may be subject to certain limitations if you select the GFIB Rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new

28

policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your Policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed income payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

29

Policy Application and Premium Payments

For policies that do not include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial Premium Payment. (Initial Premium Payments received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) If the application is complete and accurate, and we have received all other information necessary to process the application, we will credit the initial Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial Premium Payments received in connection with 1035 exchanges and, rollovers, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If we cannot credit the initial Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if You paid the initial premium by check, we can delay that refund payment until Your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment(s) is subject to our suitability standards.

For policies that include the GFIB Rider:

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (A portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 14 of this Prospectus.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application and comes from another source such as a Section 1035 exchange, rollover or transfer from another institution. If the application is complete and accurate, and we have received all other information necessary to process the application, we will credit the Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges, and rollovers at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 14 of this Prospectus.) If we cannot credit the Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if You paid the initial premium by check, we can delay that refund payment until Your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment(s) is subject to our suitability standards.

You may allocate your Premium Payment in up to 53 Investment Divisions, one of our Asset Allocation Models, as well as the DCA Advantage Account you have chosen immediately. There are allocation restrictions for policies that include the GFIB Rider (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)”). We will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Moreover, you may increase or decrease the percentages of the Premium Payment(s) (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a Premium Payment(s) is made.

Unless we permit otherwise, the minimum initial Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. For policies with the IB Rider, the minimum additional Premium Payment is $500. The maximum aggregate Premium Payment we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

Tax-Free Section 1035 Exchanges

30

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this Policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the Premium Payment less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your Policy.

Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For Non-Qualified and Roth IRA policies, we will accept additional Premium Payments for policies with the IB Rider only; for such policies, we will accept additional Premium Payments until 12 months after you reach age 75.

For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 68 1/2 (on the April 1 after you turn 68 1/2) (18-75 for Roth IRAs). For IRA policies, we will accept additional Premium Payments for policies with the IB Rider only; for such policies, we will accept additional Premium Payments until 12 months after you reach age 68 1/2 (75 for Roth IRAs).

Transfers

You may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) at least 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”) Except in connection with transfers made pursuant to Automatic Asset Reallocation and the DCA Advantage Account, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Reallocation and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

31

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Automatic Asset Reallocation and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

For policies with the GFIB Rider, individual transfers between Investment Divisions are not allowed. In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset Allocation Model), you will have to submit an updated Premium Payment allocation form that conforms to the Investment Division restrictions noted in this Prospectus to VPSC at one of the addresses listed in Question 14 of this Prospectus.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

32

In addition, we will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—our procedures are designed to limit potentially harmful fund transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

•

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

33

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By purchasing this Policy you represent and warrant that you are not using this Policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all owners if the Policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m.; Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	change your address;

34

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of select policy materials.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your Policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To do so, you must send VPSC a Telephone Authorization Form completed in a form acceptable to us to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect Policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your Policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. In the future, we may permit you to make partial withdrawals online. If we do, you must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make these transactions on your behalf. This authorization would only cover online partial withdrawals within our established online dollar amount limits for partial withdrawals. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

35

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for Policy transactions or emails of imaged, signed service requests. E-mail inquires that are non- transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

If you select the GFIB Rider, there will be limitations on the ability of your registered representative to effect certain of the transactions described in these sections.

The DCA Advantage Account

This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when you make a Premium Payment. (Note that policies with the GFIB Rider are single premium policies, which means you make only one Premium Payment.) The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Automatic Asset Reallocation option. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 14 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. For policies with the GFIB Rider, you may not make transfers from the DCA Advantage Account into the Investment Divisions. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. You may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the Premium Payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/ 5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any portion of your Premium Payment(s) we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you agree to allocate a portion of your Premium Payment(s) to the DCA Advantage Account under which the 6-month term will end on December 31, 2015 and we receive the remainder of the portion of the Premium Payment(s) that you decided to allocate to the 6-month DCA Advantage Account before December 31, 2015, we will allocate such portion of the Premium Payment(s) to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2015 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial Premium Payment (Premium Payment for policies with GFIB Rider) and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

Please note that the DCA Advantage Account cannot be used with any portion of the Funded Income Benefit. Automatic Income Benefit Purchases will not include any amounts contained in the DCA Advantage Account. Funds transferred from the DCA Advantage Account to the Investment Divisions or the Asset Allocation Model you choose may be included in any Automatic Income Benefit Purchases made in connection with the GFIB Rider, or Discretionary Income

36

Benefit Purchases made for the IB Rider. However, amounts continued in the DCA Advantage Account will be used to determine the amount of an Automatic Income Benefit Purchase. In addition, if you select the GFIB Rider or an Asset Allocation model, your DCA Advantage Account transfer allocations must match your initial Premium Payment (Premium Payment for policies with the GFIB Rider) allocations or any subsequent reallocations. You may not make DCA Advantage Account transfers that are not in compliance with the Investment Division restrictions associated with the GFIB Rider outlined in this Prospectus. Please see “THE POLICIES—Riders- Guaranteed Future Income Benefit Rider (optional)” for more information.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 14 of this Prospectus. You may also process an Automatic Asset Reallocation transfer by any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation Option by contacting us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,000 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact us by phone at the number provided in Question 15 of this Prospectus. Automatic Asset Reallocation is not available with policies that include the GFIB Rider.

Accumulation Period

(a)	Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions or one Asset Allocation Model, and to the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Account. If you elect to allocate your Premium Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate other portions of your Premium Payment(s) to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

37

(b)	Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we include an Income Benefit Rider with all policies. The Income Benefit Rider allows you to purchase deferred fixed income payments through deductions from the policy’s Variable Accumulation Value.

We also offer the Guaranteed Future Income Benefit Rider, which is available for an additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

(a)	Income Benefit Rider (“IB Rider”)

The IB Rider is included with the policy in jurisdictions where approved. The IB Rider allows you to purchase deferred fixed income at your own pace, through Discretionary Income Benefit Purchases. Each Discretionary Income Benefit Purchase that you make will buy Income Benefit Payments payable starting on the Income Benefit Payment Commencement Date.

Discretionary Income Benefit Purchases can be made at any time after the first policy quarter and twenty (20) Business Days before the Income Benefit Payment Commencement Date. If no Discretionary Income Benefit Purchases are made by you before the Income Benefit Payment Commencement Date, no Income Benefit Payment amounts will be paid to you. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve (12) Discretionary Income Benefit Purchases in any Policy Year.

Discretionary Income Benefit Purchases are made through deductions taken from your policy’s Variable Accumulation Value. In order to make a Discretionary Income Benefit Purchase, you may send us a request in writing to one of the addresses provided in Question 14 of this Prospectus, or make a request through the VSC. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten (10) days after you receive written confirmation of a Discretionary Income Benefit Purchase which includes the Income Benefit Payment amount that has been funded with such purchase, you may cancel it by sending a written notice to us at one of the addresses provided in Question 14 of this Prospectus, within the ten (10) day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the Income Benefit Payment amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for a Discretionary Income Benefit Purchase can only be accessed through the future receipt of Income Benefit Payments starting on the Income Benefit Payment Commencement Date. Accordingly, before making a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

The Income Benefit Payment amount that results from a Discretionary Income Benefit Purchase is based on, among other things, the Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the age of the Annuitant, and the Discretionary Income Benefit Purchase amount. The guaranteed lifetime income amount from the IB Rider could be higher or lower than the amount you might receive if you purchased a similar product that offered by us or by another company.

If you choose to make multiple Discretionary Income Benefit Purchases, the amount of your future Income Benefit Payments will be greater after each purchase. We will send you a written confirmation of the change in the Income Benefit Payment amount. Please refer to the Policy Data Page for additional information regarding how the Income Benefit Purchase Rate and the resulting Income Benefit Payment amount are determined. Appendix A provides an example that shows how the Income Benefit Payment amount would increase through multiple Discretionary Income Benefit Purchases.

You can also make Discretionary Income Benefit Purchases on a recurring basis by setting up Systematic Discretionary Income Benefit Purchases. VPSC must receive the completed Discretionary Income Benefit Purchase

38

Form at least 5 business days before the date transfers are scheduled to begin. If your completed request form is received 5 business days prior to the date you request it to begin, the transaction will begin on the day of the month you specify in the month following the receipt of your request, or if that day is not a business day, on the next business day. Appendix A provides an example that shows how Systematic Discretionary Income Benefit Purchases can be used to create an Income Benefit Payment amount.

Once a portion of your Variable Accumulation Value is used to make Discretionary Income Benefit Purchases that will fund your Income Benefit Payments, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Discretionary Income Benefit Purchase is reversed during the right to return period noted above. Full or partial surrenders or annuitizations of your Policy will not impact Income Benefit Payment amounts that have already been funded. Please note, however, that upon a surrender of the Policy, any Income Benefit Payment amounts will not be paid until the Income Benefit Payment Commencement Date, unless you decide to change the Income Benefit Payment Commencement Date.

You may either accelerate or defer the Income Benefit Payment Commencement Date that is shown on the Policy Data Page. The earliest Income Benefit Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the Income Benefit Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Income Benefit Payment Commencement Date cannot be deferred later than April 1 of the year following the Owner attaining age 70 1/2. An acceleration of the Income Benefit Payment Commencement Date would likely result in a lower Income Benefit Payment amount, and deferring the date would likely result in a higher payment. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. If you choose to change the Income Benefit Payment Commencement Date, the interest rate that is used to recalculate your Income Benefit Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Income Benefit Payments for accelerations, and decrease the interest rate used to recalculate Income Benefit Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration or deferral of the Income Benefit Payment Commencement Date will impact your Income Benefit Payment amount. Appendix A includes examples that show how an acceleration or deferral of the Income Benefit Payment Commencement Date would lower or increase your Income Benefit Payments. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the Income Benefit Payment Commencement Date.

In order to change the Income Benefit Payment Commencement Date, you must send VPSC a request in writing, to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

The IB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the Income Benefit Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the IB Rider). In most cases, as the Variable Account Annuity Commencement Date and the Income Payment Commencement Date will be different; the Variable Account Annuity Commencement Date is typically later than the Income Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value pro-rata based on the Investment Division allocations in effect as of the date of death and no Income Benefit Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once Income Benefit Payments begin, the death benefit payable upon your death may be less than your Premium Payment(s).

If the Annuitant is living on the Income Benefit Payment Commencement Date, we will make Income Benefit Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy.

NYL Income Plus with IB Rider is a flexible premium deferred variable annuity. Each Premium Payment begins a new surrender charge period for that payment. In addition, there are no Investment Division restrictions for policies that include only the IB Rider. Please refer to your Policy and the Policy Data Page for additional information regarding payment options and other details concerning the IB Rider.

39

(b)	Guaranteed Future Income Benefit Rider (“GFIB Rider”) (optional)

The GFIB Rider is available only in jurisdictions where approved. You can only select the GFIB Rider at the time of application. The GFIB Rider provides deferred fixed income payments that we guarantee for the life of the Annuitant, that begin on the GFIB Payment Commencement Date. We call these GFIB Payments. The amount of GFIB Payments stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or annuitize your Policy, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, the amount of any withdrawals from the policy, GFIB rates at the time of application, the age of the Annuitant, and overall market conditions. If you select the GFIB Rider, income payments (not including Variable Account Annuity Income Payments) will be provided only by this rider—no income payments will be provided by the IB Rider. All benefits under the GFIB Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The GFIB Rider converts the Policy into a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date.

The Funded Income Benefit is that portion of the GFIB Payments that have been funded through Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases (as described below), if any. At any point, the Funded Income Benefit is the cumulative amount of Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases that have been made. The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that have not been funded. NYLIAC will make the GFIB Payments even if there is an Unfunded Income Benefit amount on the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB Rider.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each policy quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the Policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to generate GFIB Payments due to poor performance of the Investment Divisions or low GFIB Rates. The formula also increases the likelihood that there will be sufficient purchases made by the GFIB Payment Commencement Date to fund your GFIB Payments. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, low interest rate environments or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix B includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how GFIB Payments would be funded in favorable and unfavorable market scenarios. The guaranteed lifetime income amount from the GFIB Rider could be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company, or purchased a similar product on the Income Benefit Payment Commencement Date.

All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value, except for the final Automatic Income Benefit Purchase made twenty (20) Business Days before the GFIB Payment Commencement Date which has no limitation. You can cancel the last Automatic Income Benefit Purchase up to five (5) Business Days prior to the GFIB Payment Commencement Date by sending us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, we will return the amount of such purchase to the Variable Accumulation Value, and you will receive GFIB Payments based on the amount that was funded immediately prior to the last Automatic Income Benefit Purchase on the GFIB Payment Commencement Date. Please contact your registered representative or one of our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

The Funded Income Benefit can also be purchased with Discretionary Income Benefit Purchases (see “THE POLICIES—Riders—Income Benefit Rider”). Discretionary Income Benefit Purchases can accelerate the funding of your

40

GFIB Payments, or can provide additional GFIB Payment amounts if Discretionary Income Benefit Purchases are made after your GFIB Payments are fully funded. With the GFIB Rider, you can make Discretionary Income Benefit Purchases only if the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Purchase Rate in effect at the time of such purchase. Appendix B includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments.

Except as described above, any Variable Accumulation Value used to purchase GFIB payments cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments, starting on the GFIB Payment Commencement Date. Accordingly, before electing the GFIB Rider or making a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

If you select the GFIB Rider, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our available Asset Allocation Models. The Asset Allocation Categories (for policies purchased prior to May 1, 2013) and 2012 Asset Allocation Models are set forth in Appendix C. The Asset Allocation Categories (for policies purchased on or after May 1, 2013) and 2013 Asset Allocation Models are set forth in Appendix D. The Asset Allocation Categories (for policies purchased on or after May 1, 2014) and 2014 Asset Allocation Models are set forth in Appendix E. Please note that the 2012 Asset Allocation Models were available for allocations prior to May 1, 2013, the 2013 Asset Allocation Models were available for allocations on or after May 1, 2013 and before May 1, 2014 and the 2014 Asset Allocation Models are available for allocations on or after May 1, 2014.

Once you have allocated your Premium Payment we will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. You can make individual transfers between Investment Divisions, or change to a different Asset Allocation Model, only by sending a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the stated limits. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial withdrawals of your Variable Accumulation Value taken from your policy before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of GFIB Payments that have already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information regarding the impact of partial withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either partial withdrawals or purchases to fund your GFIB Payments will be processed on a pro-rata basis. Appendix B provides examples that show how the GFIB Payment could be impacted by either a partial withdrawal or surrender of the Policy.

You may either accelerate or defer the GFIB Payment Commencement Date that is shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix B includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount.

41

In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date, you will not receive GFIB Payments if no portion of the Funded Income Benefit was purchased as of the date of your election. If on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, only a portion of the Funded Income Benefit has been purchased, we will use such portion to pay you a reduced GFIB Payment amount on the GFIB Payment Commencement Date.

Your GFIB Payment may also be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Appendix B includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB Rider also changes the Policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments (as modified by the GFIB Rider). In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different; as the Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant if certain conditions are met. In this event, if Automatic or Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value, cancel the GFIB Rider (the GFIB Rider Cancellation Fee will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds. In addition, once GFIB Payments begin, the death benefit payable upon your death may be less than your Premium Payment.

If the Annuitant is living on the GFIB Payment Commencement Date, we will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Income Benefit Payments in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding payment options concerning the GFIB Rider.

You may cancel the GFIB Rider at any time after the right to return period. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus with a written request for cancellation. However, we will deduct a GFIB Rider Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Rider Cancellation Fee”). Upon receipt of this request, we will promptly cancel the GFIB Rider and will stop assessing the GFIB Fee. Please note that the Policy will continue as a modified single premium policy and surrender charges will be calculated based on the Policy Date. All other provisions of the GFIB Rider will revert back to those contained in the Policy and the IB Rider. The cancellation of the GFIB Rider will be effective as of the date VPSC receives your cancellation request. If you cancel the GFIB Rider, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

42

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your Policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time all or any portion of your Premium Payment is in your Policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem your Premium Payment to be withdrawn on a first-in, first-out basis, in the event that we do not receive all of your Premium Payment at once. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For policies with the GFIB Rider, the surrender charge period is based on the Policy Year. Therefore, with the GFIB Rider, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year, after which no charge is made.

Exceptions to Surrender Charges

We will not assess a surrender charge:

43

(a)	on amounts you withdraw in any Payment Year (Policy Year for policies that include the GFIB Rider) that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Payment Year) less any prior surrender charge free withdrawals during the Payment Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select a Variable Account Annuity Income Payment option in any Payment Year (Policy Year for policies that include the GFIB Rider) after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a)	Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E charge may vary based on the Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. For policies with the GFIB Rider, we will not assess M&E charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Variable Account Annuity Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b)	Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date (whichever comes first) we deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the Policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c)	Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, we deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB

44

Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB Payment Commencement Date.

(d)	GFIB Rider Cancellation Fee

If you cancel the GFIB Rider, we will deduct a one-time GFIB Rider Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 14 of this Prospectus) receives your cancellation request. (See “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)”). We will deduct the GFIB Rider Cancellation Fee from each Allocation Option in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

We will not change the fee for a particular Policy once you decide to select the GFIB Rider. The maximum GFIB Rider Cancellation Fee is 2.00% of the average Unfunded Income Benefit Base at the time that you elect to cancel the GFIB Rider. We may set a lower charge at our sole discretion.

(e)	Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

(f)	Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit. For policies with the GFIB Rider, individual transfers are not allowed and each reallocation of assets will count as one transfer (See “THE POLICIES- Riders- Guaranteed Future Income Benefit Rider (optional)”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your Policy either (i) when a Premium Payment is made, (ii) upon surrender of the Policy, (iii) on the Variable Account Annuity Commencement Date, GFIB Payment Commencement Date, or the Income Benefit Payment Commencement Date, as applicable, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made pursuant to the IB or GFIB Rider, respectively. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Variable Account Annuity Commencement Date, the GFIB Payment Commencement Date, or the Income Benefit Payment Commencement Date, as applicable. Please note that withdrawals or surrenders with policies that include the GFIB Rider that are effected before the GFIB Payment Commencement Date will decrease the amount of any GFIB Payments provided under the rider. (See “THE POLICIES—Riders—Guaranteed Future Income Benefit Rider (optional).”)

To request a surrender or withdrawal, you must send a written request on a form acceptable to us to VPSC at one of the addresses listed on Question 14 of this Prospectus, or utilize any other method we make available. Fax transmissions

45

are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and we have received all other information necessary to process the request, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a)	Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges and policy service charges.

At surrender, the Funded Income Benefit (for policies with the GFIB or IB Rider), will be used to provide either reduced GFIB Payments or Income Benefit Payments on the GFIB Payment Commencement Date or Income Benefit Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date or Income Benefit Payment Commencement Date”). For policies with the GFIB Rider, if no Automatic or Discretionary Income Benefit Purchases have been made, no GFIB Payments will be payable. For Policies with the IB Rider only, if no Discretionary Income Benefit Purchases have been made, no Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b)	Partial Withdrawals

Partial withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments (for policies with the GFIB Rider) which were guaranteed as of the Policy Date. No partial withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how partial withdrawals will reduce your GFIB Payments. If a partial withdrawal is made before any Automatic Income Benefit Purchases have been made, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the partial withdrawal.

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options and/or the DCA Advantage Account in accordance with your request. For policies with the GFIB Rider, partial withdrawals will be deducted on a pro-rata basis. If you do not specify how to allocate a partial withdrawal among the Allocation Options and/or the DCA Advantage Account, we will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your completed request at the VPSC or online, through the VSC. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

46

If the requested partial withdrawal is equal to the value in any of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If, after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, honoring a partial withdrawal request would result in a Variable Accumulation Value of less than $2,000, we reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right. If we terminate your Policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the Owners(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

(c)	Periodic Partial Withdrawals

For policies with the IB Rider, you may elect to receive regularly scheduled partial withdrawals from the policy. For policies with the GFIB Rider, you may elect to receive regularly scheduled partial withdrawals from the policy once the Unfunded Income Benefit is fully funded or the GFIB Rider is cancelled. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division. You may not make periodic partial withdrawals from the DCA Advantage Account.

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2.

Our Right to Cancel

If, after the Income Benefit Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, and any optional rider charges, we reserve the right to terminate your Policy subject to applicable state laws. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a Premium Payment (for policies with the IB Rider only). If we terminate your policy, we will pay you the Accumulation Value of your Policy in one lump sum. We may also terminate your Policy if after either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, the Variable Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

47

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If we agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If we agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. For policies with the GFIB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide reduced GFIB Payments, beginning on the GFIB Payment Commencement Date. For policies with the IB Rider, if you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the Income Benefit Payment Commencement Date, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, starting on the Income Benefit Payment Commencement Date. If there is no Funded Income Benefit, on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments, respectively, will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If we agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date we received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, we will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement Date. If the GFIB Payment Commencement Date is accelerated by five years or less, we will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

The disclosure in this section equally applies to any change of the Income Benefit Payment Commencement Date, which could result in an adjusted Income Benefit Payment amount.

48

Death Before Annuity Commencement

Unless amended by any rider attached to the Policy, if the Owner dies prior to the Variable Account Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 14 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value; or

(b)	the Adjusted Death Benefit Premium Payments.

Please see “THE POLICIES — Riders — Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider” for information regarding what happens if you die prior to the Variable Account Annuity Commencement Date and either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, respectively.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life with Cash Refund Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”); or

(ii)	under another Variable Account Annuity Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments”.)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. Generally, NYLIAC will issue a Policy to joint owners so long as such joint owners are spouses. If your spouse exercises the spousal continuance option, any amounts contributed to the Funded Income Benefit will be returned to the policies Variable Accumulation Value and no GFIB Payments or Income Benefit Payments will be payable. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the Annuitant and, where applicable under another Variable Account Annuity Income Payment option, the joint Annuitant, if any, die after the Variable Account Annuity Commencement Date, NYLIAC will pay the sum required by the Variable Account Annuity Income Payment option in effect.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Variable Account Income Payments

(a)	Election of Variable Account Annuity Income Payment Options

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY AND INCOME PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Variable Accumulation Value is less than $2,000. To change the Variable Account Annuity Income Payment option to another option that we make available or to request another method of payment prior to the Variable Account Annuity Commencement Date, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. However, once payments begin, you may not change the option. We may require proof of birth date before Variable Account Annuity Income Payments begin. For Variable Account Annuity Income Payment options involving life income (if we make such options available), the actual age of the Annuitant will affect the amount of each payment. Since payments based on older

49

Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, we will provide any amount from the Variable Account that has not been paid out upon the death of the Annuitant. NYLIAC does not currently offer variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward one of the Variable Account Annuity Income Payment options we may offer, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount placed under one of the Variable Account Income Payment options we may offer. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Variable Account Annuity Income Payment options involving life income, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b)	Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, we will start to make either GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments and Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES— Riders—Guaranteed Future Income Benefit Rider (optional)” and “Income Benefit Rider;” “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the attained age of the Annuitant on the date of the purchase.

No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before either the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, (ii) you surrender the policy before the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death.

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

50

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a Policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. If before the Variable Account Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Variable Account Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner’s estate. The proceeds noted in this section that may be payable to one or more Beneficiaries do not include GFIB Payments or Income Benefit Payments, which end when the Annuitant dies.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 14 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

THE DCA ADVANTAGE ACCOUNT

The DCA Advantage Account is held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws.

NYLIAC will set interest rates in advance for each date on which we may receive a portion of the Premium Payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment transferred into the DCA Advantage Account will

51

receive the applicable interest rate in effect on the Business Day we receive such portion of the Premium Payment. Interest rates for subsequent transfers made into the DCA Advantage Account may be different from the rate applied to prior transfers made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

With respect to the GFIB and IB Rider, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Account will be used to determine the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

52

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments (or the Income Benefit Payments, as the case may be) and the Variable Account.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) new gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies

53

to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distribution or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

54

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments (for policies with the GFIB Rider) or Income Benefit Payments (for policies with the IB Rider) begin, we believe You will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments or the Income Benefit Payments (as the case may be) should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 7% of all premiums received. The total commissions paid for New York Life Income Plus Variable Annuity policies issued during fiscal years ended December 31, 2014, 2013 and 2012 were $3,444,867, $4,650,794 and $1,675,563, respectively.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

55

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

56

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity Statement of Additional Information.

The New York Life Income Plus Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity Statement of Additional Information dated May 1, 2015

Name

Address

City                                                                  State                                              Zip

57

APPENDIX A — IB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income (through Discretionary Income Benefit Purchases) with the IB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit and Income Benefit Payments (if any), and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the Policy, as well as the potential income benefit, with other variable annuity policies that include a fixed deferred income component.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the Policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the IB Rider might hypothetically work in your situation.

A-1

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.50	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,996.20	7.02%	—	3,917.50	50,000.00	115,996.20
68	8	65,996.20	2.47%	—	67,623.98	6.67%	—	3,917.50	50,000.00	117,623.98
69	9	67,623.98	2.47%	—	69,297.41	6.34%	—	3,917.50	50,000.00	119,297.41
70	10	69,297.41	2.47%	—	71,009.19	5.90%	—	3,917.50	50,000.00	121,009.19

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-2

IB Rider Example with Multiple Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-2.08%	—	97,922.32	9.79%	—	—	—	100,000.00
62	2	97,922.32	-2.43%	—	95,539.93	9.23%	—	—	—	100,000.00
63	3	95,539.93	-2.43%	—	93,214.79	8.72%	—	—	—	100,000.00
64	4	93,214.79	-2.43%	—	90,945.53	8.25%	—	—	—	100,000.00
65	5	90,945.53	-1.78%	25,000.00	64,326.43	7.82%	2,013.25	2,013.25	25,000.00	100,000.00
66	6	64,326.43	-1.52%	25,000.00	38,351.25	7.40%	1,904.25	3,917.50	50,000.00	100,000.00
67	7	38,351.25	-2.48%	—	37,400.31	7.02%	—	3,917.50	50,000.00	100,000.00
68	8	37,400.31	-2.48%	—	36,472.23	6.67%	—	3,917.50	50,000.00	100,000.00
69	9	36,472.23	-2.49%	—	35,564.08	6.34%	—	3,917.50	50,000.00	100,000.00
70	10	35,564.08	-2.49%	—	34,679.99	5.90%	—	3,917.50	50,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-3

IB Rider Example with Multiple Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-7.03%	—	92,971.64	9.79%	—	—	—	100,000.00
62	2	92,971.64	-7.35%	—	86,138.18	9.23%	—	—	—	100,000.00
63	3	86,138.18	-7.35%	—	79,804.85	8.72%	—	—	—	100,000.00
64	4	79,804.85	-7.36%	—	73,935.13	8.25%	—	—	—	100,000.00
65	5	73,935.13	-4.90%	25,000.00	45,314.94	7.82%	2,013.25	2,013.25	25,000.00	100,000.00
66	6	45,314.94	-3.34%	25,000.00	18,799.18	7.40%	1,904.25	3,917.50	50,000.00	100,000.00
67	7	18,799.18	-7.47%	—	17,395.16	7.02%	—	3,917.50	50,000.00	100,000.00
68	8	17,395.16	-7.48%	—	16,093.91	6.67%	—	3,917.50	50,000.00	100,000.00
69	9	16,093.91	-7.51%	—	14,884.84	6.34%	—	3,917.50	50,000.00	100,000.00
70	10	14,884.84	-7.51%	—	13,767.06	5.90%	—	3,917.50	50,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $3,917.50 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-4

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.52%	—	102,524.11	9.79%	—	—	—	102,524.11
62	2	102,524.11	2.36%	5,000.00	99,944.32	9.23%	476.07	476.07	5,000.00	104,944.32
63	3	99,944.32	2.36%	5,000.00	97,299.62	8.72%	449.45	925.51	10,000.00	107,299.62
64	4	97,299.62	2.35%	5,000.00	94,588.45	8.25%	425.09	1,350.60	15,000.00	109,588.45
65	5	94,588.45	2.35%	5,000.00	91,815.41	7.82%	402.65	1,753.25	20,000.00	111,815.41
66	6	91,815.41	2.34%	5,000.00	88,966.47	7.40%	380.85	2,134.10	25,000.00	113,966.47
67	7	88,966.47	2.34%	5,000.00	86,045.86	7.02%	360.98	2,495.08	30,000.00	116,045.86
68	8	86,045.86	2.48%	—	88,177.54	6.67%	—	2,495.08	30,000.00	118,177.54
69	9	88,177.54	2.49%	—	90,368.96	6.34%	—	2,495.08	30,000.00	120,368.96
70	10	90,368.96	2.48%	—	92,610.63	5.90%	—	2,495.08	30,000.00	122,610.63
The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-5

IB Rider Example with Systematic Discretionary Income Benefit Purchases with 0% Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 0%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-2.41%	—	97,594.16	9.79%	—	—	—	100,000.00
62	2	97,594.16	-2.31%	5,000.00	90,339.71	9.23%	476.07	476.07	5,000.00	100,000.00
63	3	90,339.71	-2.30%	5,000.00	83,259.58	8.72%	449.45	925.51	10,000.00	100,000.00
64	4	83,259.58	-2.29%	5,000.00	76,349.58	8.25%	425.09	1,350.60	15,000.00	100,000.00
65	5	76,349.58	-2.29%	5,000.00	69,600.99	7.82%	402.65	1,753.25	20,000.00	100,000.00
66	6	69,600.99	-2.27%	5,000.00	63,019.20	7.40%	380.85	2,134.10	25,000.00	100,000.00
67	7	63,019.20	-2.26%	5,000.00	56,595.56	7.02%	360.98	2,495.08	30,000.00	100,000.00
68	8	56,595.56	-2.45%	—	55,206.23	6.67%	—	2,495.08	30,000.00	100,000.00
69	9	55,206.23	-2.46%	—	53,846.70	6.34%	—	2,495.08	30,000.00	100,000.00
70	10	53,846.70	-2.46%	—	52,523.22	5.90%	—	2,495.08	30,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawal were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-6

IB Rider Example with Systematic Discretionary Income Benefit Purchases with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is -5%. The policyowner makes annual Discretionary Income Benefit Purchases each year for 6 years beginning in Policy Year 2.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	-7.34%	—	92,664.04	9.79%	—	—	—	100,000.00
62	2	92,664.04	-6.96%	5,000.00	81,218.92	9.23%	476.07	476.07	5,000.00	100,000.00
63	3	81,218.92	-6.90%	5,000.00	70,611.54	8.72%	449.45	925.51	10,000.00	100,000.00
64	4	70,611.54	-6.84%	5,000.00	60,780.64	8.25%	425.09	1,350.60	15,000.00	100,000.00
65	5	60,780.64	-6.78%	5,000.00	51,658.71	7.82%	402.65	1,753.25	20,000.00	100,000.00
66	6	51,658.71	-6.67%	5,000.00	43,215.25	7.40%	380.85	2,134.10	25,000.00	100,000.00
67	7	43,215.25	-6.54%	5,000.00	35,389.82	7.02%	360.98	2,495.08	30,000.00	100,000.00
68	8	35,389.82	-7.40%	—	32,771.34	6.67%	—	2,495.08	30,000.00	100,000.00
69	9	32,771.34	-7.42%	—	30,338.27	6.34%	—	2,495.08	30,000.00	100,000.00
70	10	30,338.27	-7.41%	—	28,088.98	5.90%	—	2,495.08	30,000.00	100,000.00

The designated Payee will receive Income Benefit Payments of $2,495.08 per year starting on the Income Benefit Payment Commencement Date (starting at age 70). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-7

IB Rider Example with an Accelerated Income Benefit Payment Commencement Date:

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client accelerates their Income Benefit Payment Commencement Date in the beginning of Policy Year 7 to begin at the end of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.51	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,997.13	5.62%	—	2,987.79	50,000.00	115,997.13
68	8	65,997.13	2.51%	—	67,655.80	5.63%	—	2,987.79	50,000.00	117,655.80

The acceleration of the Income Benefit Payment Commencement Start Date lowers the Income Benefit Payments to $2,987.79.

The designated Payee will receive Income Benefit Payments of $2,987.79 per year starting on the Income Benefit Payment Commencement Date (starting at age 68). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-8

IB Rider Example with a Deferral of the Income Benefit Payment Commencement Date

A New York Life Income Plus Variable Annuity is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment.

The Income Benefit Payment Commencement Date is 10 years from the Policy Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%. The policyowner makes two Discretionary Income Benefit Purchases in Policy Years 5 and 6.

The client defers their Income Benefit Payment Commencement Date in the beginning of Policy Year 7 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Death Benefit
61	1	100,000.00	2.87%	—	102,873.07	9.79%	—	—	—	102,873.07
62	2	102,873.07	2.48%	—	105,427.73	9.23%	—	—	—	105,427.73
63	3	105,427.73	2.48%	—	108,046.52	8.72%	—	—	—	108,046.52
64	4	108,046.52	2.48%	—	110,731.12	8.25%	—	—	—	110,731.12
65	5	110,731.12	1.92%	25,000.00	87,860.11	7.82%	2,013.25	2,013.25	25,000.00	112,860.11
66	6	87,860.11	1.76%	25,000.00	64,408.33	7.40%	1,904.25	3,917.51	50,000.00	114,408.33
67	7	64,408.33	2.47%	—	65,996.20	7.02%	—	4,826.57	50,000.00	115,996.20
68	8	65,996.20	2.47%	—	67,623.98	8.39%	—	4,826.57	50,000.00	117,623.98
69	9	67,623.98	2.47%	—	69,297.41	7.92%	—	4,826.57	50,000.00	119,297.41
70	10	69,297.41	2.47%	—	71,008.21	7.49%	—	4,826.57	50,000.00	121,008.21
71	11	71,008.21	2.47%	—	72,761.95	7.09%	—	4,826.57	50,000.00	122,761.95
72	12	72,761.95	2.47%	—	74,559.77	6.73%	—	4,826.57	50,000.00	124,559.77
73	13	74,559.77	2.48%	—	76,409.06	6.23%	—	4,826.57	50,000.00	126,409.06

The deferral of the Income Benefit Payment Commencement Date increases their Income Benefit Payments to $4,826.57.

The designated Payee will receive Income Benefit Payments of $4,826.57 per year starting on the Income Benefit Payment Commencement Date (starting at age 73). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of Income Benefit Payments equal or exceed the minimum death benefit of the Policy after Income Benefit Payments commence, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of Income Benefit Payments equal or exceed the minimum death benefit after Income Benefit Payments commence, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, policy service charges and average Fund Fees of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial withdrawals were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

A-9

APPENDIX B — GFIB RIDER EXAMPLES

The following examples demonstrate how your policy would work if you choose to purchase income with the GFIB Rider. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB Rider might hypothetically work in your situation.

GFIB Rider Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	—	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	—	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73	1.22%	11,453.17	—	39,337.09	6.67%	778.43	5,307.72	71,066.71	2,274.08	7,581.79	110,403.80
69	9	39,337.09	1.26%	8,706.81	—	31,124.96	6.34%	562.79	5,870.51	79,773.52	1,711.29	7,581.79	110,898.48
70	10	31,124.96	0.97%	28,752.25	—	2,673.24	5.90%	1,711.29	7,581.79	108,525.77	—	7,581.79	111,199.00

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

You make a Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.30%	—	10,000.00	93,436.84	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	103,436.84
63	3	93,436.84	1.53%	—	—	94,863.13	8.72%	—	952.13	10,000.00	6,629.66	7,581.79	104,863.13
64	4	94,863.13	1.54%	—	—	96,325.27	8.25%	—	952.13	10,000.00	6,629.66	7,581.79	106,325.27
65	5	96,325.27	1.56%	6.27	—	97,824.54	7.82%	0.49	952.62	10,006.27	6,629.17	7,581.79	107,830.80
66	6	97,824.54	1.13%	25,078.26	—	73,851.91	7.40%	1,892.17	2,844.79	35,084.53	4,737.01	7,581.79	108,936.44
67	7	73,851.91	1.18%	17,812.59	—	56,914.11	7.02%	1,274.63	4,119.42	52,897.12	3,462.38	7,581.79	109,811.23
68	8	56,914.11	1.23%	12,964.79	—	44,649.85	6.67%	881.17	5,000.59	65,861.91	2,581.21	7,581.79	110,511.76
69	9	44,649.85	1.27%	9,856.24	—	35,359.76	6.34%	637.08	5,637.67	75,718.16	1,944.12	7,581.79	111,077.91
70	10	35,359.76	0.98%	32,664.43	—	3,041.10	5.90%	1,944.12	7,581.79	108,382.58	—	7,581.79	111,423.69

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-6.88%	17,974.96	10,000.00	57,926.32	9.23%	2,625.37	2,625.37	27,974.96	4,956.43	7,581.79	100,000.00
63	3	57,926.32	-6.74%	19,571.50	—	34,452.78	8.72%	1,735.42	4,360.78	47,546.46	3,221.01	7,581.79	100,000.00
64	4	34,452.78	-6.88%	11,632.09	—	20,450.83	8.25%	975.91	5,336.69	59,178.55	2,245.10	7,581.79	100,000.00
65	5	20,450.83	-7.16%	6,895.13	—	12,090.65	7.82%	548.08	5,884.78	66,073.68	1,697.02	7,581.79	100,000.00
66	6	12,090.65	-7.64%	4,066.30	—	7,100.54	7.40%	305.83	6,190.60	70,139.98	1,391.19	7,581.79	100,000.00
67	7	7,100.54	-8.52%	2,377.58	—	4,118.31	7.02%	169.55	6,360.15	72,517.57	1,221.64	7,581.79	100,000.00
68	8	4,118.31	-10.09%	1,368.06	—	2,334.87	6.67%	92.65	6,452.80	73,885.62	1,128.99	7,581.79	100,000.00
69	9	2,334.87	-13.00%	764.17	—	1,267.20	6.34%	49.22	6,502.02	74,649.79	1,079.77	7,581.79	100,000.00
70	10	1,267.20	-18.44%	1,033.47	—	—	5.90%	61.57	6,563.59	75,683.27	1,018.20	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service changes and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.14%	—	10,000.00	84,126.51	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	100,000.00
63	3	84,126.51	-2.98%	26,021.97	—	55,594.38	8.72%	2,302.07	3,254.20	36,021.97	4,327.59	7,581.79	100,000.00
64	4	55,594.38	-2.89%	18,912.78	—	35,076.44	8.25%	1,586.45	4,840.65	54,934.75	2,741.15	7,581.79	100,000.00
65	5	35,076.44	-2.94%	11,929.24	—	22,117.53	7.82%	948.05	5,788.70	66,863.99	1,793.10	7,581.79	100,000.00
66	6	22,117.53	-3.03%	7,517.74	—	13,930.53	7.40%	565.29	6,353.99	74,381.73	1,227.81	7,581.79	100,000.00
67	7	13,930.53	-3.20%	4,730.14	—	8,754.13	7.02%	337.24	6,691.23	79,111.87	890.56	7,581.79	100,000.00
68	8	8,754.13	-3.51%	2,967.25	—	5,479.38	6.67%	200.90	6,892.13	82,079.12	689.66	7,581.79	100,000.00
69	9	5,479.38	-4.04%	1,851.76	—	3,406.26	6.34%	119.22	7,011.36	83,930.88	570.44	7,581.79	100,000.00
70	10	3,406.26	-4.86%	3,240.85	—	—	5.90%	192.87	7,204.23	87,171.73	377.56	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.45%	—	—	93,826.10	9.23%	—	—	—	7,581.79	7,581.79	100,000.00
63	3	93,826.10	-2.90%	31,919.92	—	59,189.43	8.72%	2,829.83	2,829.83	31,919.92	4,751.96	7,581.79	100,000.00
64	4	59,189.43	-2.92%	20,133.65	—	37,329.87	8.25%	1,688.86	4,518.69	52,053.57	3,063.10	7,581.79	100,000.00
65	5	37,329.87	-2.98%	12,693.44	—	23,523.46	7.82%	1,008.78	5,527.48	64,747.01	2,054.32	7,581.79	100,000.00
66	6	23,523.46	-3.10%	7,993.42	—	14,800.90	7.40%	601.06	6,128.54	72,740.44	1,453.26	7,581.79	100,000.00
67	7	14,800.90	-3.32%	5,023.44	—	9,285.75	7.02%	358.16	6,486.69	77,763.88	1,095.10	7,581.79	100,000.00
68	8	9,285.75	-3.70%	3,145.16	—	5,796.57	6.67%	212.95	6,699.64	80,909.04	882.15	7,581.79	100,000.00
69	9	5,796.57	-4.35%	1,956.61	—	3,587.58	6.34%	125.97	6,825.62	82,865.64	756.18	7,581.79	100,000.00
70	10	3,587.58	-5.38%	3,394.64	—	—	5.90%	202.03	7,027.65	86,260.29	554.14	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-7.37%	24,288.40	—	61,163.63	9.23%	2,266.98	2,266.98	24,288.40	5,314.82	7,581.79	100,000.00
63	3	61,163.63	-6.75%	20,664.24	—	36,370.53	8.72%	1,832.31	4,099.29	44,952.64	3,482.51	7,581.79	100,000.00
64	4	36,370.53	-6.90%	12,278.51	—	21,581.39	8.25%	1,030.14	5,129.43	57,231.15	2,452.36	7,581.79	100,000.00
65	5	21,581.39	-7.21%	7,275.23	—	12,751.14	7.82%	578.29	5,707.73	64,506.38	1,874.07	7,581.79	100,000.00
66	6	12,751.14	-7.71%	4,287.33	—	7,480.38	7.40%	322.45	6,030.18	68,793.72	1,551.62	7,581.79	100,000.00
67	7	7,480.38	-8.64%	2,503.63	—	4,330.37	7.02%	178.54	6,208.72	71,297.35	1,373.07	7,581.79	100,000.00
68	8	4,330.37	-10.31%	1,437.29	—	2,446.53	6.67%	97.34	6,306.06	72,734.64	1,275.73	7,581.79	100,000.00
69	9	2,446.53	-13.42%	799.40	—	1,318.71	6.34%	51.49	6,357.55	73,534.04	1,224.25	7,581.79	100,000.00
70	10	1,318.71	-19.33%	1,063.83	—	—	5.90%	63.38	6,420.93	74,597.87	1,160.86	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 partial withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.31%	16,790.20	20,000.00	49,807.69	7.40%	1,268.56	3,000.30	38,513.85	4,581.49	6,195.07	88,321.53
67	7	49,807.69	1.16%	12,076.26	—	38,310.22	7.02%	864.15	3,864.46	50,590.11	3,717.34	6,195.07	88,900.33
68	8	38,310.22	1.20%	8,790.76	—	29,979.76	6.67%	597.48	4,461.94	59,380.88	3,119.86	6,195.07	89,360.63
69	9	29,979.76	1.23%	6,682.33	—	23,666.24	6.34%	431.93	4,893.87	66,063.20	2,687.93	6,195.07	89,729.44
70	10	23,666.24	0.93%	21,861.74	—	2,025.32	5.90%	1,301.20	6,195.07	87,924.95	1,386.73	6,195.07	89,950.26

The partial withdrawal lowers the GFIB Payments to $6,195.07.

The designated Payee will receive GFIB Payments of $6,195.07 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Surrender:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the beginning of Policy Year 8 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The Accumulation Value of the policy at surrender is $50,176.73

The full surrender lowers the GFIB Payments to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 7 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the beginning of Policy Year 3 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	6.97%	—	—	—	5,803.64	5,803.64	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	6.62%	—	—	—	5,803.64	5,803.64	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	6.31%	—	—	—	5,803.64	5,803.64	108,416.38
66	6	108,416.38	1.44%	8,840.80	101,138.54	6.01%	535.18	535.18	8,840.80	5,268.46	5,803.64	109,979.34
67	7	101,138.54	0.88%	93,115.15	8,917.16	5.62%	5,268.46	5,803.64	101,955.95	—	5,803.64	110,873.10

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,803.64.

The designated Payee will receive GFIB Payments of $5,803.64 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 13 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the beginning of Policy Year 3 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	11.34%	—	—	—	9,166.52	9,166.52	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	10.62%	—	—	—	9,166.52	9,166.52	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	9.99%	—	—	—	9,166.52	9,166.52	108,416.38
66	6	108,416.38	1.35%	15,428.03	94,448.42	9.41%	1,468.64	1,468.64	15,428.03	7,697.88	9,166.52	109,876.45
67	7	94,448.42	1.09%	25,943.07	69,537.25	8.88%	2,349.60	3,818.24	41,371.11	5,348.28	9,166.52	110,908.36
68	8	69,537.25	1.12%	18,202.15	52,112.03	8.39%	1,558.47	5,376.71	59,573.26	3,789.81	9,166.52	111,685.29
69	9	52,112.03	1.10%	14,421.41	38,261.62	7.92%	1,164.12	6,540.83	73,994.67	2,625.69	9,166.52	112,256.29
70	10	38,261.62	1.08%	10,113.96	28,562.41	7.49%	772.19	7,313.01	84,108.63	1,853.51	9,166.52	112,671.04
71	11	28,562.41	1.05%	7,298.60	21,564.12	7.09%	527.79	7,840.80	91,407.23	1,325.72	9,166.52	112,971.35
72	12	21,564.12	0.99%	5,439.94	16,336.68	6.73%	373.03	8,213.83	96,847.18	952.69	9,166.52	113,183.85
73	13	16,336.68	0.61%	15,165.00	1,271.98	6.23%	952.69	9,166.52	112,012.17	—	9,166.52	113,284.16

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,166.52.

The designated Payee will receive GFIB Payments of $9,166.52 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.83%	16,708.65	20,000.00	50,338.54	7.40%	1,262.36	2,994.10	38,432.30	3,228.81	6,222.92	88,770.84
67	7	50,338.54	1.16%	12,202.91	—	38,720.96	7.02%	873.22	3,867.32	50,635.21	2,355.60	6,222.92	89,356.17
68	8	38,720.96	1.20%	8,882.92	—	30,303.64	6.67%	603.74	4,471.06	59,518.13	1,751.85	6,222.92	89,821.77
69	9	30,303.64	1.23%	6,752.40	—	23,924.41	6.34%	436.46	4,907.52	66,270.53	1,315.39	6,222.92	90,194.94
70	10	23,924.41	0.93%	22,100.24	—	2,047.74	5.90%	1,315.39	6,222.92	88,370.77	—	6,222.92	90,418.52

The partial annuitization results in Variable Account Annuity Income Payments of $1,156.64 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,222.92.

The designated Payee will receive GFIB Payments of $6,222.92 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Rider Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity with the GFIB Rider is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the beginning of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The full annuitization of $50,176.73 at the beginning of Policy Year 8 results in Variable Account Annuity Income Payments of $2,996.54 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Rider Fee, policy service charge, and an average Fund Fee of 1.00%.
**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX C — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED PRIOR TO MAY 1,

2013) AND 2012 ASSET ALLOCATION MODELS

Asset Allocation Categories:

Category A: Conservative
Minimum Allocation	20%
Maximum Allocation	100%

Category A Funds

MainStay VP Cash Management MainStay VP Bond MainStay VP Government MainStay VP Floating Rate MainStay VP High Yield Corporate Bond		MainStay VP PIMCO Real Return MainStay VP Unconstrained Bond BlackRock® High Yield V.I. Fund Columbia VP Emerging Markets Bond PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) PIMCO VIT Total Return

Category B: Moderate
Minimum Allocation	0%
Maximum Allocation	80%

Category B Funds

MainStay VP Balanced

MainStay VP Common Stock

MainStay VP Conservative Allocation

MainStay VP Convertible

MainStay VP Cornerstone Growth

MainStay VP Growth Allocation

MainStay VP ICAP Select Equity

MainStay VP Income Builder

MainStay VP Janus Balanced

MainStay VP Large Cap Growth

MainStay VP MFS® Utilities

MainStay VP Marketfield

MainStay VP Moderate Allocation

MainStay VP Moderate Growth Allocation

MainStay VP S&P 500 Index

MainStay VP T. Rowe Price Equity Income

BlackRock® Global Allocation V.I.

Fidelity® VIP Contrafund®

Fidelity® VIP Growth Opportunities

MFS® Investors Trust Series

MFS® Research Series

Victory VIF Diversified Stock

Category C: Aggressive
Minimum Allocation	0%
Maximum Allocation	20%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

American Funds IS® Global Small Capitalization®

American Funds IS® New World®

Columbia VP Commodity Strategy

Columbia VP Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income

Fidelity® VIP Mid-Cap

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

Neuberger Berman AMT Mid Cap Growth

Royce Micro-Cap

UIF U.S. Real Estate Portfolio

2012 Asset Allocation Models:

Appreciation 40% MainStay VP Moderate Growth Allocation 25% Fidelity® VIP Contrafund® 20% MainStay VP Unconstrained Bond 10% MainStay VP International Equity 5% MainStay VP Emerging Markets Equity		Balanced 35% MainStay VP Moderate Growth Allocation 25% MainStay VP Unconstrained Bond 20% BlackRock Global Allocation 10% Fidelity VIP Contrafund® 10% MainStay VP International Equity

Protection 30% MainStay VP Moderate Growth Allocation 25% BlackRock® Global Allocation 25% MainStay VP Unconstrained Bond

C-1

15% MainStay VP Bond 5% MainStay VP PIMCO Real Return

C-2

APPENDIX D — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED ON OR AFTER MAY

1, 2013 AND PRIOR TO MAY 1, 2014) AND 2013 ASSET ALLOCATION MODELS

Asset Allocation Categories:

Category A: Fixed Income
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Cash Management		MainStay VP PIMCO Real Return
MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia VP Emerging Markets Bond
MainStay VP High Yield Corporate Bond		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) PIMCO VIT Total Return

Category B: Fixed Income and Equity
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Conservative Allocation		MainStay VP Common Stock
MainStay VP Janus Balanced		MainStay VP S&P 500 Index
BlackRock® Global Allocation V.I.		MainStay VP ICAP Select Equity
MainStay VP Moderate Allocation		MFS® Research Series
MainStay VP Income Builder		MainStay Large Cap Growth
MainStay VP Balanced		MainStay VP Growth Allocation
MainStay VP Moderate Growth Allocation		Victory VIF Diversified Stock
MainStay VP Convertible		Fidelity® VIP Contrafund®
MFS® Investors Trust Series		Fidelity® VIP Growth Opportunities
MainStay VP MFS® Utilities		MainStay VP T. Rowe Price Equity Income
MainStay VP Cornerstone Growth		MainStay VP Marketfield

Category C: Equity
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

American Funds IS® Global Small Capitalization®

American Funds IS® New World®

Columbia VP Commodity Strategy

Columbia VP Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income

Fidelity® VIP Mid-Cap

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

Neuberger Berman AMT Mid Cap Growth

Royce Micro-Cap

UIF U.S. Real Estate Portfolio

D-1

2013 Asset Allocation Models:

Appreciation

35% MainStay VP Growth Allocation

20% MainStay VP Marketfield

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

5% Fidelity® VIP Contrafund®

5% MainStay VP International Equity

5% MainStay VP Emerging Markets Equity

Balanced

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund®

10% MainStay VP Marketfield

5% MainStay VP Floating Rate

5% MainStay VP International Equity

5% BlackRock® Global Allocation V.I.

Protection

30% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

20% BlackRock® Global Allocation V.I.

10% MainStay VP Bond

5% MainStay VP Floating Rate

5% MainStay VP PIMCO Real Return

5% MainStay VP Marketfield

D-2

APPENDIX E — INVESTMENT DIVISION RESTRICTIONS (FOR POLICIES PURCHASED ON OR AFTER MAY 1, 2014) AND 2014 ASSET ALLOCATION MODELS

Asset Allocation Categories: Category A: Fixed Income
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Cash Management		MainStay VP PIMCO Real Return
MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia VP Emerging Markets Bond
MainStay VP High Yield Corporate Bond		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) PIMCO VIT Total Return

Category B: Fixed Income and Equity
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Conservative Allocation		MainStay VP Common Stock
MainStay VP Janus Balanced		MainStay VP S&P 500 Index
BlackRock® Global Allocation V.I.		MainStay VP ICAP Select Equity
MainStay VP Moderate Allocation		MFS® Research Series
MainStay VP Income Builder		MainStay Large Cap Growth
MainStay VP Balanced		MainStay VP Growth Allocation
MainStay VP Moderate Growth Allocation		Victory VIF Diversified Stock
MainStay VP Convertible		Fidelity® VIP Contrafund®
MFS® Investors Trust Series		Fidelity® VIP Growth Opportunities
MainStay VP MFS® Utilities		MainStay VP T. Rowe Price Equity Income
MainStay VP Cornerstone Growth		MainStay VP Marketfield

Category C: Equity
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

American Funds IS Global Small Capitalization®

American Funds IS New World®

Columbia VP Commodity Strategy

Columbia VP Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income

Fidelity® VIP Mid-Cap

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

Neuberger Berman AMT Mid Cap Growth

Royce Micro-Cap

UIF U.S. Real Estate Portfolio

E-1

2014 Asset Allocation Models

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund®

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

8% MainStay VP Marketfield

5% MFS® Investors Trust Series

5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

5% PIMCO VIT Total Return

4% Invesco V.I. International Growth Fund

3% American Funds IS New World Fund®

3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund®

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

8% MainStay VP High Yield Corporate Bond

5% MainStay VP Marketfield

3% Invesco V.I. International Growth Fund

2% American Funds IS New World Fund®

2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

6% MainStay VP High Yield Corporate Bond

3% MainStay VP Marketfield

2% Fidelity® VIP Contrafund®

2% Invesco V.I. International Growth Fund

1% American Funds IS New World Fund®

1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return

5% MainStay VP High Yield Corporate Bond

E-2

Statement of Additional Information

May 1, 2015

for

New York Life Income Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Income Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Income Plus Variable Annuity Prospectus dated May 1, 2015. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Income Plus Variable Annuity Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for the M&E Charge for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Automatic Income Benefit Purchase Formula

A pre-defined and non-discretionary Automatic Income Benefit Purchase Formula will be used to deduct a portion of the Variable Accumulation Value as an Automatic Income Benefit Purchase. Automatic Income Benefit Purchases are used to fund the GFIB Payments. Each Automatic Income Benefit Purchase reduces the Unfunded Income Benefit and concurrently increases the Funded Income Benefit. The Automatic Income Benefit Purchase Formula will be used to determine if an Automatic Income Benefit Purchase is required and the amount of the required Automatic Income Benefit Purchase.

AUTOMATIC INCOME BENEFIT PURCHASE FORMULA:

Target Ratio: TRt = (UIBt ÷ PRt) ÷ Vt

Quarterly Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum [C* PQV, Vt × {1 – Minimum [1, m x (1 –TRt)]}]

Final Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum (UIBt ÷ PRt,Vt)

•	t = Time (current Business Day)

•	AIBP = Automatic Income Benefit Purchase

•	IBP = Income Benefit Purchase (Automatic Income Benefit Purchase or Discretionary Income Benefit Purchase)

2

•

PR = Income Benefit Purchase Rate: The amount of income purchased per dollar of Variable Accumulation Value applied to purchase the income. The income purchase rate in effect for an Automatic Income Benefit Purchase and a Discretionary Income Benefit Purchase at the time a purchase is processed.

•	FIB = Funded Income Benefit

•	UIB = Unfunded Income Benefit

•	V = Accumulation Value

•

TR = Target Ratio: The ratio of the Variable Accumulation Value required to purchase the Unfunded Income Benefit relative to the current Accumulation Value in the Policy at the time a purchase is processed.

•

C = Cap: The maximum percentage 10% of the prior quarter-end Policy’s Accumulation Value, on the first Business Day of the prior Policy quarter, that can be used to make an Automatic Income Benefit Purchase, except for the final Automatic Income Benefit Purchase. The Cap percentage is established on the Policy Date and will not change while this Policy is in effect.

•	PQV = The Policy’s Accumulation Value on the first Business Day of the prior Policy quarter.

•	m = Target Threshold [8].

The Automatic Income Benefit Purchase Formula will be applied on the second Policy quarter and every subsequent Policy quarter, except for the final Automatic Income Benefit Purchase, as described below, until the GFIB Payment Commencement Date. If this formula determines that an Automatic Income Benefit Purchase is required, the purchase will be processed on the same day that the formula is applied. With the exception of the final Automatic Income Benefit Purchase, each Automatic Income Benefit Purchase is subject to a maximum of ten percent (10%) of the Accumulation Value as of the first Business Day of the prior Policy quarter.

Final Automatic Income Benefit Purchase

A final application of the Automatic Income Benefit Purchase Formula will be calculated twenty (20) Business Days immediately preceding the GFIB Payment Commencement Date to determine if a final Automatic Income Benefit Purchase is necessary, and the amount of the required Automatic Income Benefit Purchase. We will provide notification to you of the upcoming final application of the Automatic Income Benefit Purchase Formula thirty (30) calendar days in advance of the final formula application date. If a purchase is required, it will be processed on the same day that the formula is applied. Following the final Automatic Income Benefit Purchase, if any, we will send you a written confirmation stating the amount of the purchase. Please examine this confirmation carefully. Within five (5) days of the GFIB Payment Commencement Date, you may cancel the final Automatic Income Benefit Purchase by returning the confirmation to Us with a request to cancel the purchase. On the day we receive your cancellation request, the Automatic Income Benefit Purchase will be reversed. The amount applied to the Variable Accumulation Value will be equal in dollar value to the amount deducted for the Automatic Income Benefit Purchase.

If a final Automatic Income Benefit Purchase is required to fully fund the GFIB Payments, and you cancel the final Automatic Income Benefit Purchase, you will receive a reduced GFIB payment amount based on the Funded Income Benefit amount determined on the GFIB Payment Commencement Date. Please read the Policy for additional details.

ANNUITY AND INCOME PAYMENTS

We will make equal annuity payments each month under the Life with Cash Refund payment option during the lifetime of the Annuitant. If the Annuitant dies before the Variable Account has been exhausted, the amount remaining in the Variable Account will be paid to the Beneficiary. We may require that the Payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the aggregate amount of the Variable Account.

On the Variable Account Annuity Commencement Date, We will determine the Variable Accumulation Value of your Policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Variable Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the Policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

3

On the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, We will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant(s) is living on the GFIB Payment Commencement Date or the Income Benefit Payment Commencement Date, as applicable, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. GFIB Payments or Income Benefit Payments, as applicable, will continue as long as the Annuitant(s) is living. The amount of the GFIB Payments is determined on and guaranteed as of the Policy Date, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not guaranteed as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, and overall market conditions. Income Benefit Payments are based on, among other things, Income Benefit Purchase Rates in effect when you make a Discretionary Income Benefit Purchase, the Discretionary Income Benefit Purchase amount, and the age of the Annuitant on the date of the purchase.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the

4

Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

5

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2014 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the

6

Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

7

PROSPECTUS Dated May 1, 2015

for

New York Life Income Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Prospectus describes the modified single premium New York Life Income Plus Variable Annuity II (“NYL Income Plus II”) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed this policy for individuals in the pre-retirement market whose primary need is income, with accumulation being a secondary need. NYL Income Plus II is a modified single premium policy that includes the Guaranteed Future Income Benefit, a deferred fixed income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s). The Guaranteed Future Income Benefit’s deferred fixed income component is funded through deductions from the policy’s Variable Accumulation Value pursuant to a non-discretionary mathematical formula. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the Separate Account, and cannot be surrendered or withdrawn from the policy. It can be accessed only through the future receipt of annuity income payments. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit” for more information.

You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer access to your money through Partial Withdrawals (withdrawals may be subject to a surrender charge and/or tax penalty and may impact the amount of your GFIB or Income Benefit Payments (as defined in this Prospectus)), a choice of when Variable Account Annuity Income Payments commence, and a guaranteed death benefit if the owner dies before Variable Account Annuity Income Payments have commenced.

The Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy is assessed based on the Variable Accumulation Value of the policy and will vary with fluctuations in the policy’s Variable Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

Your premium payment(s) accumulate(s) on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can allocate your premium payment(s) among our Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payment to one of the available Asset Allocation Models, subject to availability. The following page lists the Asset Allocation Models that are available with this policy.

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Cash Management — Initial Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth — Service Class

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP ICAP Select Equity — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced — Service Class

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP Marketfield — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP U.S. Small Cap — Service Class

•    MainStay VP Van Eck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization Fund® — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund – Class III

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® Investors Trust Series — Service Class

•    MFS® Research Series — Service Class

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

• MainStay VP S&P 500 Index — Service Class	• Royce Micro-Cap Portfolio — Investment Class • UIF U.S. Real Estate Portfolio — Class II • Victory VIF Diversified Stock Fund — Class A Shares

Please note that while the Guaranteed Future Income Benefit feature is being funded, there will be restrictions with regard to your ability to allocate your Premium Payment (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information.

Asset Allocation Models

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Marketfield

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Marketfield

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Marketfield

  2% Fidelity® VIP Contrafund® Portfolio

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return

  5% MainStay VP High Yield Corporate Bond

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into account risk tolerance and time horizon. Each Model corresponds with one of the five Investment Objectives identified on your Investor Profile.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (the “Funds,” and each individually, a “Fund”). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2015. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

2

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payment—The Premium Payment(s) made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payment immediately preceding the withdrawal.

Allocation Options—The Investment Divisions of the Separate Account and any Asset Allocation Model and the DCA Advantage Account.

Annuitant(s)—The person(s) named on the Policy Data Page and whose life determines the Variable Account Annuity Income Payments and GFIB Payments or Income Benefit Payments. Unless otherwise stated, the Annuitant is the Owner of this Policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Automatic Income Benefit Purchase—Periodic deductions we make from the Variable Accumulation Value to fund the GFIB through the Funded Income Benefit by application of the Automatic Income Benefit Purchase Formula.

Automatic Income Benefit Purchase Formula—A non-discretionary mathematical formula, as shown on the Policy Data Page, applied periodically to determine if an Automatic Income Benefit Purchase is required to fund the GFIB. The Automatic Benefit Purchase Formula may not be changed.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Cumulative Income Benefit Purchases—On any Business Day, the total amount of Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases.

Discretionary Income Benefit Purchase—A voluntary deduction by the Owner of a portion of the Variable Accumulation Value, in the form of Accumulation Units from the Investment Divisions, used to purchase GFIB Payments or Income Benefit Payments.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The portion of the Premium Payment allocated to the DCA Advantage Account, plus interest credited on such portion, less any transfers and Partial Withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been assessed from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

3

Fund—A diversified open-end management investment company registered under the Investment Company Act of 1940, and any other registered open-end management investment company that offers Eligible Portfolios.

Funded Income Benefit—On any Business Day, the portion of the GFIB that has been funded with Cumulative Income Benefit Purchases. The Funded Income Benefit is supported by assets in NYLIAC’s General Account and is not part of the Separate Account.

General Office—A New York Life field office.

Guaranteed Future Income Benefit (“GFIB”) —The minimum level of lifetime income payments guaranteed as of the Policy Date by NYLIAC regardless of the performance of the Investment Divisions. You can modify the GFIB by changing the GFIB Payment Commencement Date, making Discretionary Income Benefit purchases after the GFIB is fully funded, or by making partial withdrawals from the Variable Accumulation Value.

Guaranteed Future Income Benefit Fee (“GFIB Fee”)—The GFIB Fee is a charge that we impose for the benefit provided by the GFIB feature. This fee is a percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter and is deducted from the Variable Accumulation Value. This fee is assessed each Policy Quarter preceding the GFIB Payment Commencement Date and upon a surrender of the Policy prior to the GFIB Payment Commencement Date.

Guaranteed Future Income Benefit Payments (“GFIB Payments”)—Fixed periodic guaranteed future income payments that NYLIAC makes to the named Payee beginning on the GFIB Payment Commencement Date and payable during the lifetime of the Annuitant. GFIB Payments remain the same regardless of the performance of the Investment Divisions.

Guaranteed Future Income Benefit Payment Commencement Date (“GFIB Payment Commencement Date”)—The date shown on the Policy Data Page, or as subsequently changed by you, on which the first GFIB Payment under this Policy will be made.

Guaranteed Future Income Benefit (GFIB) Cancellation Fee—We deduct this fee if you cancel the GFIB. It is a percentage of the Unfunded Income Benefit Base, and is deducted pro-rata from the Investment Divisions. The amount of the percentage appears on the Policy Data Page.

Guaranteed Future Income Benefit Rate (“GFIB Rate”)—The GFIB Rate is equal to the GFIB on the Policy Date, divided by the Premium Payment. After the Policy Date, this rate is used to determine the Unfunded Income Benefit. This rate will not change, unless there is an elective change to the GFIB Payment Commencement Date.

Income Benefit Payments—Fixed periodic income payments that we make to the Payee beginning on the GFIB Payment Commencement Date during the lifetime of the Annuitant. These payments are made in lieu of GFIB Payments if the GFIB is only partially funded and then is cancelled or terminated.

Income Benefit Purchase Rate—The income purchase rate in effect for an Automatic Income Benefit Purchase or a Discretionary Income Benefit Purchase when a purchase is processed. The method for determining this rate is described on the Policy Data Page.

Investment Division—The variable investment options available under the Policy. Each Investment Division which is a division of the Separate Account, invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—A policy which is not issued under a Qualified Plan.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus Variable Annuity.”

Owner (“you, your”)—The person(s) or entity(ies) designated as the Owner in this Policy, or as subsequently changed, and upon whose death prior to the Variable Account Annuity Commencement Date, the Income Benefit Payment Commencement Date or the GFIB Payment Commencement Date, benefits under this Policy may be paid. Unless otherwise stated, the Owner is the Annuitant of this Policy.

Partial Withdrawal—Any portion of the Accumulation Value paid to you, at your request, in accordance with the terms of this Policy.

Payee—The recipient(s) designated to receive Variable Account Annuity Income Payments or GFIB Payments under this Policy. The Owner of this Policy is the Payee, unless you designate another Payee.

4

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Quarter—Each quarter of a Policy Year starting on the Policy Date.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Payment—Amount(s) paid to NYLIAC as consideration for the benefits provided by this Policy.

Qualified Plan—A retirement plan that receives favorable tax treatment under Section 401, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Qualified Policies—A policy that is issued under a Qualified Plan.

Separate Account—NYLIAC Variable Annuity Separate Account-III; a segregated asset account we established to receive and invest the Premium Payment(s) paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Total Contract Amount—The sum of the Accumulation Value plus Cumulative Income Benefit Purchases.

Unfunded Income Benefit—On any Business Day, the portion of the GFIB that has yet to be funded by Automatic Income Benefit Purchases and Discretionary Income Benefit Purchases and which NYLIAC guarantees, subject to certain transactions, should there be insufficient Variable Accumulation Value to fully fund the GFIB with the Funded Income Benefit.

Unfunded Income Benefit Base—This amount is used to determine the Unfunded Income Benefit amount, the GFIB Fee, and the GFIB Cancellation Fee. On the Policy Date, the Unfunded Income Benefit Base is equal to the Premium Payment. Thereafter, the Unfunded Income Benefit Base is reduced by Automatic Income Benefit Purchases, and by any Discretionary Income Benefit Purchases, adjusted to reflect the ratio of the Income Benefit Purchase Rate to the GFIB Rate. The Unfunded Income Benefit Base also is reduced by withdrawals (whether Partial Withdrawals, surrenders, or withdrawals of Accumulation Value applied to Variable Account Annuity Income Payment) in proportion to the reduction in Accumulation Value.

Variable Account—The account from which the Accumulation Value is applied to provide Variable Account Annuity Income Payments.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

Variable Account Annuity Commencement Date—The date, shown on the Policy Data Page, or as subsequently changed by you, on which the total Accumulation Value will be applied to an available Variable Account Annuity Income Payment option, and on which Variable Account Annuity Income Payments will begin.

Variable Account Annuity Income Payments—Fixed periodic payments NYLIAC makes to the named Payee beginning on the Variable Account Annuity Commencement Date.

5

ABOUT NYL INCOME PLUS VARIABLE ANNUITY II

This section of the Prospectus provides a general overview of NYL Income Plus Variable Annuity II, including its Guaranteed Future Income Benefit (“GFIB”). Please see “THE POLICIES — “Guaranteed Future Income Benefit” and the remainder of this Prospectus for additional information about the GFIB.

This Prospectus also includes examples of how the GFIB works and how certain events, such as Partial Withdrawals, full or partial annuitizations of the Policy’s Variable Accumulation Value, surrenders, or an acceleration or deferral of the GFIB Payment Commencement Date may impact GFIB Payments (see “THE POLICIES —Guaranteed Future Income Benefit:), as well as information about death benefit proceeds with the GFIB feature.

Overview

NYL Income Plus Variable Annuity II is a modified single premium variable annuity. NYL Income Plus Variable Annuity II offers you the ability to allocate your Premium Payment to Investment Divisions, each of which invests exclusively in shares of one of the Eligible Portfolios listed on the front cover of this Prospectus, the DCA Advantage Account, or one of the Asset Allocation Models. NYL Income Plus Variable Annuity II can provide fixed annuity income payments based on the policy’s Variable Accumulation Value at the time you annuitize the policy. These payments are supported by the assets in NYLIAC’s general account, and are subject to the claims paying ability of NYLIAC. Fixed income payments are available through the GFIB.

GFIB

All Income Plus II policies include the GFIB. The GFIB provides for a guaranteed amount of lifetime income (GFIB Payments) to be paid to you beginning on a date that you select, which we call the GFIB Payment Commencement Date. There are limitations on the GFIB Payment Commencement Date that you can select. (See “THE POLICIES —Guaranteed Future Income Benefit” and “DISTRIBUTIONS UNDER THE POLICY — GFIB Payments”). All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

We will determine the amount of your GFIB (your future income payments) at the time of application. The size of the GFIB depends on the amount of your Premium Payment, as well as the GFIB Rate, the age of the Annuitant and overall market conditions on the Policy Date. Upon request, we will provide you with a personalized illustration that shows how the GFIB hypothetically might work in your situation.

Although the GFIB is determined when the policy is issued, it could be affected by certain transactions you initiate. These transactions are explained in your Policy and elsewhere in this Prospectus. The GFIB is funded incrementally through deductions from your Variable Accumulation Value, and each deduction purchases a portion of your GFIB. Therefore, in order to support your GFIB, a significant portion of your Variable Accumulation Value will, in most cases, be used to fund the GFIB while the Policy is in the accumulation phase. We call these deductions Automatic Income Benefit Purchases. They will only be processed on a quarterly basis. We compute the amount of each Automatic Income Benefit Purchase according to a non-discretionary mathematical formula that is described in your Policy and the Statement of Additional Information. The formula takes into account, among other things, the current investment performance of the Investment Divisions in which you are invested, prevailing and historical interest rates, and previous Automatic and/or Discretionary Income Benefit Purchases (as described below).

The formula is designed to increase the likelihood that a sufficient amount of Automatic Income Benefit Purchases will have been made by the GFIB Payment Commencement Date to fund the GFIB.

Generally, more of your Variable Accumulation Value will be used to fund the GFIB in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date, and less of your Variable Accumulation Value will be used to fund the GFIB in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. This formula cannot be changed after the Policy is issued.

Under the formula, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your Policy’s Variable Accumulation Value as of the end of the previous Policy Quarter, except that the final Automatic Income Benefit Purchase (made twenty (20) Business Days before the GFIB Payment Commencement Date) has no limitation. All of your Variable Accumulation Value may be applied towards Automatic Income Benefit Purchases. If sufficient Automatic Income Benefit Purchases have not been made by the GFIB Payment Commencement Date to fund your GFIB, we will nevertheless ensure that you receive the GFIB Payments.

6

You have the flexibility to fund the GFIB with Discretionary Income Benefit Purchases, which are made through voluntary deductions from your Policy’s Variable Accumulation Value. Discretionary Income Benefit Purchases that you make before the GFIB is fully funded may reduce the likelihood that we will need to make Automatic Income Benefit Purchases. Discretionary Income Benefit Purchases made once the GFIB is fully funded purchase additional guaranteed income. These purchases can be made at any time after the first Policy Quarter and twenty (20) Business Days before the GFIB Payment Commencement Date.

You may either accelerate or defer (subject to certain limitations) the GFIB Payment Commencement Date that is shown on the Policy Data Page. An acceleration of the GFIB Payment Commencement Date would probably result in a lower GFIB Payment amount, which means you would not receive the full benefit of the GFIB feature. Deferring the date would probably result in a higher payment. However, if you defer the date, you could die before payments begin, or you could receive fewer payments before you die. Please see “THE POLICIES —Guaranteed Future Income Benefit” for more information about how accelerating or deferring of the GFIB Payment Commencement Date will impact your GFIB Payments.

You may cancel a Discretionary Income Benefit Purchase within 10 days of receipt of confirmation (or, if GFIB payments are about to begin, 5 business days before the GFIB Payment Commencement Date). Once the purchase is final, any Variable Accumulation Value used to fund the GFIB cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used to make an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments starting on the GFIB Commencement Date. Accordingly, before you elect the GFIB or make a Discretionary Income Benefit Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, nor does is earn any interest (see “THE POLICIES —Guaranteed Future Income Benefit”).

Partial Withdrawals from and/or partial annuitizations of your policy’s Variable Accumulation Value before the GFIB Payment Commencement Date will, in many cases, lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your Policy before the GFIB Payment Commencement Date, the portion of your GFIB that has already been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you, starting on the GFIB Payment Commencement Date. These payments are called Income Benefit Payments. All amounts taken from the Investment Divisions for Partial Withdrawals, partial annuitizations, or Automatic or Discretionary Income Benefit Purchases to fund the GFIB will be processed on a pro-rata basis.

While the GFIB is being funded, restrictions will apply that limit the amount you can allocate to the Investment Divisions in accordance with the then available Asset Allocation Categories or Asset Allocation Models. Once you have allocated your Premium Payment among your desired Investment Divisions in the Asset Allocation Categories or one of the Asset Allocation Models in compliance with such restrictions, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to comply with the Asset Allocation Category restrictions or to equal the original percentages in the Asset Allocation Model you chose. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets in NYLIAC’s General Account to pay amounts due under the GFIB. Also note that the Investment Division restrictions may limit the growth potential of the Policy’s Variable Accumulation Value.

You may cancel the GFIB at any time either before or after the free look period. However, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may already have been deducted (see “OTHER CHARGES — GFIB Cancellation Fee”). If you cancel the GFIB, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments,, starting on the GFIB Payment Commencement Date.

There is a separate charge for the GFIB, which we will deduct until your GFIB is fully funded (see “TABLE OF FEES AND EXPENSES — Guaranteed Future Income Benefit Fee”). NYLIAC expects to profit from this charge. You should keep in mind that the guaranteed lifetime income amount from the GFIB feature could be lower or higher than the amount you might receive if you purchased a similar product providing guaranteed lifetime income offered by us or by another company.

7

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you surrender the Policy, transfer Accumulation Value between investment options, or cancel the GFIB. State premium taxes may also be deducted. The amount of any income payments provided under this Policy will not be reduced by any fees or charges.

Policyowner Transaction Expenses

Current and guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently there is no charge for the first 12 transfers in a Policy Year).	$30
Current and guaranteed maximum GFIB Cancellation Charge (one-time charge for cancellation of the GFIB; calculated as an annualized percentage of the Unfunded Income Benefit Base at the time of your request).	2.00%

[1]

In Policy Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Policy Year 2; 6% during Policy Year 3; 5% during Policy Year 4; 4% during Policy Year 5; 3% during Policy Year 6; 2% during Policy Year 7; and 0% thereafter. Surrender Charges will only apply to amounts in the Variable Accumulation Value because amounts used to fund the GFIB can no longer be withdrawn.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

Annual Policy Service Charge[2]	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge (calculated as an annualized percentage of the daily average Variable Accumulation Value).	1.35%
Guaranteed maximum Guaranteed Future Income Benefit Charge (calculated as an annualized percentage of the average daily Unfunded Income Benefit Base over each Policy Quarter, deducted from the Variable Accumulation Value on a quarterly basis).	1.50%
Current Guaranteed Future Income Benefit Charge	1.00%

[2]

The Annual Policy Service Charge will be deducted from the Variable Accumulation Value only. The Annual Policy Service Charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first).

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of 12/31/14.	0.47%	2.55%

(#)	Shown as a percentage of average net assets for the fiscal year ended 12/31/2014. The Fund or its agents provided the fees and charges that are based on 2014 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

8

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.81%	1.09%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.16%	1.44%
MainStay VP Moderate Allocation —Service Class	0.00%	0.25%	0.03%	0.93%	1.21%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.06%	1.34%

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expense(#)
MainStay VP Balanced — Service Class	0.70%		0.25%	0.09%		1.04%
MainStay VP Bond — Service Class	0.49%		0.25%	0.04%		0.78%
MainStay VP Cash Management– Initial Class	0.44%		0.00%	0.03%		0.47%
MainStay VP Common Stock — Service Class	0.54%		0.25%	0.04%		0.83%
MainStay VP Convertible — Service Class	0.59%		0.25%	0.04%		0.88%
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.03%		0.98%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.07%		1.57%
MainStay VP Eagle Small Cap Growth — Service Class	0.81%		0.25%	0.04%		1.10%
MainStay VP Emerging Markets Equity — Service Class	1.10%		0.25%	0.20%		1.55%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.05%		0.90%
MainStay VP Government — Service Class	0.50%		0.25%	0.05%		0.80%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%		0.84%
MainStay VP ICAP Select Equity — Service Class	0.76%		0.25%	0.03%		1.04%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%		0.88%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.06%		1.20%
MainStay VP Janus Balanced — Service Class	0.55	%(a)	0.25%	0.04%		0.84%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%		1.02%
MainStay VP Marketfield — Service Class	1.40%		0.25%	0.90%		2.55	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.06%		1.03%
MainStay VP Mid Cap Core — Service Class	0.85%		0.25%	0.04%		1.14	%(h)
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.14%		0.89%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%		0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.03%		1.02%
MainStay VP Unconstrained Bond — Service Class	0.59%		0.25%	0.05%		0.89%
MainStay VP U.S. Small Cap — Service Class	0.78%		0.25%	0.05%		1.08%
MainStay VP Van Eck Global Hard Assets Fund – Initial Class	0.89%		0.00%	0.04%		0.93%
American Funds IS® Global Small Capitalization Fund®– Class 4	0.70%		0.25%	0.29%		1.24%
American Funds IS® New World Fund® – Class 4	0.72%		0.25%	0.31%		1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%		0.25%	0.24%		1.11	%(c)
BlackRock® High Yield V.I. Fund – Class III	0.54%		0.25%	0.28%		1.07	%(d)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.55%		0.25%	0.22%		1.02%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.53%		0.25%	0.18%		0.96%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.79%		0.25%	0.19%		1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%		1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%		0.88%
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%		0.25%	0.15%		0.85%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.13%		0.93%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%		0.25%	0.08%		0.88%
Invesco V.I. American Value Fund — Series II Shares	0.72%		0.25%	0.32	%(e)	1.29%
Invesco V.I. International Growth Fund — Series II Shares	0.71%		0.25%	0.32	%(e)	1.28%
Janus Aspen Global Research Portfolio — Service Shares	0.56%		0.25%	0.05%		0.81%

9

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)		Other Expenses	Total Fund Annual Expense(#)
MFS® Investors Trust Series — Service Class	0.75%	0.25%		0.06%	1.06%
MFS® Research Series — Service Class	0.75%	0.25%		0.05%	1.05%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.85%	0.25%		0.15%	1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%		0.01%	1.01%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%		0.00%	0.75%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%		0.05%	1.30%
UIF U.S. Real Estate Portfolio — Class II	0.80%	0.25	%(g)	0.31%	1.36	%(f)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%		0.61%	1.16%

Please refer to the applicable fund prospectus for additional information.

(¶)	Management Fees may include Adviser and/or Administration Fees.
(§)

Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 0.55% on all assets.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2016, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(f)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.
(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

10

Example

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table assumes the maximum allocation allowable to the Investment Divisions with the highest expense charges and reflects policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company expense charges and GFIB charges. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes when a Premium Payment is made, when either a Discretionary or Automatic Income Benefit Purchase is made, upon surrender of the Policy or on the Variable Account Annuity Commencement Date, or the GFIB Payment Commencement Date.

Please Note: We are assuming no Automatic Income Benefit Purchases have been made. If Automatic Income Benefit Purchases had been made, your expenses would have been lower. In addition, the Investment Division expenses used are based on allocations to the Investment Divisions with the highest expenses from Category A (Fixed Income) at 30% and Category B (Fixed Income and Equity) at 70%.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Divisions	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
BlackRock High Yield V.I. Fund –Class II Shares
MainStay VP Marketfield—Service Class
	$1,215.55	$1,450.59	$2,439.50	$4,917.25	$1,215.55	$2,023.48	$2,922.67	$4,947.25	$462.88	$1,450.59	$2,439.50	$4,917.25

11

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE INCOME PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Income Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Income Plus Variable Annuity II?

The New York Life Income Plus Variable Annuity II (NYL Income Plus II) is a modified single premium deferred variable annuity policy issued by NYLIAC. (For more information about modified single premium policies, see “THE POLICIES”) NYL Income Plus II also provides a means through which deferred fixed income can be purchased (See “ABOUT NYL INCOME PLUS II”). You may allocate your Premium Payment to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are Investment Division restrictions while the GFIB is being funded (see “ABOUT NYL INCOME PLUS II” and “THE POLICIES—Guaranteed Future Income Benefit”). The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the daily deduction of the Separate Account charges, amounts deducted from the Variable Accumulation Value pursuant to Automatic Income Benefit Purchases or Discretionary Income Benefit Purchases and the interest credited on amounts in the DCA Advantage Account.

2. Where can I allocate my Premium Payment(s)?

You can allocate your Premium Payment(s) to the Separate Account. Separate Account III currently consists of 78 Investment Divisions, some of which may not be available under your policy. You can also allocate your Premium Payment to one of our Asset Allocation Models. The Investment Divisions and Asset Allocation Models are listed on the first two pages of this Prospectus. They offer investments in domestic and international markets. When you allocate your Premium Payment(s) to one of the Investment Divisions or Asset Allocation Models, the Separate Account will invest your Premium Payment(s) exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s), or the selected Asset Allocation Model. When your policy is first issued, you can allocate among a maximum of eighteen (18) Investment Divisions.

You can also allocate your Premium Payment to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

Once your Premium Payment has been allocated to the Investment Divisions, an Asset Allocation Model or the DCA Advantage Account, you may make Discretionary Income Benefit Purchases to fund the GFIB, subject to certain limitations. Please see “ABOUT NYL INCOME PLUS II” and “THE POLICIES— “Guaranteed Future Income Benefit” for more information. While the GFIB is being funded, there will be restrictions on your ability to allocate your Premium Payment among the Investment Divisions or the Asset Allocation Models (see “THE POLICIES—Guaranteed Future Income Benefit”).

3. What charges are assessed against the policy?

Before the date we start making Variable Account Annuity Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the Policy. The policy service charge will be waived upon either a) registration with eDelivery of all available materials we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date (whichever comes first). In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge).

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. (See “CHARGES AND DEDUCTIONS—Other Charges—Mortality And Expense Risk And Administrative Costs Charge.”) The amount of M&E Charges assessed to your Policy will be affected by fluctuations in market performance.

Before we begin making GFIB Payments, we impose a GFIB Fee for expenses that NYLIAC assumes in connection with providing those payments. The GFIB Fee is 1.00% (annualized) of the average Unfunded Income Benefit Base. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter.

We impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. Surrender charges only apply to amounts in the Accumulation Value. This charge is assessed as a percentage of the amount withdrawn or

12

surrendered during the first seven Policy Years following receipt of your Premium Payment. The percentage declines after the first Policy Year as follows:

Policy Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment(s) if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (b) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

NYL Income Plus II is a modified single premium deferred variable annuity where the surrender charge period is based on the Policy Date. For more information about modified single premium policies, see “THE POLICIES”.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

4. What are the minimum initial and maximum additional Premium Payments?

Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. We may agree to other methods of payment. We will accept additional Premium Payments (minimum of $5,000) if they are noted on your application (see “THE POLICIES—Guaranteed Future Income Benefit”). Additional monies will only be accepted where a portion of your total Premium Payment, as stated on the application, comes from another source such as a Section 1035 exchange, rollover, or transfer from another institution. Any additional monies accepted toward the Premium Payment receive the same GFIB Rate. The maximum aggregate Premium Payment we accept without prior approval is $1,000,000.

5. How is the Premium Payment allocated?

We allocate your Premium Payment to the Investment Divisions, Asset Allocation Model and/or the DCA Advantage Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to our receipt of all information necessary to issue a Policy. You cannot allocate any portion of your Premium Payment to the Funded Income Benefit. Any portion of your Premium Payment received after the Policy Date will be allocated at the close of the Business Day on which it is received. (See “THE POLICIES—Policy Application and Premium Payments.”)

The minimum amount which you may place in any one Investment Division is $25, or such lower amount as we may permit. There are also restrictions on the amount that you can allocate to certain Investment Divisions while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a portion of your Premium Payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Account and the number of Allocation Alternatives and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. See the Policy Data Page for the minimum Discretionary Income Benefit Purchase amount for your Policy. Acceptance of the Premium Payment is subject to our suitability standards.

6. Can we terminate your policy?

We may terminate your Policy and return the remaining contract value to you if after the GFIB Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income

13

Payments of less than $20 on the Variable Account Annuity Commencement Date. In this event, any GFIB Payments that began prior to such termination will not be impacted.

7. Can I withdraw money from the policy before the Variable Account Annuity Commencement Date?

You may make withdrawals from the Accumulation Value before the Variable Account Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum Partial Withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the impact of withdrawals on GFIB Payments.

8. How will NYLIAC make Variable Account Income Payments on the Variable Account Annuity Commencement Date?

We will make Variable Account Annuity Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant, and will pay to the Beneficiary any amount from the Variable Account that has not been paid out upon the death of the Annuitant. Variable Account Annuity Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Variable Account Annuity Income Payments.”) We may offer other options for Variable Account Annuity Income Payments, at our discretion, where permitted by state law.

9. What happens if I die before the Variable Account Annuity Commencement Date?

If you die before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, we will pay the Beneficiary(ies) under the Policy an amount equal to the greater of:

(a)	the Accumulation Value plus cumulative Income Benefit Purchases (the “Total Contract Amount”), or

(b)	the Adjusted Death Benefit Premium Payment.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 10. (Also see “Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”) Please see “THE POLICIES—Guaranteed Future Income Benefit” for more information about the death benefit payable before the Variable Account Annuity Commencement Date but after the GFIB Payment Commencement Date.

10. What happens if my spouse is the Beneficiary?

If you are the Owner and Annuitant and you die before the Variable Account Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. Please see “THE POLICIES— “Guaranteed Future Income Benefit” for more information about how spousal continuance may affect the GFIB.

11. Can I return the policy after it is delivered?

You can cancel the Policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive your Premium Payment less any prior Partial Withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the Policy along with the written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. This “Free Look” provision is in your Policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

12. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the

14

Separate Account. (See “VOTING RIGHTS.”)

13. Are policy loans available?

Policy loans are not available.

14. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in a form acceptable to us at VPSC at one of the addresses listed immediately above.

Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important Policy statements.

15. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center (“VSC”) at www.newyorklife.com/vsc and enter your user name and password. (See “THE POLICIES — Virtual Service Center and Interactive Voice Response System.”)

We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to, with regard to your Accumulation Value, make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered

15

representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. Please note that Automatic Asset Rebalancing is not available while the GFIB is being funded.

To authorize the registered representative(s) or registered service assistants assigned to your Policy to make Discretionary Income Benefit Purchases and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

16

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2014, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

17

CONDENSED FINANCIAL INFORMATION

The Policies are first being offered as of the date of this Prospectus, therefore no condensed financial information is available.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $139.5 billion at the end of 2014. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

The Separate Account

Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent on the investment performance of the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 78 Investment Divisions, some of which may not be available under this policy. The portion of your Premium Payment allocated to the Investment Divisions is invested solely in the corresponding Eligible Portfolios of the relevant Fund. You may also allocate your Premium Payment to one of our Asset Allocation Models. Please note that there are restrictions on the amounts that can be allocated to specific Investment Divisions while the GFIB feature is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”).

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

19

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time. Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Variable Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus.

The Asset Allocation Models are static. We may periodically update Asset Allocation Models or make new Asset Allocation Models available. You will not be provided with information regarding any periodic updates to the Asset Allocation Models, or the creation of new Asset Allocation Models. We will not reallocate your Variable Accumulation Value based on any such updates or the existence of a new model(s). However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures.

You may obtain information on new or updated Asset Allocation Models by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 14 of this Prospectus. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”, below.

You may change your model allocations at any time and reallocate to other Investment Divisions or Asset Allocation Model, subject to the investment restrictions that apply while the GFIB is being funded.

You may also have funds from the DCA Advantage Account allocated to an Asset Allocation Model. Allocation Alternatives other than the Asset Allocation Models are available that may enable you to allocate your Variable Accumulation Value with similar risk and/or return characteristics.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Variable Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time.

20

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Variable Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. While the GFIB is being funded, we will automatically rebalance your Variable Accumulation Value on a quarterly basis to maintain the original percentages allocated to each Investment Division in the Asset Allocation Model you select. To keep your Variable Accumulation Value at these initial percentages in line with your current investment objective after the GFIB is fully funded or has been cancelled, consider choosing the Automatic Asset Rebalancing option. (See “THE POLICIES- Automatic Asset Rebalancing”.)

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the model to incur transactional expenses to raise cash for money flowing out of the Funds or vice versa. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

21

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Cash Management MainStay VP Floating Rate

	Subadvisers: Cornerstone Capital Management Holdings LLC (“Cornerstone”) and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index

	Subadviser: Cushing Asset Management, LP	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced

	Subadviser: Marketfield Asset Management LLC	MainStay VP Marketfield

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP Van Eck Global Hard Assets

	Subadviser: MacKay Shields LLC (“MacKay”)	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Institutional Capital LLC	MainStay VP ICAP Select Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	MainStay VP Income Builder

	Subadviser: Epoch	MainStay VP U.S. Small Cap

22

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund® American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund® BlackRock® High Yield V.I. Fund

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC	Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust	Subadviser:Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Small Cap Value Fund

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other affiliates of FMR	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Total Return Portfolio

The Royce Capital Fund	Royce & Associates, LLC	Royce Micro-Cap Portfolio

The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.	UIF U.S. Real Estate Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of your Premium Payment to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purpose of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An

23

investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

These are modified single premium policies. This means that after the Policy Date we will accept payments toward the single Premium Payment amount specified in your policy, as long as total payments do not exceed that single Premium Payment amount. The surrender charge period for all payments is based on the Policy Date, even if we received them after the Policy Date.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions and/or Asset Allocations Model you select, and the interest credited on the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

Through the GFIB, the Policy includes a fixed deferred income component that is determined on the Policy Date and guaranteed for the life of the Annuitant(s) (see “THE POLICIES—Guaranteed Future Income Benefit”). GFIB Payments are not impacted by the investment experience of the Separate Account.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive income payments (Variable Account Annuity Income Payments, and/or GFIB Payments), (d) name a Payee to receive income payments (Variable Account Annuity Income Payments and/or GFIB Payments), and (e) transfer funds among the Investment Divisions or the Asset Allocation Models, subject to certain limitations while the GFIB is being funded. (See “THE POLICIES—Guaranteed Future Income Benefit”). You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you sign the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing Policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information. A transfer of ownership may impact the benefits received under this Policy. Please refer to your Policy for more details.

24

Certain provisions of the policies may be different than the general description in this Prospectus because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in endorsements attached to your Policy. See your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional Policy features may increase the cost of the Policy. Therefore, when selecting a Policy, you should consider what Policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each Policy in light of the length of time you plan to hold your Policy (i.e., your time horizon). If you intend to make multiple contributions to your Policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a Policy with a surrender charge period that is based on each Premium Payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the Policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily to provide income at a future date, and for the accumulation of retirement savings. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your Registered Representative.

Section 408 or 408A Individual Retirement Annuities (IRAs), including, Roth IRAs. Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive multiple streams of guaranteed income payments for life after you have owned the policy for more than thirteen (13) months.

•	The flexibility to transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a Policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your Premium Payment. (Any portion of the Premium Payment received in connection with 1035 exchanges and rollovers must be sent to either the Cleveland or Dallas Service Center.) Any portion of the Premium Payment received after the Policy Date will only be accepted if such portion is stated on your application and comes from another source such as a Section 1035 exchange, rollover or transfer from

25

another institution. If the application is complete and accurate, and we have received all other information necessary to process the application, we will credit the Premium Payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of a portion of your Premium Payment received in connection with 1035 exchanges and rollovers, at the Cleveland or Dallas Service Centers.) If we cannot credit the Premium Payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the Premium Payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the Premium Payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or Premium Payment. Generally, only one policyowner is named. If we issue a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and death benefits under the Policy will be paid upon the death of any joint owner. Joint owners must be spouses. Acceptance of the Premium Payment is subject to our suitability standards.

You may allocate your Premium Payment in up to 53 Investment Divisions or one of our Asset Allocation Models, as well as the DCA Advantage Account. There are allocation restrictions while the GFIB is being funded (see “THE POLICIES—Guaranteed Future Income Benefit”). We will credit any portion of your Premium Payment(s) received after the Policy Date to the Policy at the close of the Business Day on which it is received by NYLIAC. Unless we permit otherwise, the minimum Premium Payment is $10,000 for both Qualified Policies and Non-Qualified Policies. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum Premium Payment we accept without prior approval is $1,000,000. NYLIAC reserves the right to limit the dollar amount of the Premium Payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity policy, or all of a life insurance policy for an annuity policy. Section 1035 also provides that an annuity policy may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both policies carefully. Remember that if you exchange a life insurance policy or annuity policy for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy,

•	there will be a new withdrawal charge period for this Policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity policy for this Policy unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your Registered Representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your Premium Payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20 fee for the returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the Policy or such longer period as required under state law. To cancel your Policy, you must return it to VPSC at one of the addresses listed in Question 14 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you

26

are entitled by law to receive the Premium Payment less any prior Partial Withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the Policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your Policy.

Issue Ages

To purchase a Non-Qualified Policy you must be between the ages of 18 and 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 75. For IRA, and Roth IRA plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 68 1/2 (on the April 1 after you turn 68 1/2) (18-75 for Roth IRAs).

Transfers

In order to effect an individual transfer between Investment Divisions (or allocation changes that involve an Asset Allocation Model) while the GFIB is being funded, you will have to submit to VPSC an updated allocation form that conforms to the Investment Division restrictions noted in this Prospectus at one of the addresses listed in Question 14 of this Prospectus.

If the GFIB is fully funded or has been cancelled, you may transfer amounts between Investment Divisions of the Separate Account (including Investment Divisions used with the Asset Allocation Models) at least 30 days before the Variable Account Annuity Commencement Date. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”) Except in connection with transfers made pursuant to Automatic Asset Rebalancing and the DCA Advantage Account, the minimum amount that you may transfer between Investment Divisions is $500. Except for Automatic Asset Rebalancing and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with Automatic Asset Rebalancing and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. In addition, transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit”) will not count towards the twelve transfer limit. Transfers from the Investment Divisions to an Asset Allocation Model (and vice versa), as well as transfers from one Asset Allocation model to another are counted as one transfer.

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Virtual Service Center (VSC) and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 14 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through the VSC.

NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole

27

opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 14 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy and transfers made pursuant to the DCA Advantage Account or the Automatic Asset Rebalancing option. In addition, we will not include transfers made in connection with Automatic or Discretionary Income Benefit Purchases (see “THE POLICIES—Guaranteed Future Income Benefit)” in these limitations.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all Owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions and/or an Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Fund Transfers—our procedures are designed to limit potentially harmful fund transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

28

•

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more

•	Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this Policy if you plan to use it for speculation, arbitrage, viatication or any other type of collective investments scheme. Your Policy may not be traded on any stock exchange or secondary market. By purchasing this Policy you represent and warrant that you are not using this Policy for speculation, arbitrage, viatication or any other type of collective investment scheme.

Virtual Service Center (VSC) and Interactive Voice Response System (IVR)

Through the VSC and the IVR, you can get up-to-date information about your policy and request fund transfers. We may revoke VSC and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view Policy statements, and submit Policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all Owners if the Policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

29

We make the VSC or IVR available at our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 14 of this Prospectus.

VSC

Currently, the VSC is open Monday through Friday, from 7 a.m. until 4 a.m.; Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the Investment Division allocations;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Rebalancing arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of all available policy materials that we normally mail to you.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week. We record all calls. The IVR enables you to:

•	obtain current Policy values;

•	make transfers between Investment Divisions or Asset Allocation Models;

•	change the allocation of future Premium Payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form completed in a form acceptable to us to one of the addresses noted in Question 14 of this Prospectus. The Customer Service representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies— Transfers” for information on how to transfer assets between Investment Divisions.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect Policy transactions through the Telephone Authorization Form. Authorization to these registered representatives will be limited to accessing policy information only.

30

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make transfers among investment options, Automatic Asset Rebalancing (AAR) updates (if applicable), Partial Withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 14 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the service assistant assigned to your policy to be able to make online Partial Withdrawal transactions. This authorization only covers online Partial Withdrawals within our established online dollar amount limits for Partial Withdrawals. We may revoke Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for Policy transactions or emails of imaged, signed service requests. E-mail inquires that are non-transactional may be sent through the VSC once they have passed all security protocols to identify the policyowner.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

While the GFIB is being funded, there will be limitations on the ability of your registered representative to make certain of the transactions described in these sections.

The DCA Advantage Account

This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when you make the Premium Payment. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year.

Dollar cost averaging will begin one month from the date NYLIAC receives the Premium Payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer. You can make Partial Withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account.

Please note that amounts in the DCA Advantage Account cannot be used to make Automatic or Discretionary Income Benefit Purchases. After money has been transferred from the DCA Advantage Account to the Investment Divisions or an Asset Allocation Model, that amount may be included in any Automatic Income Benefit Purchases made in connection with the GFIB. However, amounts in the DCA Advantage Account will be included in the formula we use to determine the amount of an Automatic Income Benefit Purchase. In addition, while the GFIB is being funded, your DCA Advantage Account transfer allocations must match your Premium Payment allocations or any subsequent reallocations. While the GFIB is being funded, you may not make DCA Advantage Account transfers that are not in compliance with the

31

Investment Division restrictions associated with the GFIB. See “THE POLICIES— Guaranteed Future Income Benefit” for more information.

You cannot make transfers into the DCA Advantage Account from any Allocation Alternative.

Automatic Asset Rebalancing (AAR)

While the GFIB is being funded, we will automatically rebalance your variable account accumulation on a quarterly basis to the original percentages of the Asset Allocation Model you chose, or to the Asset Allocation Category restrictions for the Investment Divisions you chose, as applicable. Once the GFIB is no longer being funded or has been cancelled, you have the option to choose AAR at no additional cost.

AAR allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the AAR option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To process an AAR transfer, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 14 of this Prospectus. You may also process an AAR transfer by any other method we make available. You must send a completed AAR request form to one of the addresses listed in Question 14 of this Prospectus. You may also make an AAR transfer by any other method we make available. VPSC must receive the completed AAR request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed AAR request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing AAR by contacting us by phone at the number provided in Question 15 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Variable Accumulation Value is less than $2,000 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You can cancel the AAR option at any time. To cancel the AAR option, you may send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus or contact us by phone at the number provided in Question 15 of this Prospectus. Automatic Asset Rebalancing is not available while the GFIB is being funded.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of your Premium Payment to one or more Investment Divisions or one Asset Allocation Model, and to the DCA Advantage Account. The minimum amount that you may allocate to any one Investment Division is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each Premium Payment to the DCA Advantage Account. If you elect to allocate your Premium Payment to an Asset Allocation Model, you must allocate all of your Premium Payment to such model. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate other portions of your Premium Payment(s) to the Allocation Alternatives and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit that portion of your Premium Payment(s) you allocate to an Investment Division or Asset Allocation Model in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit.

32

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Guaranteed Future Income Benefit (“GFIB”)

The GFIB provides deferred fixed income payments that we guarantee for the life of the Annuitant, beginning on the GFIB Payment Commencement Date. We call these GFIB Payments. The GFIB Payment amount stated on the Policy Data Page is fixed and will not change unless you take withdrawals, or surrender or partially annuitize your Policy before the GFIB is fully funded, in which case the GFIB Payments will be lower. GFIB Payments are based on, among other things, the amount of your Premium Payment, the amount of any withdrawals from the policy, GFIB rates at the time of application, the age of the Annuitant, and overall market conditions. All benefits under the GFIB are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The Funded Income Benefit on any date is the income payments that you have already paid for through Automatic Income Benefit Purchases and/or Discretionary Income Benefit Purchases (described below). The Unfunded Income Benefit, at any point, represents the portion of the GFIB Payments that has not yet been paid for through Automatic or Discretionary Income Benefit Purchases. NYLIAC will make the full amount of GFIB Payments even if the Funded Income Benefit does not yet equal the GFIB on GFIB Payment Commencement Date, as long as you did not cancel the final Automatic Income Benefit Purchase, or cancel the GFIB itself. Please refer to the Policy and the Policy Data Page for additional information regarding the GFIB. The GFIB is fully funded when the Funded Income Benefit (payments you already purchased) equals the GFIB.

Automatic Income Benefit Purchases are made through deductions taken from the Policy’s Variable Accumulation Value each Policy Quarter according to the Automatic Income Benefit Purchase Formula. We will notify you in writing each time an Automatic Income Benefit Purchase is made, which will include the amount of the Funded Income Benefit that has been purchased.

The Automatic Income Benefit Purchase Formula is a non-discretionary mathematical formula included in the Policy and the Statement of Additional Information that, among other things, compares the current investment performance of the Investment Divisions and prevailing interest rates with past Investment Division performance and interest rates, and considers previously made Automatic and Discretionary Income Benefit Purchases. The Automatic Income Benefit Purchase Formula helps us to mitigate the risk of a significant shortfall in the Funded Income Benefit available to fund the GFIB due to poor performance of the Investment Divisions or low Income Benefit Purchase Rates. The formula also increases the likelihood that there will be sufficient income benefit purchases made by the GFIB Payment Commencement Date to fund your GFIB. Please refer to the Policy Data Page and the Statement of Additional Information for additional information regarding the Automatic Income Benefit Purchase Formula.

Generally, the Automatic Income Benefit Purchase Formula will use more of your Variable Accumulation Value to purchase the Funded Income Benefit in unfavorable market conditions, including low interest rate environments, or if you are closer to the GFIB Payment Commencement Date. The formula will use less of your Variable Accumulation Value in favorable market conditions or if you are farther away from the GFIB Payment Commencement Date. Appendix A includes examples that show how the Automatic Income Benefit Purchase Formula would work, and how the GFIB would be funded in favorable and unfavorable market scenarios. The guaranteed lifetime income amount from the GFIB could be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company, or purchased a similar product on the GFIB Payment Commencement Date.

Generally, Automatic Income Benefit Purchases are limited per Policy Quarter to 10% of your previous Policy Quarter’s Variable Accumulation Value. However, the 10% limitation does not apply to the final Automatic Income Benefit Purchase made twenty Business Days before the GFIB Payment Commencement Date, which has no limitation. All of your Variable Accumulation Value may be applied toward that final Automatic Income Benefit Purchase. However, you can cancel the last Automatic Income Benefit Purchase up to five Business Days prior to the GFIB Payment Commencement Date by sending us a request in writing at one of the addresses noted in Question 14 of this Prospectus. If you cancel the last Automatic Income Benefit Purchase, we will return the amount of that purchase to the Variable Accumulation Value. In that event, you will not receive GFIB Payments. Instead you will receive payments, called Income Benefit Payments, which will be based on the Funded Income Benefit on the GFIB Payment Commencement Date. Please contact your registered representative or one of our customer service representatives for additional information regarding the last Automatic Income Benefit Purchase.

33

If you want to fund your GFIB faster, or reduce the number or size of future Automatic Income Benefit Purchases, you can make Discretionary Income Benefit Purchases. Discretionary Income Benefit Purchases can also increase the amount of your GFIB payments, if they occur after your GFIB is fully funded. Discretionary Income Benefit Purchases are transfers that you initiate, from your Policy’s Variable Accumulation Value. We apply the transferred amounts to purchase future income and thereby increase the Funded Income Benefit. The amount of future income purchased depends on the Income Benefit Purchase Rate in effect on the day you make the purchase. After each Discretionary Income Benefit Purchase, we will send you a confirmation statement containing the amount of income you purchased (in other words, the amount by which you increased the Funded Income Benefit).

You can make Discretionary Income Benefit Purchases at any time after the first Policy Quarter and twenty Business Days before the GFIB Payment Commencement Date, provided that the Variable Accumulation Value is greater than the Unfunded Income Benefit divided by the Income Benefit Purchase Rate in effect at the time of such purchase. Appendix A includes an example that shows how Discretionary Income Benefit Purchases would impact your GFIB Payments. The minimum Discretionary Income Benefit Purchase amount is $500, and you can make no more than twelve Discretionary Income Benefit Purchases in any Policy Year.

In order to make a Discretionary Income Benefit Purchase, you may send us a request in writing to one of the addresses provided in Question 14 of this Prospectus. We will process your request for a Discretionary Income Benefit Purchase at the close of the Business Day on which it is received by NYLIAC.

Within ten days after you receive written confirmation of a Discretionary Income Benefit Purchase, you may cancel it by sending a written notice to us at one of the addresses provided in Question 14 of this Prospectus, within the ten day right to return period described above. If you do not cancel the Discretionary Income Benefit Purchase, it is deemed final and will be used to provide the income amount noted in the confirmation. Once final, the amount of the Discretionary Income Benefit Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered.

Except as described above, any Variable Accumulation Value used to purchase future income cannot be returned to the Investment Divisions, and cannot be withdrawn or surrendered. Any Variable Accumulation Value used for an Automatic or Discretionary Income Benefit Purchase can only be accessed through the future receipt of GFIB Payments, starting on the GFIB Payment Commencement Date. Accordingly, before purchasing an Income Plus Variable Annuity II policy and before making any Discretionary Income Benefit Purchase, you should consider your liquidity needs, and whether a similar product, offered by us or another insurer, could provide a higher income amount. Variable Accumulation Value used to make Automatic or Discretionary Income Benefit Purchases no longer participates in the investment experience of the Investment Divisions, does not earn any interest, and cannot be withdrawn or surrendered.

While the GFIB is being funded, there are restrictions on which Investment Divisions you may choose. (Your quarterly policy statement shows your Funded Income Benefit and your Unfunded Income Benefit, so you can determine whether the restrictions are still in effect.) These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your Premium Payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of our available Asset Allocation Models. (The Asset Allocation Categories and Asset Allocation Models are set forth in Appendix B.) Once you have allocated your Premium Payment to one of the Asset Allocation Models or to individual Investment Divisions in the Asset Allocation Categories in compliance with the specified thresholds, we will automatically rebalance your allocation(s) on a quarterly basis to stay within the stated limits. Individual transfers between Investment Divisions are not allowed while the GFIB is being funded. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in Question 14 of this Prospectus. Each reallocation of your Premium Payment will count as one transfer. We will process your reallocation request by the close of the Business Day that it is received by NYLIAC, so long as the revised allocation(s) are within the stated limits. Also note that the restrictions on which Investment Divisions you can choose may limit the growth potential of the Policy’s Variable Accumulation Value.

Partial Withdrawals from your Variable Accumulation Value before the GFIB is fully funded may lower your GFIB Payments; however, they will have no impact on the portion of the GFIB that has already been funded. If you fully surrender your policy before the GFIB is fully funded, the portion of your GFIB that has been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments in lieu of GFIB Payments, starting on the GFIB Payment Commencement Date. Please refer to the Policy Data Page for more information about the impact of Partial Withdrawals or surrenders on the GFIB Payment amount. All amounts taken from the Investment Divisions for either Partial Withdrawals or purchases to fund your GFIB will be processed on a pro-rata basis. Appendix A provides examples that show how the GFIB could be affected by either a Partial Withdrawal or surrender of the Policy.

34

If you apply the total Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB has been fully funded, we will cancel the GFIB. However, if you have already had Automatic Income Benefit Purchases, or if you already made one or more Discretionary Income Benefit Purchases, you will still receive Income Benefit Payments. The amount of these Income Benefit Payments will depend on how much of your GFIB was already funded (i.e. your Funded Income Benefit) as of the date you applied the total Variable Accumulation Value to Variable Account Annuity Income Payments.

You may either accelerate or defer the GFIB Payment Commencement Date shown on the Policy Data Page. The earliest GFIB Payment Commencement Date is thirteen (13) months from the Policy Date, and the latest date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85. Also note that with Traditional IRA polices, the GFIB Payment Commencement Date cannot be deferred later than April 1 of the year following the owner attaining age 70 1/2. An acceleration of the GFIB Payment Commencement Date would likely result in a lower GFIB Payment amount, and deferring the date would likely result in a higher payment. If you choose to change the GFIB Payment Commencement Date, the interest rate that is used to recalculate your GFIB Payments will be determined according to a formula that appears on your Policy Data Page. The formula includes a factor that will increase the interest rate used to recalculate the GFIB Payments for an acceleration of the GFIB Payment Commencement Date, and decrease the interest rate used to recalculate the GFIB Payments for deferrals. Please refer to the Policy Data Page for additional information regarding how an acceleration of the GFIB Payment Commencement Date would impact your GFIB Payments. Appendix A includes examples that show how an acceleration or deferral of the GFIB Payment Commencement Date would lower or increase the GFIB Payment amount. Please note that if your policy was issued in the State of Connecticut, you cannot defer or accelerate the GFIB Payment Commencement Date.

In order to change the GFIB Payment Commencement Date, you must send VPSC a request in writing to one of the addresses listed in Question 14 of this Prospectus (see “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date and Income Benefit Payment Commencement Date”).

If you elect to apply your entire Variable Accumulation Value to receive Variable Account Annuity Income Payments before the GFIB is fully funded, you will not receive GFIB Payments. Instead, you will receive Income Benefit Payments based on the Funded Income Benefit amount on the Variable Account Annuity Commencement Date. If there is no Funded Income Benefit on the date you elect to apply the entire Variable Accumulation Value to receive Variable Account Annuity Income Payments, no Income Benefit Payments will be made.

Your GFIB Payment may be reduced in the event that you elect to apply a portion of your Variable Accumulation Value to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date. All amounts taken from the Investment Divisions for partial annuitizations will be processed on a pro-rata basis. Please refer to the Policy and the Policy Data Page for additional information regarding the impact of receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date. Appendix A includes examples that show how the GFIB Payment would be impacted if either a portion or the entire Variable Accumulation Value is used to receive Variable Account Annuity Income Payments prior to the GFIB Payment Commencement Date.

The GFIB affects the policy’s death benefit. If you die before the Variable Account Annuity Commencement Date and before the GFIB Payment Commencement Date, the Policy will end and we will pay the Beneficiary an amount equal to the greater of (i) the Total Contract Amount or (ii) the Adjusted Death Benefit Premium Payments. In most cases the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date will be different. The Variable Account Annuity Commencement Date is typically later than the GFIB Payment Commencement Date. In addition, if your spouse is the sole primary Beneficiary, he/she may continue the Policy as the new Owner and Annuitant after you die, if certain conditions are met. If your spouse chooses to continue the Policy, and Automatic or Discretionary Income Benefit Purchases have been made, we will return such purchases to the Policy’s Variable Accumulation Value, cancel the GFIB (the GFIB Cancellation Fee will not be assessed in this case), and no GFIB Payments will be made. Your spouse will have the ability to make Discretionary Income Benefit Purchases if no such purchases were made prior to your death. Please refer to your Policy for additional information regarding death benefit proceeds and spousal continuance. In addition, once GFIB Payments begin, the death benefit payable upon your death, if any, may be less than your Premium Payment. For more information, see “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.

If the Annuitant is living on the GFIB Payment Commencement Date, we will make GFIB Payments under the option shown on the Policy Data Page to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive GFIB Payments or Income Benefit Payments, as applicable in a lump sum. This option can be exercised only three (3) times over the life of the Policy. Please refer to your Policy and the Policy Data Page for additional information regarding GFIB payment options.

35

You may cancel the GFIB at any time after the right to return period. To cancel, you must send a written cancellation request to VPSC at one of the addresses listed in Question 14 of this Prospectus. If you cancel, we will deduct a GFIB Cancellation Fee from your Variable Accumulation Value and we will not refund any GFIB Fees that may have been deducted (see “OTHER CHARGES—GFIB Cancellation Fee”). Upon receipt of the cancellation request, we will promptly cancel the GFIB and will stop assessing the GFIB Fee. Please note that the Policy will continue after the GFIB is cancelled. The cancellation of the GFIB will be effective as of the date VPSC receives your cancellation request. If you cancel the GFIB, the portion of your GFIB Payments that have been funded by either Automatic or Discretionary Income Benefit Purchases will be paid to you as Income Benefit Payments starting on the GFIB Payment Commencement Date.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 14 and 15 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation of the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 15 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from your Premium Payment, we impose a surrender charge on certain Partial Withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts paid as Variable Account annuity income.

If you surrender your Policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a Partial Withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the Partial Withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Policy Year is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the seventh Policy Year after which no charge is made as shown on the following chart:

Amount of Surrender Charge

Policy Year	Surrender Charge
1	8%
2	7%
3	6%

36

4	5%
5	4%
6	3%
7	2%
8+	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the Premium Payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less your Adjusted Death Benefit Premium Payment less any prior surrender charge free withdrawals during the Policy Year.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you annuitize the Variable Account in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(g)	when the aggregate surrender charges under a policy exceed 9.0% of the total Premium Payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Variable Account Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value. The M&E charge may vary based on the Variable Accumulation Value of the Policy when the M&E charge is assessed. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses. The M&E Charges assessed to your Policy will be affected by fluctuations in market performance. However, this M&E Charge structure may be more advantageous in a flat or declining market. While the GFIB is being funded, we will not assess M&E charges if the policy no longer has a Variable Accumulation Value.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Variable Account Annuity Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the Policy. The annual policy service charge will be waived either upon a) registration with eDelivery of all available materials that we normally mail to you, b) the Variable Account Annuity Commencement Date, or (c) the GFIB Payment Commencement Date. We deduct the annual policy service charge from each Allocation Option, in proportion to its percentage of the Account Value on the Policy Anniversary or date of surrender. This charge is designed to cover the

37

costs for providing services under the Policy such as collecting, processing and confirming Premium Payments and establishing and maintaining the available methods of payment.

(c) Guaranteed Future Income Benefit Fee

Prior to the GFIB Payment Commencement Date, we deduct the Guaranteed Future Income Benefit Fee (“GFIB Fee”) from your policy. The GFIB Fee is 1.00% (annualized) of the daily average Unfunded Income Benefit Base during a Policy Quarter. The GFIB Fee is deducted from the Investment Divisions through a reduction in Accumulation Units each Policy Quarter. We expect to profit from this charge. We do not assess the GFIB Fee after the GFIB is fully funded, after the GFIB Payment Commencement Date or after the GFIB has been cancelled.

(d) GFIB Cancellation Fee

If you cancel the GFIB, we will deduct a one-time GFIB Cancellation Fee from your Variable Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 14 of this Prospectus) receives your cancellation request. (See “THE POLICIES— Guaranteed Future Income Benefit”). We will deduct the GFIB Cancellation Fee from each Allocation Alternative in proportion to its percentage of the Variable Accumulation Value on that day. We will not deduct this charge if you surrender your Policy. However, surrender charges may apply.

The maximum GFIB Cancellation Fee is 2.00% of the Unfunded Income Benefit Base on the cancellation effective date. We may set a lower charge at our sole discretion.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus.

(f) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit. While the GFIB is being funded, each reallocation of assets will count as one transfer (See “THE POLICIES—Guaranteed Future Income Benefit”). Transfers to or from an Asset Allocation Model will also count as one transfer.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a Premium Payment is made, (ii) upon surrender of the policy, (iii) on the Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or (iv) when either a Discretionary or Automatic Income Benefit Purchase is made. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make Partial Withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Variable Account Annuity Commencement Date or the GFIB Payment Commencement Date. Please note that withdrawals before the GFIB is fully funded will decrease the amount of any GFIB Payments. If you surrender the policy before the GFIB is fully funded, you will receive Income Benefit Payments in lieu of GFIB payments. These Income

38

Benefit payments will be less than the GFIB Payment amount. (See “THE POLICIES—Guaranteed Future Income Benefit.”)

To request a surrender or withdrawal, you must send a written request on a form acceptable to us to VPSC at one of the addresses listed on Question 14 of this Prospectus, or utilize any other method we make available. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and we have received all other information necessary to process the request, the amount available for withdrawal is the Variable Accumulation Value at the end of the Business Day that VPSC receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than your Premium Payment.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

You can only surrender the portion of the Policy’s assets that are in the Accumulation Value. No amounts can be withdrawn from the Funded Income Benefit, even in connection with a surrender request. Upon surrender of this policy, you will receive the Accumulation Value, less any applicable surrender charges, GFIB Fee, and/or additional fees and charges, such as policy service charges, that may apply.

If there is a Funded Income Benefit at the time of the surrender, but the GFIB is not yet fully funded, we will make Income Benefit Payments, instead of GFIB Payments, based on the amount of the Funded Income Benefit on the GFIB Payment Commencement Date (See “DISTRIBUTIONS UNDER THE POLICY—GFIB Payment Commencement Date”). If no Automatic or Discretionary Income Benefit Purchases have been made while the GFIB was in effect, no GFIB Payments or Income Benefit Payments will be payable.

We may also deduct any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Variable Account Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

(b) Partial Withdrawals

Partial Withdrawals can only be made from the Accumulation Value, and any amounts withdrawn (including any surrender charge free amounts) before the GFIB Payment Commencement Date may reduce the amount of your GFIB Payments that were guaranteed as of the Policy Date. No Partial Withdrawals can be made from the Funded Income Benefit. Please refer to the Policy Data Page for more information regarding how Partial Withdrawals will reduce your GFIB Payments. If a Partial Withdrawal is made before any Automatic Income Benefit Purchases have been made, the unfunded Income Benefit amount guaranteed as of the Policy Date will be reduced proportionally to the reduction in the Accumulation Value resulting from the Partial Withdrawal.

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. Until the GFIB is fully funded or has been cancelled, Partial Withdrawals will be deducted on a pro-rata basis. After that, if you do not specify how to allocate a Partial Withdrawal among the Allocation Options, we will deduct the Partial Withdrawal on a pro-rata basis. We will pay any Partial Withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested Partial Withdrawal will be effective on the date we receive your completed request at the VPSC or online,

39

through the VSC. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested Partial Withdrawal will be effective on the next Business Day. Partial Withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation Of Annuities In General.”)

If the requested Partial Withdrawal is equal to the value in any of the Allocation Options from which the Partial Withdrawal is being made, we will pay you the entire value of that Allocation Option, less any surrender charge that may apply. If, after the GFIB Payment Commencement Date, honoring a Partial Withdrawal request would result in a Variable Accumulation Value of less than $2,000, we reserve the right to terminate the Variable Account of your policy, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right. If we terminate your Policy, we will pay you the Variable Accumulation Value of your Policy in one lump sum. Any GFIB Payments being made to you or the Payee you designate will not be impacted by our exercise of this right.

Also note that Partial Withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the Owners(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send Partial Withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, Partial Withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such Partial Withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 14 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed Partial Withdrawal requests or e-mails of imaged, signed requests.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled Partial Withdrawals from the policy once the GFIB is fully funded or the GFIB is cancelled. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Allocation alternatives from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division. You may not make periodic partial withdrawals from the DCA Advantage Account.

The Unfunded Income Benefit Base and the Funded Income Benefit do not have a cash value; therefore, no withdrawals are permitted from the Unfunded Income Benefit Base and the Funded Income Benefit

Required Minimum Distribution Option

For IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2.

Our Right to Cancel

If, after the GFIB Payment Commencement Date, the Variable Accumulation Value of your Policy would provide for Variable Account Annuity Income Payments of less than $20 per month on the Variable Account Annuity Commencement Date, or an amount that is insufficient to pay the Annual Policy Service Charge, Mortality and Expense Risk and Administrative Costs Charges, we reserve the right to terminate your Policy subject to applicable state laws. If we terminate your policy, we will pay you the Accumulation Value of your Policy in one lump sum. Any GFIB Payments or Income Benefit Payments being made to you or the Payee you designate will not be affected by our exercise of this right.

40

Variable Account Annuity Commencement Date

The Variable Account Annuity Commencement Date is the date specified on the Policy Data Page. The Variable Account Annuity Commencement Date is the day that Variable Account Annuity Income Payments are scheduled to commence unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Variable Account Annuity Commencement Date is the first Policy Anniversary.

If we agree, you may change the Variable Account Annuity Commencement Date to an earlier date. If we agree, you may also defer the Variable Account Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Variable Account Annuity Commencement Date. If you change the Variable Account Annuity Commencement Date to begin receiving Variable Account Annuity Income Payments before the GFIB Payment Commencement Date, and before the GFIB is fully funded, the Funded Income Benefit as of the date Variable Account Annuity Income Payments commenced will be used to provide Income Benefit Payments, beginning on the GFIB Payment Commencement Date. If there is no Funded Income Benefit on the date that you begin receiving Variable Account Annuity Income Payments, no GFIB Payments or Income Benefit Payments will be made.

To request a change to the Variable Account Annuity Commencement Date to an earlier date or defer it to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable us to VPSC at one of the addresses listed in Question 14 of this Prospectus. The Variable Account Annuity Commencement Date and Variable Account Annuity Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

GFIB Payment Commencement Date

The GFIB Payment Commencement Date is the date specified on the Policy Data Page. The GFIB Payment Commencement Date is the day that GFIB Payments or Income Benefit Payments are scheduled to commence. You may receive GFIB Payments even if you surrender the Policy (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders”).

If we agree, you can change the GFIB Payment Commencement Date to an earlier date. The earliest possible GFIB Payment Commencement Date is thirteen (13) months after the Policy Date. The latest possible GFIB Payment Commencement Date is five (5) years after the GFIB Payment Commencement Date shown on the Policy Data Page. You may change the GFIB Payment Commencement Date to an earlier date only once while the Annuitant is living. If you change the GFIB Payment Commencement Date to an earlier date, your GFIB Payments will be reduced based on mortality table assumptions, and an indexed-based interest rate plus an interest rate change adjustment as shown on the Policy Data Page.

To change the GFIB Payment Commencement Date to an earlier date, subject to the constraints noted above, you must send a written notice in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus at least sixty (60) days prior to the new GFIB Payment Commencement Date. The change will take effect as of the date we received your signed notice. We will notify you in writing of your revised GFIB Payment amount and new GFIB Payment Commencement Date.

For Qualified Policies (other than Roth IRAs), the GFIB Payment Commencement Date cannot be later than April 1 of the year following the year in which you attain age 70 1/2. For Qualified Policies, a change in the GFIB Payment Commencement Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If such change in the GFIB Payment Commencement Date would result in GFIB Payments that violate such Code restrictions, we will inform you that you may revise your request to an allowable GFIB Payment Annuity Commencement Date. If the GFIB Payment Commencement Date is accelerated by five years or less, we will increase the GFIB Payments, if necessary, to an amount that will satisfy such Code restrictions. For consistency, such an increase will also apply to Non Qualified Policies.

Death Before Variable Account Annuity Commencement Date

Before the GFIB Payment Commencement Date: If the Owner dies before the Variable Account Annuity Commencement Date and the GFIB Payment Commencement Date, the policy will end and we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 14 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

41

(a)	the Total Contract Amount; or

(b)	the Adjusted Death Benefit Premium Payment.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies before the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay the Beneficiary an amount equal to the greatest of:

a)	the Accumulation Value;

b)	the Adjusted Death Benefit Premium Payment, minus the lesser of Cumulative Income Benefit Purchases or the total value of GFIB Payments already made; or

c)	the Total Contract Amount, minus the sum of GFIB Payments already made.

We will make payments in a lump sum to the Beneficiary (even if the Payee is still living). However, the Beneficiary can choose to have the death benefit proceeds placed under any settlement alternative that we may have available at the time, as provided in the policy.

Death benefit payments are processed differently if the Owner and the Annuitant are not the same person (due to a change of ownership), or if there are joint Annuitants. See the policy for more information.

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Variable Account Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and (b) the Annuitant, if you were the Annuitant. Generally, NYLIAC will issue a policy to joint owners so long as such joint owners are spouses. If your spouse exercises the spousal continuance option, any Income Benefit Purchases already made will be returned to the policy’s Variable Accumulation Value and no GFIB Payments will be payable. If you die before making any Income Benefit Purchases, and you have not cancelled the GFIB, we will cancel the GFIB if your spouse continues the policy. However, your spouse can still make Discretionary Income Benefit Purchases, which will be applied to Income Benefit Payments, based on the Funded Amount on the GFIB Payment Commencement Date. All ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

Death After Variable Account Annuity Commencement

We make Variable Account Annuity Income Payments under the Life with Cash Refund Payment option. Accordingly, the death benefit payments described below reflect a refund of any premium amounts that have yet to be paid as Variable Account Annuity Income Payments and/or GFIB Payments.

Before the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner/Annuitant dies after the Variable Account Annuity Commencement Date, but before the GFIB Payment Commencement Date, we will cancel the GFIB and we will pay the Beneficiary an amount equal to the Cumulative Income Benefit Purchases, if any, plus the Variable Accumulation Value amount applied to determine the Variable Account Annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Payments to the Payee. When the Annuitant (last surviving Annuitant, if the policy had joint Annuitants) dies, we will pay the Beneficiary an amount equal to the Variable Accumulation Value at the time of annuitization, less the value of Variable Account Annuity Income Payments already made. If previously made Variable Account Income Payments exceed the Variable Accumulation Value amount applied to determine the payment, no death benefit is payable.

After the GFIB Payment Commencement Date: If the Owner and the Annuitant are the same person, and the Owner dies after the Variable Account Annuity Commencement Date and after the GFIB Payment Commencement Date, we will pay to the Beneficiary a death benefit in one sum equal to the Cumulative Income Benefit Purchases minus the sum of previously made GFIB Payments, plus the Variable Accumulation Value amount applied to determine the Variable Account annuity Income Payments, minus the sum of the previously made Variable Account Annuity Income Payments. If the Owner and the Annuitant are not the same person, and the Owner dies, we will continue to make Variable Account Annuity Income Payments and GFIB Payments to the Payee while the Annuitant (last surviving Annuitant, if the policy had joint Annuitants), is alive. When the Annuitant (last surviving Annuitant) dies, we will pay the Beneficiary a death benefit equal to the Cumulative Income Benefit Purchases, minus the sum of GFIB Payments already made, plus the Variable Accumulation Value at the time of annuitization, minus the sum of previously made Variable Account Annuity Income Payments. For either the GFIB Payments or Variable Account Annuity Income Payments, if the sum of the previously

42

made payments equals or exceeds the amount applied to determine those payments, then no death benefit amount is payable.

We will make any distribution or application of Policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 14 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Variable Account Annuity Income Payments

We will make Variable Account Annuity Income Payments under the Life with Cash Refund payment option. We will require that a lump sum payment be made if the Variable Accumulation Value is less than $2,000. We may require proof of birth date before Variable Account Annuity Income Payments begin. For the Life with Cash Refund payment option, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. Under the Life with Cash Refund payment option, we will pay any amount from the Variable Account that has not already been paid out upon the death of the Annuitant. NYLIAC does not currently offer other Variable Account Annuity Income Payment options.

After the first Policy Year, a policyholder may elect to apply a portion of the Variable Accumulation Value toward Variable Account Annuity Income Payments, while the remainder of the Policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this Policy. The Variable Accumulation Value will be reduced by the amount applied toward Variable Account Annuity Income Payments. Under a partial annuitization, the policy’s Variable Accumulation Value, any riders under the Policy and any charges assessed will be treated the same as they would under any other withdrawal from the Policy’s Variable Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under the Life with Cash Refund payment method, the Payee may not receive Variable Account Annuity Income Payments equal to the total Premium Payments made under the Policy if the Annuitant dies before the actuarially predicted date of death. We base Variable Account Annuity Income Payments on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

We may require satisfactory proof of survival from time to time, before we pay any Variable Account Annuity Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

If we agree, you can change the Variable Account Annuity Commencement Date to an earlier or later date. You must provide us at least one month’s notice. Changing to an earlier date may reduce the amount of each payment, while changing to a later date may increase payment amounts.

GFIB Payments and Income Benefit Payments

On the GFIB Payment Commencement Date, we will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant is living on the GFIB Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. Please note, however, that GFIB Payments or Income Benefit Payments may be subject to modification as a result of certain transactions described in this Prospectus (see “THE POLICIES—Guaranteed Future Income Benefit “ and “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals” and “GFIB Payment Commencement Date”).

GFIB Payments or Income Benefit Payments will continue as long as the Annuitant is living. The amount of GFIB Payments is determined at the time of application, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments are not determined as of the Policy Date, but, like GFIB Payments, the amount of an Income Benefit Payment does not depend on the performance of the Investment Divisions. GFIB Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the age of the Annuitant, overall market conditions, and the amount of any Discretionary Income Benefit Purchases you made, if any. No GFIB Payments or Income Benefit Payments will be payable to you if (i) you die before the GFIB Payment Commencement Date, (ii) you surrender the policy before the GFIB Payment Commencement Date and there is no Funded Income Benefit on such date, or (iii) your spouse continues the policy as the new Annuitant upon your death. Income Benefit Payments are based on the Funded Income Benefit as of the GFIB Payment Commencement Date.

43

Delay of Payments

We will pay any amounts due from the Separate Account under the Policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 14 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the Policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2.	We may delay payment of any amounts due from the DCA Advantage Account. When permitted by law, we may defer payment of any Partial Withdrawal or full surrender request for up to six months from the date of surrender from the DCA Advantage Account. We will pay interest of at least 1.0% per year on any Partial Withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Premium Payment and/or “freeze” a Policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, Partial Withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Variable Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Variable Account Annuity Commencement Date and while you are living, you may change a revocable Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed in Question 14 of this Prospectus.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Variable Account Annuity Commencement Date or GFIB Payment Commencement Date, or if we are unable to locate your Beneficiary if you die before either of those dates, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 14 of the section of the Prospectus entitled, “Questions and Answers About New York Life Income Plus II Variable Annuity.”

THE DCA ADVANTAGE ACCOUNT

The DCA Advantage Account is held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws.

44

NYLIAC will set interest rates in advance for each date on which we may receive a portion of the Premium Payment in the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your Policy. Portions of the Premium Payment allocated to the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive such portion of the Premium Payment. Interest rates for subsequent allocations to the DCA Advantage Account may be different from the rate applied to prior allocations to the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years.

With respect to the GFIB, no amounts will be deducted from the DCA Advantage Account in connection with either Automatic or Discretionary Income Benefit Purchases. Amounts in the DCA Advantage Account can only be used in connection with Automatic or Discretionary Income Benefit Purchases after such amounts have been transferred to the Variable Accumulation Value. However, amounts in the DCA Advantage Account will be considered when we calculate the amount of an Automatic Income Benefit Purchase.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a Premium Payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. The U.S. Treasury Department and Internal Revenue Service have not addressed every aspect of the federal income tax treatment of this product or the application of certain law to this type of product. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or Partial Withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any Premium Payments paid by or on

45

behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of GFIB Payments before the Variable Account Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the GFIB Payments and the Variable Account.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) new gain attributable to the disposition of property. Such NII (as well as gross income

46

from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distribution or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that a withdrawal from or surrender of the Policy described in this prospectus within 180 days of a partial exchange of such Policy for a long-term care insurance policy should not result in adverse tax consequences, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is

47

determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once GFIB Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The GFIB Payments should automatically satisfy the RMD requirements with respect to the Cumulative Income Benefit Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Variable Accumulation Value. The GFIB Payments or the Income Benefit Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Variable Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 7% of all premiums received. Sales of the policies have not yet begun, so no commissions have been paid.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office

48

management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

49

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Income Plus Variable Annuity II Statement of Additional Information.

The New York Life Income Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, New York 10159

Please send me a New York Life Income Plus Variable Annuity II Statement of Additional Information dated May 1, 2015

Name

Address

City	State	Zip

50

APPENDIX A — GFIB EXAMPLES

The following examples demonstrate how your policy’s Guaranteed Future Income Benefit (GFIB) works. The examples show how the policy’s Accumulation Value, Funded Income Benefit, GFIB Payments, and guaranteed death benefit would vary over an extended period of time assuming certain hypothetical annual gross rates of return. The examples will assist in the comparison of the Accumulation Value and death benefit of the policy, as well as the guaranteed income benefit, with other variable annuity policies that include a guaranteed fixed deferred income component.

Each policy quarter, the Automatic Income Benefit Purchase Formula (“Formula”) determines whether to make an Automatic Income Benefit Purchase by comparing (a) the Variable Accumulation Value to (b) the dollar amount that would be needed to purchase the guaranteed future income not already funded (the “Unfunded Income Benefit”) using the income purchase rate then in effect. We call this dollar amount the “Cost of the Unfunded Income Benefit.” If the Variable Accumulation Value is less than approximately 114% (or eight sevenths (8/7)) of the Cost of the Unfunded Income Benefit, an Automatic Income Benefit Purchase will occur.

The Formula computes the amount of the Automatic Income Benefit Purchase by multiplying the policy’s then current Variable Accumulation Value by a factor that takes into account the ratio of the Cost of the Unfunded Income Benefit to the current Variable Accumulation Value. Under the Formula, an Automatic Income Benefit Purchase will never be greater than 10% of the prior quarter’s Variable Accumulation Value. This limitation, however, does not apply to the final application of the Automatic Income Benefit Purchase Formula that occurs at least twenty (20) Business Days before the GFIB Payment Commencement Date.

The amount of guaranteed income funded by the Automatic Income Benefit Purchase is determined by multiplying the Purchase amount by the current income purchase rate. Also note that for purposes of this Appendix B, annual rather than quarterly amounts are shown.

The examples reflect assumed Mortality and Expense Risk and Administrative Charges, GFIB Fees, annual policy service charges, surrender charges (where applicable), and fees associated with the Investment Divisions offered under the policy. With regard to Investment Division fees, the examples reflect total assumed investment advisory fees together with other expenses incurred by the Investment Divisions of 1.00% of the average daily net assets of the Investment Divisions, after any applicable expense reimbursements. Please refer to the Table of Fees and Expenses in this Prospectus for details of the underlying Investment Division fees. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a personalized illustration that shows how the GFIB might hypothetically work in your situation.

GFIB Example with Favorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below). This is the GFIB Payment Commencement Date.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	—	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	—	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73	1.22%	11,453.17	—	39,337.09	6.67%	778.43	5,307.72	71,066.71	2,274.08	7,581.79	110,403.80
69	9	39,337.09	1.26%	8,706.81	—	31,124.96	6.34%	562.79	5,870.51	79,773.52	1,711.29	7,581.79	110,898.48
70	10	31,124.96	0.97%	28,752.25	—	2,673.24	5.90%	1,711.29	7,581.79	108,525.77	—	7,581.79	111,199.00

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Favorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000

There is a Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.30%	—	10,000.00	93,436.84	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	103,436.84
63	3	93,436.84	1.53%	—	—	94,863.13	8.72%	—	952.13	10,000.00	6,629.66	7,581.79	104,863.13
64	4	94,863.13	1.54%	—	—	96,325.27	8.25%	—	952.13	10,000.00	6,629.66	7,581.79	106,325.27
65	5	96,325.27	1.56%	6.27	—	97,824.54	7.82%	0.49	952.62	10,006.27	6,629.17	7,581.79	107,830.80
66	6	97,824.54	1.13%	25,078.26	—	73,851.91	7.40%	1,892.17	2,844.79	35,084.53	4,737.01	7,581.79	108,936.44
67	7	73,851.91	1.18%	17,812.59	—	56,914.11	7.02%	1,274.63	4,119.42	52,897.12	3,462.38	7,581.79	109,811.23
68	8	56,914.11	1.23%	12,964.79	—	44,649.85	6.67%	881.17	5,000.59	65,861.91	2,581.21	7,581.79	110,511.76
69	9	44,649.85	1.27%	9,856.24	—	35,359.76	6.34%	637.08	5,637.67	75,718.16	1,944.12	7,581.79	111,077.91
70	10	35,359.76	0.98%	32,664.43	—	3,041.10	5.90%	1,944.12	7,581.79	108,382.58	—	7,581.79	111,423.69

The Discretionary Income Benefit Purchase lessens the amount of Automatic Income Benefit Purchases that need to be made to fully fund the GFIB Payments.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-6.88%	17,974.96	10,000.00	57,926.32	9.23%	2,625.37	2,625.37	27,974.96	4,956.43	7,581.79	100,000.00
63	3	57,926.32	-6.74%	19,571.50	—	34,452.78	8.72%	1,735.42	4,360.78	47,546.46	3,221.01	7,581.79	100,000.00
64	4	34,452.78	-6.88%	11,632.09	—	20,450.83	8.25%	975.91	5,336.69	59,178.55	2,245.10	7,581.79	100,000.00
65	5	20,450.83	-7.16%	6,895.13	—	12,090.65	7.82%	548.08	5,884.78	66,073.68	1,697.02	7,581.79	100,000.00
66	6	12,090.65	-7.64%	4,066.30	—	7,100.54	7.40%	305.83	6,190.60	70,139.98	1,391.19	7,581.79	100,000.00
67	7	7,100.54	-8.52%	2,377.58	—	4,118.31	7.02%	169.55	6,360.15	72,517.57	1,221.64	7,581.79	100,000.00
68	8	4,118.31	-10.09%	1,368.06	—	2,334.87	6.67%	92.65	6,452.80	73,885.62	1,128.99	7,581.79	100,000.00
69	9	2,334.87	-13.00%	764.17	—	1,267.20	6.34%	49.22	6,502.02	74,649.79	1,079.77	7,581.79	100,000.00
70	10	1,267.20	-18.44%	1,033.47	—	—	5.90%	61.57	6,563.59	75,683.27	1,018.20	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service changes and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns and a Discretionary Income Benefit Purchase:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date and the client completes a $10,000 Discretionary Income Benefit Purchase in Policy Year 2. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.14%	—	10,000.00	84,126.51	9.23%	952.13	952.13	10,000.00	6,629.66	7,581.79	100,000.00
63	3	84,126.51	-2.98%	26,021.97	—	55,594.38	8.72%	2,302.07	3,254.20	36,021.97	4,327.59	7,581.79	100,000.00
64	4	55,594.38	-2.89%	18,912.78	—	35,076.44	8.25%	1,586.45	4,840.65	54,934.75	2,741.15	7,581.79	100,000.00
65	5	35,076.44	-2.94%	11,929.24	—	22,117.53	7.82%	948.05	5,788.70	66,863.99	1,793.10	7,581.79	100,000.00
66	6	22,117.53	-3.03%	7,517.74	—	13,930.53	7.40%	565.29	6,353.99	74,381.73	1,227.81	7,581.79	100,000.00
67	7	13,930.53	-3.20%	4,730.14	—	8,754.13	7.02%	337.24	6,691.23	79,111.87	890.56	7,581.79	100,000.00
68	8	8,754.13	-3.51%	2,967.25	—	5,479.38	6.67%	200.90	6,892.13	82,079.12	689.66	7,581.79	100,000.00
69	9	5,479.38	-4.04%	1,851.76	—	3,406.26	6.34%	119.22	7,011.36	83,930.88	570.44	7,581.79	100,000.00
70	10	3,406.26	-4.86%	3,240.85	—	—	5.90%	192.87	7,204.23	87,171.73	377.56	7,581.79	100,000.00

The Discretionary Income Benefit Purchase lessens in some Policy Years the amount of Automatic Income Benefit Purchases that need to be made.

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with 0% Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 0%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-2.82%	—	—	97,178.90	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	97,178.90	-3.45%	—	—	93,826.10	9.23%	—	—	—	7,581.79	7,581.79	100,000.00
63	3	93,826.10	-2.90%	31,919.92	—	59,189.43	8.72%	2,829.83	2,829.83	31,919.92	4,751.96	7,581.79	100,000.00
64	4	59,189.43	-2.92%	20,133.65	—	37,329.87	8.25%	1,688.86	4,518.69	52,053.57	3,063.10	7,581.79	100,000.00
65	5	37,329.87	-2.98%	12,693.44	—	23,523.46	7.82%	1,008.78	5,527.48	64,747.01	2,054.32	7,581.79	100,000.00
66	6	23,523.46	-3.10%	7,993.42	—	14,800.90	7.40%	601.06	6,128.54	72,740.44	1,453.26	7,581.79	100,000.00
67	7	14,800.90	-3.32%	5,023.44	—	9,285.75	7.02%	358.16	6,486.69	77,763.88	1,095.10	7,581.79	100,000.00
68	8	9,285.75	-3.70%	3,145.16	—	5,796.57	6.67%	212.95	6,699.64	80,909.04	882.15	7,581.79	100,000.00
69	9	5,796.57	-4.35%	1,956.61	—	3,587.58	6.34%	125.97	6,825.62	82,865.64	756.18	7,581.79	100,000.00
70	10	3,587.58	-5.38%	3,394.64	—	—	5.90%	202.03	7,027.65	86,260.29	554.14	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with Unfavorable Annual Returns:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is -5%.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Discretionary Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	-7.75%	—	—	92,247.17	9.79%	—	—	—	7,581.79	7,581.79	100,000.00
62	2	92,247.17	-7.37%	24,288.40	—	61,163.63	9.23%	2,266.98	2,266.98	24,288.40	5,314.82	7,581.79	100,000.00
63	3	61,163.63	-6.75%	20,664.24	—	36,370.53	8.72%	1,832.31	4,099.29	44,952.64	3,482.51	7,581.79	100,000.00
64	4	36,370.53	-6.90%	12,278.51	—	21,581.39	8.25%	1,030.14	5,129.43	57,231.15	2,452.36	7,581.79	100,000.00
65	5	21,581.39	-7.21%	7,275.23	—	12,751.14	7.82%	578.29	5,707.73	64,506.38	1,874.07	7,581.79	100,000.00
66	6	12,751.14	-7.71%	4,287.33	—	7,480.38	7.40%	322.45	6,030.18	68,793.72	1,551.62	7,581.79	100,000.00
67	7	7,480.38	-8.64%	2,503.63	—	4,330.37	7.02%	178.54	6,208.72	71,297.35	1,373.07	7,581.79	100,000.00
68	8	4,330.37	-10.31%	1,437.29	—	2,446.53	6.67%	97.34	6,306.06	72,734.64	1,275.73	7,581.79	100,000.00
69	9	2,446.53	-13.42%	799.40	—	1,318.71	6.34%	51.49	6,357.55	73,534.04	1,224.25	7,581.79	100,000.00
70	10	1,318.71	-19.33%	1,063.83	—	—	5.90%	63.38	6,420.93	74,597.87	1,160.86	7,581.79	100,000.00

New York Life will make up the difference in the Funded Income Benefit to guarantee the GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date.

The designated Payee will receive GFIB Payments of $7,581.79 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Withdrawal:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client takes a $20,000 Partial Withdrawal in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Partial Withdrawal	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.31%	16,790.20	20,000.00	49,807.69	7.40%	1,268.56	3,000.30	38,513.85	4,581.49	6,195.07	88,321.53
67	7	49,807.69	1.16%	12,076.26	—	38,310.22	7.02%	864.15	3,864.46	50,590.11	3,717.34	6,195.07	88,900.33
68	8	38,310.22	1.20%	8,790.76	—	29,979.76	6.67%	597.48	4,461.94	59,380.88	3,119.86	6,195.07	89,360.63
69	9	29,979.76	1.23%	6,682.33	—	23,666.24	6.34%	431.93	4,893.87	66,063.20	2,687.93	6,195.07	89,729.44
70	10	23,666.24	0.93%	21,861.74	—	2,025.32	5.90%	1,301.20	6,195.07	87,924.95	1,386.73	6,195.07	89,950.26
The Partial Withdrawal lowers the GFIB Payments to $6,195.07.

The designated Payee will receive GFIB Payments of $6,195.07 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Surrender:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully surrenders the Policy at the beginning of Policy Year 8 when surrender charges have expired.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The Accumulation Value of the policy at surrender is $50,176.73

The full surrender lowers the GFIB Payments to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with an Income Acceleration of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 7 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client accelerates their GFIB Payments at the beginning of Policy Year 3 to begin at the end of Policy Year 7.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	6.97%	—	—	—	5,803.64	5,803.64	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	6.62%	—	—	—	5,803.64	5,803.64	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	6.31%	—	—	—	5,803.64	5,803.64	108,416.38
66	6	108,416.38	1.44%	8,840.80	101,138.54	6.01%	535.18	535.18	8,840.80	5,268.46	5,803.64	109,979.34
67	7	101,138.54	0.88%	93,115.15	8,917.16	5.62%	5,268.46	5,803.64	101,955.95	—	5,803.64	110,873.10

The acceleration of the GFIB Payment Commencement Date lowers the GFIB Payments to $5,803.64.

The designated Payee will receive GFIB Payments of $5,803.64 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 7). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Deferral of the GFIB Payment Commencement Date:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 13 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client defers their payments at the beginning of Policy Year 3 to begin at the end of Policy Year 13.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	11.34%	—	—	—	9,166.52	9,166.52	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	10.62%	—	—	—	9,166.52	9,166.52	106,775.41
65	5	106,775.41	1.54%	—	108,416.38	9.99%	—	—	—	9,166.52	9,166.52	108,416.38
66	6	108,416.38	1.35%	15,428.03	94,448.42	9.41%	1,468.64	1,468.64	15,428.03	7,697.88	9,166.52	109,876.45
67	7	94,448.42	1.09%	25,943.07	69,537.25	8.88%	2,349.60	3,818.24	41,371.11	5,348.28	9,166.52	110,908.36
68	8	69,537.25	1.12%	18,202.15	52,112.03	8.39%	1,558.47	5,376.71	59,573.26	3,789.81	9,166.52	111,685.29
69	9	52,112.03	1.10%	14,421.41	38,261.62	7.92%	1,164.12	6,540.83	73,994.67	2,625.69	9,166.52	112,256.29
70	10	38,261.62	1.08%	10,113.96	28,562.41	7.49%	772.19	7,313.01	84,108.63	1,853.51	9,166.52	112,671.04
71	11	28,562.41	1.05%	7,298.60	21,564.12	7.09%	527.79	7,840.80	91,407.23	1,325.72	9,166.52	112,971.35
72	12	21,564.12	0.99%	5,439.94	16,336.68	6.73%	373.03	8,213.83	96,847.18	952.69	9,166.52	113,183.85
73	13	16,336.68	0.61%	15,165.00	1,271.98	6.23%	952.69	9,166.52	112,012.17	—	9,166.52	113,284.16

The deferral of the GFIB Payment Commencement Date increases the GFIB Payments to $9,166.52.

The designated Payee will receive GFIB Payments of $9,166.52 per year starting on the GFIB Payment Commencement Date (which is now the end of Policy Year 13). The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Partial Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment amount is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 9 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year (in bold below).

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client partially annuitizes $20,000 of the Policy’s Accumulation Value in Policy Year 6.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return *	Automatic Income Benefit Purchases	Partial Annuitization	Accumulation Value at Policy Year End	Income Purchase Rate (average) **	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	—	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	0.83%	16,708.65	20,000.00	50,338.54	7.40%	1,262.36	2,994.10	38,432.30	3,228.81	6,222.92	88,770.84
67	7	50,338.54	1.16%	12,202.91	—	38,720.96	7.02%	873.22	3,867.32	50,635.21	2,355.60	6,222.92	89,356.17
68	8	38,720.96	1.20%	8,882.92	—	30,303.64	6.67%	603.74	4,471.06	59,518.13	1,751.85	6,222.92	89,821.77
69	9	30,303.64	1.23%	6,752.40	—	23,924.41	6.34%	436.46	4,907.52	66,270.53	1,315.39	6,222.92	90,194.94
70	10	23,924.41	0.93%	22,100.24	—	2,047.74	5.90%	1,315.39	6,222.92	88,370.77	—	6,222.92	90,418.52

The partial annuitization results in Variable Account Annuity Income Payments of $1,156.64 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The partial annuitization lowers the GFIB Payments to $6,222.92.

The designated Payee will receive GFIB Payments of $6,222.92 per year starting on the GFIB Payment

Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

GFIB Example with a Full Annuitization:

A New York Life Income Plus Variable Annuity II is purchased on June 1, 2015 by a 60 year old with a $100,000 premium payment. The GFIB Payment is $7,581.79.

The GFIB Payment Commencement Date is 10 years from the Policy Date. GFIB Payment amounts shown in Policy Years 1 through 8 are provided to note that GFIB Payments are determined as of the Policy Date and will not change unless the policyowner takes certain actions that are noted in this Prospectus. GFIB Payments will begin after the end of the tenth Policy Year.

The Annual Gross Rate of Return for the Investment Divisions is 5%.

The client fully annuitizes the Policy’s Accumulation Value at the beginning of Policy Year 8.

Age	End of Policy Year	Accumulation Value at Policy Year Start	Net Annual Return*	Automatic Income Benefit Purchases	Accumulation Value at Policy Year End	Income Purchase Rate (Average)**	Income Purchased	Funded Income Benefit	Cumulative Income Benefit Purchases	Unfunded Income Benefit	GFIB Payment Amount	Death Benefit
61	1	100,000.00	2.11%	—	102,111.09	9.79%	—	—	—	7,581.79	7,581.79	102,111.09
62	2	102,111.09	1.49%	—	103,627.49	9.23%	—	—	—	7,581.79	7,581.79	103,627.49
63	3	103,627.49	1.50%	—	105,181.92	8.72%	—	—	—	7,581.79	7,581.79	105,181.92
64	4	105,181.92	1.51%	—	106,775.41	8.25%	—	—	—	7,581.79	7,581.79	106,775.41
65	5	106,775.41	1.19%	21,723.65	86,327.28	7.82%	1,731.74	1,731.74	21,723.65	5,850.05	7,581.79	108,050.93
66	6	86,327.28	1.13%	22,154.70	65,144.32	7.40%	1,671.57	3,403.31	43,878.35	4,178.48	7,581.79	109,022.67
67	7	65,144.32	1.18%	15,735.19	50,176.73	7.02%	1,125.97	4,529.29	59,613.53	3,052.51	7,581.79	109,790.26
68	8	50,176.73						4,529.29	59,613.53		4,529.29	59,613.53

The full annuitization of $50,176.73 at the beginning of Policy Year 8 results in Variable Account Annuity Income Payments of $2,996.54 annually starting on the Variable Account Annuity Commencement Date (which is typically longer than the GFIB Payment Commencement Date).

The full annuitization lowers the GFIB Payment to $4,529.29.

The designated Payee will receive GFIB Payments of $4,529.29 per year starting on the GFIB Payment Commencement Date. The payments will continue for the life of the Annuitant(s).

If the Annuitant(s) dies before the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, a death benefit as described in the Policy will be paid.

If the Annuitant(s) dies after the total amount of GFIB Payments equal or exceed the minimum death benefit of the Policy after GFIB Payments have commenced, no death benefit will be payable.

*	The Net Annual Return is the Annual Gross Rate of Return less the M&E Charge, GFIB Fee, policy service charge, and an average Fund Fee of 1.00%.

**	Income Benefit Purchase Rates are subject to change. The minimum Income Benefit Purchase Rate is the higher of the following three factors:

A =	NYLIAC’s current Income Benefit Purchase Rate in effect at the time of the income purchase;

B =	[0.9] multiplied by an Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and 10-Year CMT Rate with a 3 day lag; or

C =	An Income Benefit Purchase Rate calculated based on the A2000 Mortality Table (no projection scale and no age setback) and one percent (1.0%).

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return and Policy values may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the Separate Account. The death benefit and the Accumulation Value for a Policy would be different from those shown if the actual gross rates of return averaged -5%, 0% or 5% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX B —INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS

Asset Allocation Categories: Category A: Fixed Income
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Cash Management		MainStay VP PIMCO Real Return
MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia VP Emerging Markets Bond
MainStay VP High Yield Corporate Bond		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) PIMCO VIT Total Return

Category B: Fixed Income and Equity
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Conservative Allocation		MainStay VP Common Stock
MainStay VP Janus Balanced		MainStay VP S&P 500 Index
BlackRock® Global Allocation V.I.		MainStay VP ICAP Select Equity
MainStay VP Moderate Allocation		MFS® Research Series
MainStay VP Income Builder		MainStay Large Cap Growth
MainStay VP Balanced		MainStay VP Growth Allocation
MainStay VP Moderate Growth Allocation		Victory VIF Diversified Stock
MainStay VP Convertible		Fidelity® VIP Contrafund®
MFS® Investors Trust Series		Fidelity® VIP Growth Opportunities
MainStay VP MFS® Utilities		MainStay VP T. Rowe Price Equity Income
MainStay VP Cornerstone Growth		MainStay VP Marketfield

Category C: Equity
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP U.S. Small Cap

MainStay VP Van Eck Global Hard Assets

American Funds IS® Global Small Capitalization®

American Funds IS® New World®

Columbia VP Commodity Strategy

Columbia VP Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income

Fidelity® VIP Mid-Cap

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

Neuberger Berman AMT Mid Cap Growth

Royce Micro-Cap

UIF U.S. Real Estate Portfolio

B-1

Asset Allocation Models

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund®

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Marketfield

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund®

10% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Marketfield

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Marketfield

  2% Fidelity® VIP Contrafund®

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return

  5% MainStay VP High Yield Corporate Bond

B-2

Statement of Additional Information

May 1, 2015

for

New York Life Income Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Income Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Income Plus Variable Annuity II Prospectus dated May 1, 2015. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Income Plus Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for the M&E Charge for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where:  a  =   the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Automatic Income Benefit Purchase Formula

A pre-defined and non-discretionary Automatic Income Benefit Purchase Formula will be used to deduct a portion of the Variable Accumulation Value as an Automatic Income Benefit Purchase. Automatic Income Benefit Purchases are used to fund the GFIB Payments. Each Automatic Income Benefit Purchase reduces the Unfunded Income Benefit and concurrently increases the Funded Income Benefit. The Automatic Income Benefit Purchase Formula will be used to determine if an Automatic Income Benefit Purchase is required and the amount of the required Automatic Income Benefit Purchase.

AUTOMATIC INCOME BENEFIT PURCHASE FORMULA:

Target Ratio: TRt = (UIBt ÷ PRt) ÷ Vt

Quarterly Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum [C* PQV, Vt × {1 – Minimum [1, m x (1 –TRt)]}]

Final Automatic Income Benefit Purchase Calculation:

AIBPt = Minimum (UIBt ÷ PRt,Vt )

•	t = Time (current Business Day)

•	AIBP = Automatic Income Benefit Purchase

•	IBP = Income Benefit Purchase (Automatic Income Benefit Purchase or Discretionary Income Benefit Purchase)

2

•

PR = Income Benefit Purchase Rate: The amount of income purchased per dollar of Variable Accumulation Value applied to purchase the income. The income purchase rate in effect for an Automatic Income Benefit Purchase and a Discretionary Income Benefit Purchase at the time a purchase is processed.

•	FIB = Funded Income Benefit

•	UIB = Unfunded Income Benefit

•	V = Accumulation Value

•

TR = Target Ratio: The ratio of the Variable Accumulation Value required to purchase the Unfunded Income Benefit relative to the current Accumulation Value in the Policy at the time a purchase is processed.

•

C = Cap: The maximum percentage 10% of the prior quarter-end Policy’s Accumulation Value, on the first Business Day of the prior Policy quarter, that can be used to make an Automatic Income Benefit Purchase, except for the final Automatic Income Benefit Purchase. The Cap percentage is established on the Policy Date and will not change while this Policy is in effect.

•	PQV = The Policy’s Accumulation Value on the first Business Day of the prior Policy quarter.

•	m = Target Threshold [8].

The Automatic Income Benefit Purchase Formula will be applied on the second Policy quarter and every subsequent Policy quarter, except for the final Automatic Income Benefit Purchase, as described below, until the GFIB Payment Commencement Date. If this formula determines that an Automatic Income Benefit Purchase is required, the purchase will be processed on the same day that the formula is applied. With the exception of the final Automatic Income Benefit Purchase, each Automatic Income Benefit Purchase is subject to a maximum of ten percent (10%) of the Accumulation Value as of the first Business Day of the prior Policy quarter.

Final Automatic Income Benefit Purchase

A final application of the Automatic Income Benefit Purchase Formula will be calculated twenty (20) Business Days immediately preceding the GFIB Payment Commencement Date to determine if a final Automatic Income Benefit Purchase is necessary, and the amount of the required Automatic Income Benefit Purchase. We will provide notification to you of the upcoming final application of the Automatic Income Benefit Purchase Formula thirty (30) calendar days in advance of the final formula application date. If a purchase is required, it will be processed on the same day that the formula is applied. Following the final Automatic Income Benefit Purchase, if any, we will send you a written confirmation stating the amount of the purchase. Please examine this confirmation carefully. Within five (5) days of the GFIB Payment Commencement Date, you may cancel the final Automatic Income Benefit Purchase by returning the confirmation to Us with a request to cancel the purchase. On the day we receive your cancellation request, the Automatic Income Benefit Purchase will be reversed. The amount applied to the Variable Accumulation Value will be equal in dollar value to the amount deducted for the Automatic Income Benefit Purchase.

If a final Automatic Income Benefit Purchase is required to fully fund the GFIB Payments, and you cancel the final Automatic Income Benefit Purchase, you will receive a reduced GFIB payment amount based on the Funded Income Benefit amount determined on the GFIB Payment Commencement Date. Please read the Policy for additional details.

Discretionary Income Benefit Purchases

We will inform you of the following each time you submit a Discretionary Income Benefit Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid

2.	That payments made pursuant to the GFIB are subject to the credit risk of NYLIAC’s general account.

3.	The GFIB or Income Benefit payment amount that you receive from the Company may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Discretionary Income Benefit Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

Upon completion of the Discretionary Income Benefit Purchase you will receive a confirmation statement which will inform you of the following:

3

1.	The amount of future income purchased

2.	The lack of liquidity of amounts used to fund the GFIB.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Discretionary Income Benefit purchase request form or the confirmation statement for each Discretionary Income Benefit Purchase as soon as reasonably practicable after the state of this SAI.

ANNUITY AND INCOME PAYMENTS

We will make equal annuity payments each month under the Life with Cash Refund payment option during the lifetime of the Annuitant. If the Annuitant dies before the Variable Account has been exhausted, the amount remaining in the Variable Account will be paid to the Beneficiary. We may require that the Payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the aggregate amount of the Variable Account.

On the Variable Account Annuity Commencement Date, We will determine the Variable Accumulation Value of your Policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Variable Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the Policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

On the GFIB Payment Commencement Date, We will start to make GFIB Payments or Income Benefit Payments to you, or the Payee designated by you, if the Annuitant(s) is living on the GFIB Payment Commencement Date, and the Premium Payment has been made. You cannot cancel GFIB Payments or Income Benefit Payments. GFIB Payments or Income Benefit Payments, as applicable, will continue as long as the Annuitant(s) is living. The amount of the GFIB Payments is determined on and guaranteed as of the Policy Date, and is not dependent on the performance of the underlying Investment Divisions. Income Benefit Payments, which are paid in lieu of GFIB Payments when the GFIB has not been fully funded, are not guaranteed as of the Policy Date, but they are also not dependent on the performance of the Investment Divisions. GFIB Payments and Income Benefit Payments are based on, among other things, the amount of your Premium Payment, GFIB Rates at the time of application, the purchase rate in effect at the time of any Automatic or Discretionary Income Benefit Purchase, the age of the Annuitant, and overall market conditions.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

4

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

5

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

6

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2014 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

7

NYLIAC Variable Annuity Separate Account-III

Financial Statements

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities

As of December 31, 2014

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

ASSETS:
Investment at net asset value	$65,633,090	$152,554,435	$101,942,966	$85,045,512	$99,840,409	$20,507,549	$76,876,450	$43,689,595	$259,687,281
Dividends due and accrued	—	1,342	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(173,175)	(629,564)	(75,281)	(5,281)	(41,157)	1,449	(21,719)	120,034	(177,383)
Net receivable from (payable to) the Fund shares sold or purchased	173,175	628,222	75,281	5,281	41,157	(1,449)	21,719	(120,034)	177,383

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,377	11,893	3,618	3,065	3,479	727	2,874	1,576	9,285
Administrative charges	228	661	402	307	413	79	247	151	931

Total net assets	$65,630,485	$152,541,881	$101,938,946	$85,042,140	$99,836,517	$20,506,743	$76,873,329	$43,687,868	$259,677,065

Total shares outstanding	4,520,562	152,530,093	3,667,450	6,343,834	3,393,366	2,481,194	5,764,979	3,883,324	26,394,559

Net asset value per share (NAV)	$14.52	$1.00	$27.80	$13.41	$29.42	$8.26	$13.33	$11.25	$9.84

Total units outstanding	3,229,020	113,226,290	3,078,869	3,105,606	4,359,275	2,536,705	5,979,241	2,381,284	7,966,472

Variable accumulation unit value (lowest to highest)	$14.67 to $22.27	$0.94 to $9.30	$14.14 to $41.16	$17.39 to $32.84	$8.77 to $26.15	$7.99 to $8.09	$12.72 to $12.90	$13.33 to $20.19	$22.68 to $37.20

Identified cost of investment	$65,887,341	$153,181,689	$62,607,890	$65,001,692	$78,627,572	$24,619,179	$58,115,215	$45,192,693	$241,267,149

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class

ASSETS:
Investment at net asset value	$165,133,263	$78,947,151	$29,554,670	$226,532,916	$43,623,973	$2,507,301	$74,948,582	$211,835,643	$68,622,811
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(281,336)	83,851	1,870	(320,358)	170	484	(208,576)	(200,530)	(51,564)
Net receivable from (payable to) the Fund shares sold or purchased	281,336	(83,851)	(1,870)	320,358	(170)	(484)	208,576	200,530	51,564

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	5,990	2,781	1,071	8,078	1,552	96	2,758	7,546	2,513
Administrative charges	601	308	103	863	170	7	259	821	238

Total net assets	$165,126,672	$78,944,062	$29,553,496	$226,523,975	$43,622,251	$2,507,198	$74,945,565	$211,827,276	$68,620,060

Total shares outstanding	8,717,895	4,562,162	2,212,508	17,255,041	1,940,688	186,855	4,735,708	5,045,301	4,938,392

Net asset value per share (NAV)	$18.94	$17.30	$13.36	$13.13	$22.48	$13.42	$15.83	$41.99	$13.90

Total units outstanding	8,377,991	2,953,131	1,414,216	17,132,293	2,100,334	177,075	2,617,955	6,583,612	4,721,300

Variable accumulation unit value (lowest to highest)	$18.02 to $25.00	$13.32 to $30.87	$14.67 to $24.49	$13.06 to $13.25	$11.22 to $24.00	$14.01 to $14.19	$28.50 to $32.61	$14.51 to $40.21	$14.37 to $14.55

Identified cost of investment	$100,078,192	$65,309,380	$25,709,993	$175,171,355	$29,790,913	$1,967,038	$56,890,723	$121,606,662	$51,630,607

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Global Research Portfolio— Institutional Shares	MFS® Investors Trust Series— Initial Class	MFS® Research Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I

ASSETS:
Investment at net asset value	$28,814,579	$188,209,590	$13,374,137	$167,884,104	$70,380,541	$67,678,124	$9,597,268	$11,653,729	$1,948,167
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(93,904)	59,150	(22,876)	(58,074)	(105,462)	(37,764)	(211)	17	(960)
Net receivable from (payable to) the Fund shares sold or purchased	93,904	(59,150)	22,876	58,074	105,462	37,764	211	(17)	960

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,056	7,267	495	5,978	2,530	2,361	348	416	75
Administrative charges	101	506	47	649	264	282	34	45	5

Total net assets	$28,813,422	$188,201,817	$13,373,595	$167,877,477	$70,377,747	$67,675,481	$9,596,886	$11,653,268	$1,948,087

Total shares outstanding	2,130,715	23,352,150	717,083	4,493,508	2,899,784	1,632,702	315,583	400,318	79,514

Net asset value per share (NAV)	$13.52	$8.06	$18.65	$37.36	$24.27	$41.45	$30.41	$29.11	$24.50

Total units outstanding	1,470,739	23,981,071	764,931	4,568,278	2,808,045	3,317,271	559,573	634,365	89,028

Variable accumulation unit value (lowest to highest)	$18.27 to $29.22	$7.76 to $8.93	$16.95 to $26.29	$21.13 to $42.76	$17.58 to $28.16	$8.75 to $22.85	$14.95 to $24.37	$12.93 to $24.79	$20.97 to $30.04

Identified cost of investment	$19,510,923	$229,882,669	$10,495,151	$119,107,726	$60,819,811	$44,191,686	$6,736,750	$7,092,222	$1,909,239

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Royce Micro-Cap Portfolio— Investment Class	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Service Class	MainStay VP Conservative Allocation— Service Class	MainStay VP Convertible— Service Class	MainStay VP Cornerstone Growth— Service Class	MainStay VP Emerging Markets Equity— Service Class

ASSETS:
Investment at net asset value	$75,776,165	$127,129,772	$139,511,510	$63,901,538	$347,977,084	$194,329,055	$35,038,564	$78,745,899
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(43,701)	220,493	109,434	52,366	(94,307)	113,824	12,162	(29,725)
Net receivable from (payable to) the Fund shares sold or purchased	43,701	(220,493)	(109,434)	(52,366)	94,307	(113,824)	(12,162)	29,725

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,932	5,058	5,522	2,545	13,930	7,791	1,375	3,028
Administrative charges	178	273	275	148	641	383	89	206

Total net assets	$75,773,055	$127,124,441	$139,505,713	$63,898,845	$347,962,513	$194,320,881	$35,037,100	$78,742,665

Total shares outstanding	6,664,297	8,518,719	9,697,656	2,313,945	29,654,375	14,590,426	1,198,235	9,549,993

Net asset value per share (NAV)	$11.37	$14.92	$14.39	$27.61	$11.73	$13.32	$29.24	$8.25

Total units outstanding	4,676,106	7,663,622	10,888,087	2,989,904	23,692,846	10,174,357	2,047,293	9,796,619

Variable accumulation unit value (lowest to highest)	$9.55 to $17.35	$13.51 to $17.40	$10.08 to $13.76	$15.44 to $22.45	$11.68 to $15.07	$12.23 to $20.90	$13.35 to $17.70	$7.93 to $8.81

Identified cost of investment	$70,458,765	$103,116,371	$142,364,411	$43,749,326	$344,039,886	$165,555,287	$31,061,304	$93,392,535

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Government— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP High Yield Corporate Bond— Service Class	MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder— Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class

ASSETS:
Investment at net asset value	$35,168,214	$224,771,174	$77,434,675	$167,389,954	$829,054,727	$294,260,971	$101,395,541	$130,030,665	$200,965,118
Dividends due and accrued	—	733,710	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	44,999	(114,748)	(63,533)	361,405	900,377	(51,674)	132,549	(25,921)	491,938
Net receivable from (payable to) the Fund shares sold or purchased	(44,999)	(618,962)	63,533	(361,405)	(900,377)	51,674	(132,549)	25,921	(491,938)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,380	8,924	3,051	6,435	33,566	11,623	4,135	5,080	7,985
Administrative charges	91	400	176	386	1,294	711	155	307	404

Total net assets	$35,166,743	$224,761,850	$77,431,448	$167,383,133	$829,019,867	$294,248,637	$101,391,251	$130,025,278	$200,956,729

Total shares outstanding	2,653,769	24,812,124	6,936,633	13,887,213	85,191,403	15,690,487	5,895,069	9,818,161	15,363,526

Net asset value per share (NAV)	$13.25	$9.06	$11.16	$12.05	$9.73	$18.75	$17.20	$13.24	$13.08

Total units outstanding	2,784,897	18,943,917	6,473,663	10,921,277	48,535,366	14,303,360	5,771,194	8,316,387	15,351,492

Variable accumulation unit value (lowest to highest)	$11.66 to $13.59	$10.41 to $12.17	$9.89 to $12.61	$13.18 to $18.47	$10.93 to $20.22	$13.97 to $21.80	$12.71 to $19.06	$9.91 to $17.89	$12.95 to $13.16

Identified cost of investment	$28,652,434	$228,895,469	$80,719,817	$146,079,944	$820,062,834	$187,694,010	$95,644,819	$121,471,942	$161,920,047

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Large Cap Growth— Service Class	MainStay VP Marketfield— Service Class	MainStay VP MFS® Utilities— Service Class	MainStay VP Mid Cap Core— Service Class	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP S&P 500 Index— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class

ASSETS:
Investment at net asset value	$129,316,739	$87,464,780	$543,102,147	$223,031,834	$412,033,535	$458,943,021	$95,675,980	$215,194,203	$157,462,039
Dividends due and accrued	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	58,509	(37,134)	(317,532)	(151,950)	740,011	(78,804)	(33,070)	150,764	162,768
Net receivable from (payable to) the Fund shares sold or purchased	(58,509)	37,134	317,532	151,950	(740,011)	78,804	33,070	(150,764)	(162,768)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	5,183	3,522	21,506	8,831	16,194	18,002	3,786	8,498	6,260
Administrative charges	244	74	1,243	551	865	876	134	524	368

Total net assets	$129,311,312	$87,461,184	$543,079,398	$223,022,452	$412,016,476	$458,924,143	$95,672,060	$215,185,181	$157,455,411

Total shares outstanding	5,897,350	8,935,929	40,640,061	14,255,804	34,478,638	36,183,830	11,019,369	5,148,734	11,370,222

Net asset value per share (NAV)	$21.93	$9.79	$13.36	$15.64	$11.95	$12.68	$8.68	$41.79	$13.85

Total units outstanding	6,436,808	9,162,796	38,699,755	7,947,216	27,137,705	29,304,271	10,209,327	10,544,833	10,940,540

Variable accumulation unit value (lowest to highest)	$14.46 to $21.24	$9.51 to $9.57	$13.65 to $14.11	$15.69 to $30.50	$12.44 to $15.88	$12.89 to $17.03	$9.12 to $9.43	$14.73 to $21.23	$14.10 to $14.47

Identified cost of investment	$98,955,866	$96,395,309	$442,945,193	$172,381,516	$378,738,586	$400,364,499	$110,588,151	$143,948,203	$122,532,897

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Unconstrained Bond— Service Class	MainStay VP U.S. Small Cap— Service Class	American Funds IS® New World Fund®— Class 4	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class III	Columbia Variable Portfolio— Small Cap Value Fund—Class 2	Dreyfus IP Technology Growth Portfolio— Service Shares	Fidelity® VIP Contrafund® Portfolio— Service Class 2	Fidelity® VIP Equity-Income Portfolio— Service Class 2

ASSETS:
Investment at net asset value	$169,109,518	$84,918,322	$4,983,981	$133,988,446	$10,747,832	$50,453,049	$58,082,549	$362,851,930	$123,983,775
Dividends due and accrued	—	—	—	—	45,092	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	98,107	24,826	89,534	29,192	206,729	(70,059)	3,390	225,157	125,199
Net receivable from (payable to) the Fund shares sold or purchased	(98,107)	(24,826)	(89,534)	(29,192)	(251,821)	70,059	(3,390)	(225,157)	(125,199)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	6,737	3,317	199	5,338	433	1,972	2,303	14,325	4,916
Administrative charges	154	221	4	136	7	118	128	790	303

Total net assets	$169,102,627	$84,914,784	$4,983,778	$133,982,972	$10,747,392	$50,450,959	$58,080,118	$362,836,815	$123,978,556

Total shares outstanding	16,751,553	6,470,478	242,402	9,455,397	1,446,280	2,752,371	3,224,882	9,886,562	5,202,625

Net asset value per share (NAV)	$10.09	$13.12	$20.56	$14.17	$7.43	$18.33	$18.01	$36.70	$23.83

Total units outstanding	15,246,951	3,489,186	544,026	12,158,083	1,093,910	2,799,536	2,762,898	15,801,717	6,529,182

Variable accumulation unit value (lowest to highest)	$10.71 to $11.25	$14.04 to $26.46	$9.15 to $9.17	$10.85 to $11.69	$9.81 to $9.83	$12.86 to $19.16	$13.34 to $22.33	$14.33 to $26.51	$13.88 to $19.65

Identified cost of investment	$174,205,749	$60,100,954	$5,324,680	$139,992,571	$10,855,229	$44,961,655	$45,126,977	$257,196,729	$102,898,173

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2	Invesco V.I. American Value Fund—Series II Shares	Invesco V.I. International Growth Fund— Series II Shares	Janus Aspen Global Research Portfolio— Service Shares	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT Total Return Portfolio— Advisor Class

ASSETS:
Investment at net asset value	$1,247,155	$190,881,867	$10,916,627	$7,209,395	$40,621,256	$15,349,492	$12,887,520	$47,262,532	$15,706,383
Dividends due and accrued	—	—	—	—	—	—	—	—	30,449
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	11,995	(162,432)	47,581	136,722	(36,079)	87,435	47,166	(19,624)	102,415
Net receivable from (payable to) the Fund shares sold or purchased	(11,995)	162,432	(47,581)	(136,722)	36,079	(87,435)	(47,166)	19,624	(132,864)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	50	7,400	434	280	1,592	615	508	1,880	633
Administrative charges	1	504	18	7	93	25	26	91	10

Total net assets	$1,247,104	$190,873,963	$10,916,175	$7,209,108	$40,619,571	$15,348,852	$12,886,986	$47,260,561	$15,705,740

Total shares outstanding	37,563	5,181,161	552,718	209,445	996,310	509,421	446,844	2,037,093	1,402,298

Net asset value per share (NAV)	$33.20	$36.84	$19.75	$34.42	$40.77	$30.13	$28.84	$23.20	$11.20

Total units outstanding	110,760	7,271,545	859,323	745,352	2,435,363	779,698	619,745	2,011,749	1,551,202

Variable accumulation unit value (lowest to highest)	$11.24 to $11.27	$13.04 to $29.63	$12.65 to $12.74	$9.65 to $9.68	$12.53 to $17.44	$14.71 to $21.84	$14.53 to $23.64	$13.73 to $27.08	$10.11 to $10.14

Identified cost of investment	$1,182,205	$153,706,817	$10,855,356	$7,228,190	$29,602,602	$12,726,419	$10,390,008	$53,461,328	$15,616,278

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)— Advisor Class	UIF U.S. Real Estate Portfolio— Class II	Victory VIF Diversified Stock Fund—Class A Shares

ASSETS:
Investment at net asset value	$20,155,297	$33,768,447	$23,159,256
Dividends due and accrued	41,861	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	323,129	176,830	(11,098)
Net receivable from (payable to) the Fund shares sold or purchased	(364,990)	(176,830)	11,098
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	808	1,328	909
Administrative charges	16	71	59

Total net assets	$20,154,473	$33,767,048	$23,158,288

Total shares outstanding	1,849,034	1,686,666	1,528,600

Net asset value per share (NAV)	$10.90	$20.02	$15.15

Total units outstanding	1,895,487	2,954,319	1,283,063

Variable accumulation unit value (lowest to highest)	$10.62 to $10.64	$11.38 to $11.46	$14.31 to $18.75

Identified cost of investment	$19,442,543	$30,125,084	$16,150,967

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations

For the year ended December 31, 2014

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Government— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,357,855	$15,593	$1,242,662	$2,911,888	$630,718	$262,235	$—	$1,384,459
Mortality and expense risk charges	(917,995)	(2,225,424)	(1,286,556)	(1,157,345)	(1,274,369)	(314,290)	(1,107,563)	(614,822)
Administrative charges	(123,313)	(327,005)	(187,447)	(152,606)	(214,856)	(47,204)	(165,692)	(86,328)

Net investment income (loss)	316,547	(2,536,836)	(231,341)	1,601,937	(858,507)	(99,259)	(1,273,255)	683,309

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	14,446,749	137,036,875	15,106,071	14,295,629	15,080,520	4,717,395	16,229,919	10,788,605
Cost of investments sold	(13,917,852)	(137,031,574)	(12,017,922)	(11,552,859)	(10,329,965)	(5,092,703)	(12,568,511)	(10,940,670)

Net realized gain (loss) on investments	528,897	5,301	3,088,149	2,742,770	4,750,555	(375,308)	3,661,408	(152,065)
Realized gain distribution received	—	—	—	3,491,526	20,102,707	—	372,128	146,064
Change in unrealized appreciation (depreciation) on investments	2,090,526	(5,301)	9,303,707	(2,330,694)	(17,109,636)	(2,763,174)	(2,289,869)	745,716

Net gain (loss) on investments	2,619,423	—	12,391,856	3,903,602	7,743,626	(3,138,482)	1,743,667	739,715

Net increase (decrease) in net assets resulting from operations	$2,935,970	$(2,536,836)	$12,160,515	$5,505,539	$6,885,119	$(3,237,741)	$470,412	$1,423,024

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$15,968,394	$2,276,576	$4,646,925	$213,534	$3,230,239	$—	$42,530	$366,365
Mortality and expense risk charges	(3,823,033)	(2,203,918)	(1,039,373)	(440,870)	(3,011,121)	(572,061)	(34,678)	(991,942)
Administrative charges	(493,465)	(298,284)	(153,502)	(57,446)	(458,647)	(86,872)	(3,526)	(132,092)

Net investment income (loss)	11,651,896	(225,626)	3,454,050	(284,782)	(239,529)	(658,933)	4,326	(757,669)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	67,504,685	27,568,180	11,735,632	6,908,488	35,080,381	10,544,265	356,650	15,883,525
Cost of investments sold	(63,895,924)	(19,892,495)	(10,727,956)	(7,626,862)	(27,432,190)	(6,085,084)	(262,401)	(9,068,920)

Net realized gain (loss) on investments	3,608,761	7,675,685	1,007,676	(718,374)	7,648,191	4,459,181	94,249	6,814,605
Realized gain distribution received	—	—	3,315,600	—	3,962,661	4,660,834	102,304	10,193,491
Change in unrealized appreciation (depreciation) on investments	(13,388,739)	4,151,555	(2,642,451)	(247,978)	4,437,861	(4,771,120)	57,794	(7,426,862)

Net gain (loss) on investments	(9,779,978)	11,827,240	1,680,825	(966,352)	16,048,713	4,348,895	254,347	9,581,234

Net increase (decrease) in net assets resulting from operations	$1,871,918	$11,601,614	$5,134,875	$(1,251,134)	$15,809,184	$3,689,962	$258,673	$8,823,565

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Janus Aspen Global Research Portfolio—Institutional Shares

INVESTMENT INCOME (LOSS):
Dividend income	$2,994,868	$998,805	$90,261	$949,092	$—	$1,561,871	$1,983,371	$747,830
Mortality and expense risk charges	(2,680,948)	(951,118)	(402,384)	(3,424,701)	(187,404)	(2,182,396)	(960,649)	(885,016)
Administrative charges	(387,076)	(120,558)	(53,940)	(513,052)	(25,517)	(304,053)	(131,540)	(146,990)

Net investment income (loss)	(73,156)	(72,871)	(366,063)	(2,988,661)	(212,921)	(924,578)	891,182	(284,176)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	31,738,250	14,292,943	7,442,188	44,575,515	3,871,312	28,130,887	13,994,126	11,217,671
Cost of investments sold	(18,717,304)	(10,223,663)	(3,939,966)	(44,290,788)	(2,757,545)	(23,671,038)	(14,732,918)	(8,971,652)

Net realized gain (loss) on investments	13,020,946	4,069,280	3,502,222	284,727	1,113,767	4,459,849	(738,792)	2,246,019
Realized gain distribution received	—	3,353,153	2,122,330	—	794,379	3,276,866	995,932	—
Change in unrealized appreciation (depreciation) on investments	9,974,211	(3,110,419)	(3,894,169)	(43,985,390)	(1,038,693)	9,706,487	3,952,887	2,026,992

Net gain (loss) on investments	22,995,157	4,312,014	1,730,383	(43,700,663)	869,453	17,443,202	4,210,027	4,273,011

Net increase (decrease) in net assets resulting from operations	$22,922,001	$4,239,143	$1,364,320	$(46,689,324)	$656,532	$16,518,624	$5,101,209	$3,988,835

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MFS® Investors Trust Series— Initial Class	MFS® Research Series—Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Royce Micro-Cap Portfolio— Investment Class	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Common Stock— Service Class	MainStay VP Conservative Allocation— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$89,019	$95,822	$—	$—	$861,766	$2,474,918	$599,476	$8,009,704
Mortality and expense risk charges	(128,657)	(152,503)	(27,001)	(1,129,484)	(1,735,679)	(2,073,328)	(775,889)	(5,076,118)
Administrative charges	(18,038)	(21,667)	(2,987)	(176,988)	(247,316)	(269,797)	(107,238)	(588,217)

Net investment income (loss)	(57,676)	(78,348)	(29,988)	(1,306,472)	(1,121,229)	131,793	(283,651)	2,345,369

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,204,243	1,785,348	240,834	14,284,536	17,692,560	34,076,752	10,137,813	53,787,616
Cost of investments sold	(1,249,019)	(854,116)	(126,779)	(10,546,261)	(13,354,328)	(35,044,741)	(7,415,640)	(43,298,295)

Net realized gain (loss) on investments	955,224	931,232	114,055	3,738,275	4,338,232	(967,989)	2,722,173	10,489,321
Realized gain distribution received	727,580	869,501	785,342	6,034,461	8,487,586	—	—	22,665,774
Change in unrealized appreciation (depreciation) on investments	(764,738)	(757,886)	(759,390)	(12,821,197)	(1,486,810)	6,321,260	4,213,525	(27,378,490)

Net gain (loss) on investments	918,066	1,042,847	140,007	(3,048,461)	11,339,008	5,353,271	6,935,698	5,776,605

Net increase (decrease) in net assets resulting from operations	$860,390	$964,499	$110,019	$(4,354,933)	$10,217,779	$5,485,064	$6,652,047	$8,121,974

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP Convertible— Service Class	MainStay VP Cornerstone Growth— Service Class	MainStay VP Emerging Markets Equity— Service Class	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Government— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP High Yield Corporate Bond— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$5,627,666	$141,400	$783,439	$—	$8,818,373	$2,228,650	$1,788,656	$49,358,073
Mortality and expense risk charges	(2,875,227)	(499,087)	(1,281,125)	(490,379)	(3,498,746)	(1,159,535)	(2,036,315)	(13,007,291)
Administrative charges	(356,645)	(71,849)	(224,669)	(68,137)	(460,079)	(151,317)	(438,430)	(1,664,320)

Net investment income (loss)	2,395,794	(429,536)	(722,355)	(558,516)	4,859,548	917,798	(686,089)	34,686,462

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	33,155,011	6,939,671	14,623,231	8,890,029	66,236,413	22,060,861	17,787,385	133,781,746
Cost of investments sold	(25,029,480)	(5,006,103)	(15,886,725)	(6,979,249)	(64,437,361)	(22,975,904)	(13,645,405)	(105,460,957)

Net realized gain (loss) on investments	8,125,531	1,933,568	(1,263,494)	1,910,780	1,799,052	(915,043)	4,141,980	28,320,789
Realized gain distribution received	8,004,763	7,077,274	—	161,660	—	260,601	9,555,403	—
Change in unrealized appreciation (depreciation) on investments	(7,095,884)	(6,300,023)	(10,535,215)	(1,307,890)	(9,072,197)	1,909,581	(8,410,154)	(64,162,204)

Net gain (loss) on investments	9,034,410	2,710,819	(11,798,709)	764,550	(7,273,145)	1,255,139	5,287,229	(35,841,415)

Net increase (decrease) in net assets resulting from operations	$11,430,204	$2,281,283	$(12,521,064)	$206,034	$(2,413,597)	$2,172,937	$4,601,140	$(1,154,953)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP ICAP Select Equity— Service Class	MainStay VP Income Builder— Service Class	MainStay VP International Equity— Service Class	MainStay VP Janus Balanced— Service Class	MainStay VP Large Cap Growth— Service Class	MainStay VP Marketfield Portfolio— Service Class	MainStay VP MFS® Utilities— Service Class	MainStay VP Mid Cap Core— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$3,473,028	$4,932,931	$616,750	$2,415,687	$—	$—	$8,418,169	$678,283
Mortality and expense risk charges	(4,236,783)	(1,329,176)	(2,001,248)	(2,842,264)	(1,806,878)	(1,495,575)	(7,600,177)	(3,117,222)
Administrative charges	(580,733)	(154,161)	(319,616)	(432,653)	(243,982)	(278,001)	(1,088,815)	(418,138)

Net investment income (loss)	(1,344,488)	3,449,594	(1,704,114)	(859,230)	(2,050,860)	(1,773,576)	(270,823)	(2,857,077)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	51,607,193	13,953,899	22,438,164	26,300,266	22,549,219	42,901,107	67,597,939	43,377,627
Cost of investments sold	(30,458,262)	(10,432,897)	(26,987,971)	(20,544,678)	(11,841,429)	(44,267,475)	(50,264,218)	(24,174,210)

Net realized gain (loss) on investments	21,148,931	3,521,002	(4,549,807)	5,755,588	10,707,790	(1,366,368)	17,333,721	19,203,417
Realized gain distribution received	—	3,970,710	—	3,458,844	14,076,352	—	22,618,621	30,428,933
Change in unrealized appreciation (depreciation) on investments	(289,641)	(6,047,001)	242,176	4,263,833	(12,432,610)	(12,106,285)	11,427,615	(21,446,667)

Net gain (loss) on investments	20,859,290	1,444,711	(4,307,631)	13,478,265	12,351,532	(13,472,653)	51,379,957	28,185,683

Net increase (decrease) in net assets resulting from operations	$19,514,802	$4,894,305	$(6,011,745)	$12,619,035	$10,300,672	$(15,246,229)	$51,109,134	$25,328,606

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP S&P 500 Index— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP Unconstrained Bond— Service Class	MainStay VP U.S. Small Cap— Service Class

INVESTMENT INCOME (LOSS):
Dividend income	$8,105,711	$7,502,217	$616,553	$2,587,674	$1,958,430	$5,289,245	$99,620
Mortality and expense risk charges	(5,795,096)	(6,275,523)	(1,491,479)	(2,882,194)	(2,316,857)	(2,042,734)	(1,216,947)
Administrative charges	(855,029)	(1,399,384)	(227,511)	(400,194)	(301,961)	(430,781)	(166,090)

Net investment income (loss)	1,455,586	(172,690)	(1,102,437)	(694,714)	(660,388)	2,815,730	(1,283,417)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	49,723,774	44,127,054	30,762,380	33,231,707	30,652,755	14,462,807	19,324,863
Cost of investments sold	(39,929,062)	(34,122,886)	(32,450,383)	(22,115,834)	(22,076,209)	(14,465,338)	(10,728,668)

Net realized gain (loss) on investments	9,794,712	10,004,168	(1,688,003)	11,115,873	8,576,546	(2,531)	8,596,195
Realized gain distribution received	26,629,169	30,287,610	9,199,639	—	7,737,958	—	6,303,336
Change in unrealized appreciation (depreciation) on investments	(27,253,717)	(28,994,365)	(5,564,079)	11,275,078	(6,750,065)	(3,914,766)	(9,907,906)

Net gain (loss) on investments	9,170,164	11,297,413	1,947,557	22,390,951	9,564,439	(3,917,297)	4,991,625

Net increase (decrease) in net assets resulting from operations	$10,625,750	$11,124,723	$845,120	$21,696,237	$8,904,051	$(1,101,567)	$3,708,208

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	American Funds IS® New World Fund®— Class 4(a)	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund—Class III(a)	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Dreyfus IP Technology Growth Portfolio— Service Shares	Fidelity® VIP Contrafund® Portfolio— Service Class 2	Fidelity® VIP Equity-Income Portfolio— Service Class 2	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2(a)

INVESTMENT INCOME (LOSS):
Dividend income	$46,964	$3,012,949	$189,191	$237,318	$—	$2,589,476	$3,249,936	$—
Mortality and expense risk charges	(20,702)	(1,913,824)	(54,092)	(724,467)	(839,677)	(4,894,974)	(1,800,727)	(4,965)
Administrative charges	(3,237)	(410,462)	(4,928)	(97,175)	(123,330)	(807,607)	(221,161)	(615)

Net investment income (loss)	23,025	688,663	130,171	(584,324)	(963,007)	(3,113,105)	1,228,048	(5,580)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	359,412	17,323,761	3,348,496	10,315,799	13,429,379	51,252,223	23,942,454	163,739
Cost of investments sold	(404,424)	(15,421,399)	(3,388,567)	(7,999,530)	(8,325,457)	(40,821,769)	(23,910,664)	(156,522)

Net realized gain (loss) on investments	(45,012)	1,902,362	(40,071)	2,316,269	5,103,922	10,430,454	31,790	7,217
Realized gain distribution received	36,756	11,636,033	54,978	6,254,048	3,223,120	7,210,103	1,754,425	725
Change in unrealized appreciation (depreciation) on investments	(430,233)	(14,088,342)	(359,218)	(7,234,160)	(4,584,017)	17,902,866	5,170,079	52,955

Net gain (loss) on investments	(438,489)	(549,947)	(344,311)	1,336,157	3,743,025	35,543,423	6,956,294	60,897

Net increase (decrease) in net assets resulting from operations	$(415,464)	$138,716	$(214,140)	$751,833	$2,780,018	$32,430,318	$8,184,342	$55,317

(a)	For the period May 1, 2014 (Commencement of Investment Divisions) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	Fidelity® VIP Mid Cap Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund— Series II Shares(a)	Janus Aspen Global Research Portfolio—Service Shares	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class S

INVESTMENT INCOME (LOSS):
Dividend income	$36,108	$16,875	$36,975	$394,371	$103,061	$71,459	$—
Mortality and expense risk charges	(2,734,638)	(106,767)	(23,980)	(582,293)	(194,634)	(179,183)	(646,978)
Administrative charges	(393,282)	(12,024)	(4,206)	(74,479)	(28,990)	(29,984)	(79,149)

Net investment income (loss)	(3,091,812)	(101,916)	8,789	(262,401)	(120,563)	(137,708)	(726,127)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	32,937,851	2,696,896	233,672	6,982,514	2,698,239	2,707,938	9,163,854
Cost of investments sold	(27,340,973)	(2,472,414)	(237,975)	(4,723,714)	(1,752,650)	(1,637,664)	(6,402,894)

Net realized gain (loss) on investments	5,596,878	224,482	(4,303)	2,258,800	945,589	1,070,274	2,760,960
Realized gain distribution received	4,635,152	709,066	—	—	1,046,945	943,100	19,257,548
Change in unrealized appreciation (depreciation) on investments	1,031,888	(216,037)	(155,517)	190,845	(710,436)	(877,309)	(18,815,772)

Net gain (loss) on investments	11,263,918	717,511	(159,820)	2,449,645	1,282,098	1,136,065	3,202,736

Net increase (decrease) in net assets resulting from operations	$8,172,106	$615,595	$(151,031)	$2,187,244	$1,161,535	$998,357	$2,476,609

(a)	For the period May 1, 2014 (Commencement of Investment Divisions) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Operations (Continued)

For the year ended December 31, 2014

	PIMCO VIT Total Return Portfolio— Advisor Class(a)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class(a)	UIF U.S. Real Estate Portfolio— Class II	Victory VIF Diversified Stock Fund—Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$157,487	$84,747	$237,639	$206,874
Mortality and expense risk charges	(64,052)	(70,285)	(263,242)	(328,240)
Administrative charges	(10,420)	(10,697)	(39,466)	(59,311)

Net investment income (loss)	83,015	3,765	(65,069)	(180,677)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	938,528	920,109	4,633,657	5,944,588
Cost of investments sold	(936,560)	(894,161)	(4,242,375)	(3,629,701)

Net realized gain (loss) on investments	1,968	25,948	391,282	2,314,887
Realized gain distribution received	—	106,485	—	—
Change in unrealized appreciation (depreciation) on investments	(42,759)	347,765	3,656,819	(331,365)

Net gain (loss) on investments	(40,791)	480,198	4,048,101	1,983,522

Net increase (decrease) in net assets resulting from operations	$42,224	$483,963	$3,983,032	$1,802,845

(a)	For the period May 1, 2014 (Commencement of Investment Divisions) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Bond—Initial Class		MainStay VP Cash Management—Initial Class		MainStay VP Common Stock—Initial Class		MainStay VP Convertible—Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$316,547	$204,905	$(2,536,836)	$(3,044,875)	$(231,341)	$72,622	$1,601,937	$772,349
Net realized gain (loss) on investments	528,897	1,560,169	5,301	13,172	3,088,149	2,155,913	2,742,770	2,848,358
Realized gain distribution received	—	1,238,006	—	—	—	—	3,491,526	5,770,689
Change in unrealized appreciation/(depreciation) on investments	2,090,526	(5,986,200)	(5,301)	6,264	9,303,707	24,783,580	(2,330,694)	9,044,821

Net increase (decrease) in net assets resulting from operations	2,935,970	(2,983,120)	(2,536,836)	(3,025,439)	12,160,515	27,012,115	5,505,539	18,436,217

Contributions and (withdrawals):
Payments received from policyowners	777,449	783,894	21,953,658	26,117,248	815,565	807,838	1,075,034	934,642
Policyowners’ surrenders	(7,975,951)	(10,678,643)	(53,454,064)	(62,544,053)	(9,925,021)	(9,419,932)	(9,913,583)	(10,785,696)
Policyowners’ annuity and death benefits	(1,528,767)	(1,334,795)	(1,641,740)	(1,376,992)	(1,384,414)	(1,518,974)	(1,334,207)	(1,262,908)
Net transfers from (to) Fixed Account	(446,032)	(2,335,341)	(2,916,898)	(6,925,352)	(1,015,564)	(1,183,078)	(819,574)	(1,024,625)
Transfers between Investment Divisions	(1,387,541)	(7,154,278)	17,447,951	5,262,915	255,876	354,373	159,386	108,259

Net contributions and (withdrawals)	(10,560,842)	(20,719,163)	(18,611,093)	(39,466,234)	(11,253,558)	(10,959,773)	(10,832,944)	(12,030,328)

Increase (decrease) in net assets	(7,624,872)	(23,702,283)	(21,147,929)	(42,491,673)	906,957	16,052,342	(5,327,405)	6,405,889
NET ASSETS:
Beginning of period	73,255,357	96,957,640	173,689,810	216,181,483	101,031,989	84,979,647	90,369,545	83,963,656

End of period	$65,630,485	$73,255,357	$152,541,881	$173,689,810	$101,938,946	$101,031,989	$85,042,140	$90,369,545

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Cornerstone Growth—Initial Class		MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Eagle Small Cap Growth—Initial Class		MainStay VP Government—Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(858,507)	$(680,532)	$(99,259)	$(247,172)	$(1,273,255)	$(1,309,107)	$683,309	$927,550
Net realized gain (loss) on investments	4,750,555	4,293,670	(375,308)	(421,003)	3,661,408	2,676,587	(152,065)	209,568
Realized gain distribution received	20,102,707	—	—	—	372,128	—	146,064	99,156
Change in unrealized appreciation/(depreciation) on investments	(17,109,636)	17,274,809	(2,763,174)	(1,820,792)	(2,289,869)	21,036,797	745,716	(3,641,773)

Net increase (decrease) in net assets resulting from operations	6,885,119	20,887,947	(3,237,741)	(2,488,967)	470,412	22,404,277	1,423,024	(2,405,499)

Contributions and (withdrawals):
Payments received from policyowners	1,164,352	1,120,078	344,110	522,486	1,385,344	1,188,159	736,690	629,151
Policyowners’ surrenders	(10,025,370)	(9,560,768)	(2,787,111)	(3,349,346)	(9,453,744)	(9,238,763)	(6,231,202)	(8,514,082)
Policyowners’ annuity and death benefits	(1,407,227)	(1,415,240)	(123,861)	(474,262)	(655,519)	(861,775)	(573,113)	(1,134,805)
Net transfers from (to) Fixed Account	(814,471)	(1,704,361)	(46,225)	(538,651)	(613,619)	(842,987)	(273,409)	(810,432)
Transfers between Investment Divisions	(1,953,320)	(2,403,005)	(994,822)	(3,127,444)	(4,049,511)	(7,862,461)	(1,108,541)	(4,792,830)

Net contributions and (withdrawals)	(13,036,036)	(13,963,296)	(3,607,909)	(6,967,217)	(13,387,049)	(17,617,827)	(7,449,575)	(14,622,998)

Increase (decrease) in net assets	(6,150,917)	6,924,651	(6,845,650)	(9,456,184)	(12,916,637)	4,786,450	(6,026,551)	(17,028,497)
NET ASSETS:
Beginning of period	105,987,434	99,062,783	27,352,393	36,808,577	89,789,966	85,003,516	49,714,419	66,742,916

End of period	$99,836,517	$105,987,434	$20,506,743	$27,352,393	$76,873,329	$89,789,966	$43,687,868	$49,714,419

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity—Initial Class		MainStay VP Income Builder—Initial Class		MainStay VP International Equity—Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,651,896	$12,491,804	$(225,626)	$84,067	$3,454,050	$2,266,347	$(284,782)	$(138,085)
Net realized gain (loss) on investments	3,608,761	6,205,211	7,675,685	5,930,229	1,007,676	856,354	(718,374)	(2,378,443)
Realized gain distribution received	—	—	—	—	3,315,600	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(13,388,739)	(2,647,252)	4,151,555	36,406,507	(2,642,451)	9,093,559	(247,978)	7,191,201

Net increase (decrease) in net assets resulting from operations	1,871,918	16,049,763	11,601,614	42,420,803	5,134,875	12,216,260	(1,251,134)	4,674,673

Contributions and (withdrawals):
Payments received from policyowners	3,255,890	4,825,704	1,291,964	1,602,864	845,841	730,387	500,223	352,287
Policyowners’ surrenders	(33,446,466)	(37,847,201)	(18,263,964)	(19,015,176)	(8,561,446)	(8,313,523)	(4,661,906)	(4,321,956)
Policyowners’ annuity and death benefits	(5,947,102)	(5,270,503)	(1,533,465)	(2,594,782)	(1,294,861)	(2,005,992)	(213,529)	(413,146)
Net transfers from (to) Fixed Account	(4,186,697)	(4,347,917)	(1,182,576)	(2,145,284)	(733,078)	(402,299)	(414,198)	(1,006,806)
Transfers between Investment Divisions	(10,668,140)	(7,935,371)	(4,354,810)	(2,408,954)	2,571,819	1,780,958	(936,184)	(1,085,179)

Net contributions and (withdrawals)	(50,992,515)	(50,575,288)	(24,042,851)	(24,561,332)	(7,171,725)	(8,210,469)	(5,725,594)	(6,474,800)

Increase (decrease) in net assets	(49,120,597)	(34,525,525)	(12,441,237)	17,859,471	(2,036,850)	4,005,791	(6,976,728)	(1,800,127)
NET ASSETS:
Beginning of period	308,797,662	343,323,187	177,567,909	159,708,438	80,980,912	76,975,121	36,530,224	38,330,351

End of period	$259,677,065	$308,797,662	$165,126,672	$177,567,909	$78,944,062	$80,980,912	$29,553,496	$36,530,224

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth—Initial Class		MainStay VP MFS® Utilities—Initial Class		MainStay VP Mid Cap Core—Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(239,529)	$(224,870)	$(658,933)	$(512,949)	$4,326	$16,614	$(757,669)	$(332,260)
Net realized gain (loss) on investments	7,648,191	5,216,306	4,459,181	4,469,111	94,249	90,838	6,814,605	5,329,654
Realized gain distribution received	3,962,661	360,422	4,660,834	236,172	102,304	30,111	10,193,491	4,204,722
Change in unrealized appreciation/(depreciation) on investments	4,437,861	34,926,987	(4,771,120)	8,581,696	57,794	285,000	(7,426,862)	13,589,653

Net increase (decrease) in net assets resulting from operations	15,809,184	40,278,845	3,689,962	12,774,030	258,673	422,563	8,823,565	22,791,769

Contributions and (withdrawals):
Payments received from policyowners	2,029,074	2,265,202	449,834	531,188	—	—	868,372	706,729
Policyowners’ surrenders	(23,023,429)	(27,634,731)	(5,497,849)	(5,265,731)	(286,330)	(262,342)	(8,677,163)	(8,329,360)
Policyowners’ annuity and death benefits	(3,298,196)	(3,157,510)	(310,666)	(370,903)	(2,058)	(52,299)	(654,891)	(628,352)
Net transfers from (to) Fixed Account	(3,067,781)	(3,437,222)	(321,847)	(489,146)	2,202	(17,131)	(492,740)	(664,196)
Transfers between Investment Divisions	(3,111,757)	(3,422,872)	(1,712,528)	(473,423)	101,604	(175,956)	(845,649)	2,859,039

Net contributions and (withdrawals)	(30,472,089)	(35,387,133)	(7,393,056)	(6,068,015)	(184,582)	(507,728)	(9,802,071)	(6,056,140)

Increase (decrease) in net assets	(14,662,905)	4,891,712	(3,703,094)	6,706,015	74,091	(85,165)	(978,506)	16,735,629
NET ASSETS:
Beginning of period	241,186,880	236,295,168	47,325,345	40,619,330	2,433,107	2,518,272	75,924,071	59,188,442

End of period	$226,523,975	$241,186,880	$43,622,251	$47,325,345	$2,507,198	$2,433,107	$74,945,565	$75,924,071

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP S&P 500 Index—Initial Class		MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP U.S. Small Cap—Initial Class		MainStay VP Van Eck Global Hard Assets—Initial Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(73,156)	$211,064	$(72,871)	$(162,577)	$(366,063)	$(234,735)	$(2,988,661)	$(1,455,019)
Net realized gain (loss) on investments	13,020,946	10,089,271	4,069,280	2,307,365	3,502,222	2,739,754	284,727	(4,397,690)
Realized gain distribution received	—	—	3,353,153	578,446	2,122,330	—	—	—
Change in unrealized appreciation/(depreciation) on investments	9,974,211	42,111,008	(3,110,419)	15,307,360	(3,894,169)	6,526,097	(43,985,390)	28,268,496

Net increase (decrease) in net assets resulting from operations	22,922,001	52,411,343	4,239,143	18,030,594	1,364,320	9,031,116	(46,689,324)	22,415,787

Contributions and (withdrawals):
Payments received from policyowners	2,832,618	1,653,129	631,213	627,728	517,724	280,655	9,556,566	10,824,154
Policyowners’ surrenders	(21,023,884)	(20,998,462)	(9,753,095)	(8,320,285)	(3,659,594)	(4,397,235)	(27,642,219)	(26,855,223)
Policyowners’ annuity and death benefits	(2,545,833)	(3,361,256)	(913,905)	(581,894)	(294,467)	(320,534)	(1,790,735)	(1,236,270)
Net transfers from (to) Fixed Account	(2,434,889)	(2,866,554)	(500,806)	(1,080,754)	(124,587)	(398,587)	1,496,747	1,277,738
Transfers between Investment Divisions	(301,847)	(339,260)	(2,002,545)	1,695,622	(2,028,965)	3,207,924	(2,014,240)	(27,702,682)

Net contributions and (withdrawals)	(23,473,835)	(25,912,403)	(12,539,138)	(7,659,583)	(5,589,889)	(1,627,777)	(20,393,881)	(43,692,283)

Increase (decrease) in net assets	(551,834)	26,498,940	(8,299,995)	10,371,011	(4,225,569)	7,403,339	(67,083,205)	(21,276,496)
NET ASSETS:
Beginning of period	212,379,110	185,880,170	76,920,055	66,549,044	33,038,991	25,635,652	255,285,022	276,561,518

End of period	$211,827,276	$212,379,110	$68,620,060	$76,920,055	$28,813,422	$33,038,991	$188,201,817	$255,285,022

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Dreyfus IP Technology Growth Portfolio—Initial Shares		Fidelity® VIP Contrafund® Portfolio— Initial Class		Fidelity® VIP Equity-Income Portfolio—Initial Class		Janus Aspen Global Research Portfolio— Institutional Shares
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(212,921)	$(215,232)	$(924,578)	$(723,710)	$891,182	$704,736	$(284,176)	$(193,761)
Net realized gain (loss) on investments	1,113,767	1,408,647	4,459,849	(267,901)	(738,792)	(1,145,674)	2,246,019	757,208
Realized gain distribution received	794,379	—	3,276,866	45,790	995,932	4,814,279	—	—
Change in unrealized appreciation/(depreciation) on investments	(1,038,693)	2,499,338	9,706,487	43,548,719	3,952,887	12,841,833	2,026,992	15,737,741

Net increase (decrease) in net assets resulting from operations	656,532	3,692,753	16,518,624	42,602,898	5,101,209	17,215,174	3,988,835	16,301,188

Contributions and (withdrawals):
Payments received from policyowners	178,260	228,862	1,603,050	1,894,744	771,451	722,092	900,158	863,032
Policyowners’ surrenders	(1,483,582)	(2,802,979)	(19,603,721)	(18,410,537)	(9,073,799)	(8,419,501)	(7,837,131)	(6,931,585)
Policyowners’ annuity and death benefits	(94,436)	(269,402)	(1,653,764)	(2,020,175)	(1,052,102)	(1,382,273)	(752,261)	(868,452)
Net transfers from (to) Fixed Account	(49,704)	(29,148)	(2,029,517)	(2,457,874)	(507,707)	(1,016,477)	(252,093)	(1,008,957)
Transfers between Investment Divisions	(360,636)	(1,276,077)	(2,345,200)	(2,297,151)	(2,126,107)	1,957,736	(1,510,471)	(619,302)

Net contributions and (withdrawals)	(1,810,098)	(4,148,744)	(24,029,152)	(23,290,993)	(11,988,264)	(8,138,423)	(9,451,798)	(8,565,264)

Increase (decrease) in net assets	(1,153,566)	(455,991)	(7,510,528)	19,311,905	(6,887,055)	9,076,751	(5,462,963)	7,735,924
NET ASSETS:
Beginning of period	14,527,161	14,983,152	175,388,005	156,076,100	77,264,802	68,188,051	73,138,444	65,402,520

End of period	$13,373,595	$14,527,161	$167,877,477	$175,388,005	$70,377,747	$77,264,802	$67,675,481	$73,138,444

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MFS® Investors Trust Series—Initial Class		MFS® Research Series—Initial Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class I		Royce Micro-Cap Portfolio—Investment Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(57,676)	$(41,372)	$(78,348)	$(133,531)	$(29,988)	$(31,637)	$(1,306,472)	$(918,221)
Net realized gain (loss) on investments	955,224	760,247	931,232	1,117,179	114,055	256,834	3,738,275	4,084,999
Realized gain distribution received	727,580	—	869,501	28,000	785,342	—	6,034,461	2,196,398
Change in unrealized appreciation/(depreciation) on investments	(764,738)	1,895,333	(757,886)	2,023,934	(759,390)	320,204	(12,821,197)	8,914,126

Net increase (decrease) in net assets resulting from operations	860,390	2,614,208	964,499	3,035,582	110,019	545,401	(4,354,933)	14,277,302

Contributions and (withdrawals):
Payments received from policyowners	79,826	68,146	108,354	92,417	—	—	4,257,795	5,268,494
Policyowners’ surrenders	(1,100,815)	(1,492,304)	(1,266,578)	(1,183,520)	(104,419)	(324,764)	(8,528,427)	(8,061,342)
Policyowners’ annuity and death benefits	(402,683)	(167,200)	(87,860)	(201,960)	(44,650)	(62,345)	(542,088)	(309,413)
Net transfers from (to) Fixed Account	(163,653)	(8,861)	(59,688)	(145,458)	2,854	473	1,133,658	1,681,270
Transfers between Investment Divisions	(226,700)	343,343	(95,334)	(339,656)	(54,456)	(306,982)	(2,464,324)	(5,195,327)

Net contributions and (withdrawals)	(1,814,025)	(1,256,876)	(1,401,106)	(1,778,177)	(200,671)	(693,618)	(6,143,386)	(6,616,318)

Increase (decrease) in net assets	(953,635)	1,357,332	(436,607)	1,257,405	(90,652)	(148,217)	(10,498,319)	7,660,984
NET ASSETS:
Beginning of period	10,550,521	9,193,189	12,089,875	10,832,470	2,038,739	2,186,956	86,271,374	78,610,390

End of period	$9,596,886	$10,550,521	$11,653,268	$12,089,875	$1,948,087	$2,038,739	$75,773,055	$86,271,374

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Balanced—Service Class		MainStay VP Bond—Service Class		MainStay VP Common Stock— Service Class		MainStay VP Conservative Allocation— Service Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,121,229)	$(674,098)	$131,793	$(222,585)	$(283,651)	$(92,596)	$2,345,369	$2,356,670
Net realized gain (loss) on investments	4,338,232	2,506,656	(967,989)	228,281	2,722,173	(629,543)	10,489,321	9,875,886
Realized gain distribution received	8,487,586	—	—	2,600,441	—	—	22,665,774	8,572,871
Change in unrealized appreciation/(depreciation) on investments	(1,486,810)	15,832,688	6,321,260	(9,553,989)	4,213,525	12,861,002	(27,378,490)	12,429,582

Net increase (decrease) in net assets resulting from operations	10,217,779	17,665,246	5,485,064	(6,947,852)	6,652,047	12,138,863	8,121,974	33,235,009

Contributions and (withdrawals):
Payments received from policyowners	7,698,456	7,178,132	8,168,483	10,617,010	3,792,668	2,371,855	25,366,607	24,580,092
Policyowners’ surrenders	(13,857,855)	(10,768,816)	(19,459,497)	(24,713,563)	(5,912,748)	(5,376,196)	(40,763,302)	(36,430,852)
Policyowners’ annuity and death benefits	(1,336,553)	(847,854)	(1,065,214)	(1,317,106)	(425,317)	(266,974)	(3,451,396)	(4,602,320)
Net transfers from (to) Fixed Account	1,762,447	1,635,798	1,492,700	2,243,878	628,603	45,254	6,816,539	6,584,004
Transfers between Investment Divisions	9,282,216	10,939,771	(4,021,855)	(30,168,330)	10,493,489	2,699,651	10,115,173	21,204,645

Net contributions and (withdrawals)	3,548,711	8,137,031	(14,885,383)	(43,338,111)	8,576,695	(526,410)	(1,916,379)	11,335,569

Increase (decrease) in net assets	13,766,490	25,802,277	(9,400,319)	(50,285,963)	15,228,742	11,612,453	6,205,595	44,570,578
NET ASSETS:
Beginning of period	113,357,951	87,555,674	148,906,032	199,191,995	48,670,103	37,057,650	341,756,918	297,186,340

End of period	$127,124,441	$113,357,951	$139,505,713	$148,906,032	$63,898,845	$48,670,103	$347,962,513	$341,756,918

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Convertible—Service Class		MainStay VP Cornerstone Growth—Service Class		MainStay VP Emerging Markets Equity—Service Class		MainStay VP Eagle Small Cap Growth— Service Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,395,794	$1,067,347	$(429,536)	$(359,278)	$(722,355)	$(1,144,208)	$(558,516)	$(556,947)
Net realized gain (loss) on investments	8,125,531	4,784,059	1,933,568	1,969,326	(1,263,494)	(962,924)	1,910,780	1,108,246
Realized gain distribution received	8,004,763	12,089,360	7,077,274	—	—	—	161,660	—
Change in unrealized appreciation/(depreciation) on investments	(7,095,884)	18,418,879	(6,300,023)	5,362,655	(10,535,215)	(5,617,542)	(1,307,890)	7,804,823

Net increase (decrease) in net assets resulting from operations	11,430,204	36,359,645	2,281,283	6,972,703	(12,521,064)	(7,724,674)	206,034	8,356,122

Contributions and (withdrawals):
Payments received from policyowners	11,005,320	10,204,862	1,551,046	1,983,766	5,012,470	5,603,303	2,068,360	1,549,410
Policyowners’ surrenders	(22,204,647)	(19,347,758)	(4,063,747)	(4,705,201)	(9,631,914)	(9,159,323)	(4,354,143)	(4,363,533)
Policyowners’ annuity and death benefits	(2,393,357)	(996,713)	(266,320)	(166,728)	(533,003)	(439,461)	(170,199)	(205,630)
Net transfers from (to) Fixed Account	3,114,554	3,115,902	50,713	8,386	1,634,605	1,838,906	363,474	197,905
Transfers between Investment Divisions	(271,421)	3,459,166	(1,053,819)	(871,134)	(930,916)	(3,840,043)	309,024	1,232,695

Net contributions and (withdrawals)	(10,749,551)	(3,564,541)	(3,782,127)	(3,750,911)	(4,448,758)	(5,996,618)	(1,783,484)	(1,589,153)

Increase (decrease) in net assets	680,653	32,795,104	(1,500,844)	3,221,792	(16,969,822)	(13,721,292)	(1,577,450)	6,766,969
NET ASSETS:
Beginning of period	193,640,228	160,845,124	36,537,944	33,316,152	95,712,487	109,433,779	36,744,193	29,977,224

End of period	$194,320,881	$193,640,228	$35,037,100	$36,537,944	$78,742,665	$95,712,487	$35,166,743	$36,744,193

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Floating Rate— Service Class		MainStay VP Government— Service Class		MainStay VP Growth Allocation— Service Class		MainStay VP High Yield Corporate Bond—Service Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,859,548	$5,367,912	$917,798	$1,199,862	$(686,089)	$(904,418)	$34,686,462	$33,364,617
Net realized gain (loss) on investments	1,799,052	3,558,586	(915,043)	(527,562)	4,141,980	995,697	28,320,789	8,350,175
Realized gain distribution received	—	—	260,601	172,226	9,555,403	5,208,912	—	—
Change in unrealized appreciation/(depreciation) on investments	(9,072,197)	(3,208,384)	1,909,581	(5,512,919)	(8,410,154)	21,968,552	(64,162,204)	(2,097,555)

Net increase (decrease) in net assets resulting from operations	(2,413,597)	5,718,114	2,172,937	(4,668,393)	4,601,140	27,268,743	(1,154,953)	39,617,237

Contributions and (withdrawals):
Payments received from policyowners	25,493,869	27,352,490	3,532,124	5,087,336	23,773,928	12,297,012	76,120,093	84,467,037
Policyowners’ surrenders	(33,242,886)	(32,167,823)	(11,163,531)	(14,934,622)	(11,237,666)	(7,928,029)	(101,671,706)	(98,684,131)
Policyowners’ annuity and death benefits	(2,630,653)	(2,182,390)	(1,035,808)	(1,053,823)	(340,906)	(129,173)	(7,894,643)	(6,462,509)
Net transfers from (to) Fixed Account	8,374,985	7,635,310	(107,371)	(181,865)	10,472,210	4,235,699	23,175,890	27,940,485
Transfers between Investment Divisions	(16,198,668)	20,645,905	(1,311,899)	(16,957,453)	7,205,207	4,435,043	(29,586,882)	(49,908,409)

Net contributions and (withdrawals)	(18,203,353)	21,283,492	(10,086,485)	(28,040,427)	29,872,773	12,910,552	(39,857,248)	(42,647,527)

Increase (decrease) in net assets	(20,616,950)	27,001,606	(7,913,548)	(32,708,820)	34,473,913	40,179,295	(41,012,201)	(3,030,290)
NET ASSETS:
Beginning of period	245,378,800	218,377,194	85,344,996	118,053,816	132,909,220	92,729,925	870,032,068	873,062,358

End of period	$224,761,850	$245,378,800	$77,431,448	$85,344,996	$167,383,133	$132,909,220	$829,019,867	$870,032,068

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP ICAP Select Equity—Service Class		MainStay VP Income Builder— Service Class		MainStay VP International Equity— Service Class		MainStay VP Janus Balanced—Service Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,344,488)	$(741,169)	$3,449,594	$1,971,021	$(1,704,114)	$(983,499)	$(859,230)	$(629,237)
Net realized gain (loss) on investments	21,148,931	9,559,508	3,521,002	461,025	(4,549,807)	(9,234,192)	5,755,588	2,928,144
Realized gain distribution received	—	—	3,970,710	—	—	—	3,458,844	281,465
Change in unrealized appreciation/(depreciation) on investments	(289,641)	60,402,274	(6,047,001)	7,356,381	242,176	27,246,242	4,263,833	26,492,613

Net increase (decrease) in net assets resulting from operations	19,514,802	69,220,613	4,894,305	9,788,427	(6,011,745)	17,028,551	12,619,035	29,072,985

Contributions and (withdrawals):
Payments received from policyowners	13,825,669	14,264,734	11,149,780	8,463,466	6,832,447	7,795,113	12,219,940	11,529,987
Policyowners’ surrenders	(33,813,303)	(33,758,381)	(9,081,830)	(7,834,570)	(16,353,562)	(15,467,356)	(20,338,482)	(17,869,674)
Policyowners’ annuity and death benefits	(2,349,051)	(1,627,319)	(1,614,783)	(608,628)	(688,093)	(618,580)	(1,025,532)	(1,403,070)
Net transfers from (to) Fixed Account	3,492,367	3,427,845	4,605,976	4,761,884	2,730,445	3,143,567	5,284,223	5,852,444
Transfers between Investment Divisions	(11,036,676)	(5,877,378)	13,815,376	9,316,784	(1,426,257)	(1,724,935)	67,568	4,174,922

Net contributions and (withdrawals)	(29,880,994)	(23,570,499)	18,874,519	14,098,936	(8,905,020)	(6,872,191)	(3,792,283)	2,284,609

Increase (decrease) in net assets	(10,366,192)	45,650,114	23,768,824	23,887,363	(14,916,765)	10,156,360	8,826,752	31,357,594
NET ASSETS:
Beginning of period	304,614,829	258,964,715	77,622,427	53,735,064	144,942,043	134,785,683	192,129,977	160,772,383

End of period	$294,248,637	$304,614,829	$101,391,251	$77,622,427	$130,025,278	$144,942,043	$200,956,729	$192,129,977

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Large Cap Growth— Service Class		MainStay VP Marketfield Portfolio—Service Class		MainStay VP MFS® Utilities—Service Class		MainStay VP Mid Cap Core—Service Class
	2014	2013	2014	2013(a)	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,050,860)	$(1,607,042)	$(1,773,576)	$(415,975)	$(270,823)	$2,500,448	$(2,857,077)	$(1,483,548)
Net realized gain (loss) on investments	10,707,790	6,533,268	(1,366,368)	99,162	17,333,721	9,000,684	19,203,417	11,198,568
Realized gain distribution received	14,076,352	620,912	—	—	22,618,621	5,919,441	30,428,933	12,045,462
Change in unrealized appreciation/(depreciation) on investments	(12,432,610)	25,694,263	(12,106,285)	3,212,890	11,427,615	56,833,409	(21,446,667)	41,295,622

Net increase (decrease) in net assets resulting from operations	10,300,672	31,241,401	(15,246,229)	2,896,077	51,109,134	74,253,982	25,328,606	63,056,104

Contributions and (withdrawals):
Payments received from policyowners	10,196,179	8,947,738	23,080,498	13,791,560	37,697,910	31,003,118	10,708,731	9,202,260
Policyowners’ surrenders	(12,064,980)	(10,483,222)	(9,517,785)	(2,057,001)	(56,893,234)	(46,743,514)	(26,913,673)	(24,972,434)
Policyowners’ annuity and death benefits	(1,247,118)	(505,425)	(559,059)	(134,028)	(6,061,500)	(2,897,901)	(1,996,683)	(1,008,216)
Net transfers from (to) Fixed Account	3,379,940	3,247,887	16,519,809	6,700,751	10,884,809	9,803,024	2,803,391	2,051,733
Transfers between Investment Divisions	(4,453,236)	(2,083,459)	(17,580,039)	69,566,630	16,862,603	14,645,701	(5,564,105)	6,649,737

Net contributions and (withdrawals)	(4,189,215)	(876,481)	11,943,424	87,867,912	2,490,588	5,810,428	(20,962,339)	(8,076,920)

Increase (decrease) in net assets	6,111,457	30,364,920	(3,302,805)	90,763,989	53,599,722	80,064,410	4,366,267	54,979,184
NET ASSETS:
Beginning of period	123,199,855	92,834,935	90,763,989	—	489,479,676	409,415,266	218,656,185	163,677,001

End of period	$129,311,312	$123,199,855	$87,461,184	$90,763,989	$543,079,398	$489,479,676	$223,022,452	$218,656,185

(a)	For the period May 1, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Moderate Allocation— Service Class		MainStay VP Moderate Growth Allocation— Service Class		MainStay VP PIMCO Real Return— Service Class		MainStay VP S&P 500 Index— Service Class
	2014	2013	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,455,586	$679,132	$(172,690)	$(1,940,430)	$(1,102,437)	$(1,040,972)	$(694,714)	$(385,249)
Net realized gain (loss) on investments	9,794,712	6,897,100	10,004,168	4,040,804	(1,688,003)	(473,483)	11,115,873	8,505,034
Realized gain distribution received	26,629,169	12,212,763	30,287,610	10,936,172	9,199,639	836,149	—	—
Change in unrealized appreciation/(depreciation) on investments	(27,253,717)	37,769,341	(28,994,365)	61,761,239	(5,564,079)	(16,247,775)	11,275,078	38,329,558

Net increase (decrease) in net assets resulting from operations	10,625,750	57,558,336	11,124,723	74,797,785	845,120	(16,926,081)	21,696,237	46,449,343

Contributions and (withdrawals):
Payments received from policyowners	30,224,353	26,455,084	43,399,147	37,873,563	6,797,641	13,169,988	14,425,591	9,742,900
Policyowners’ surrenders	(38,282,468)	(35,092,471)	(36,904,279)	(26,823,435)	(13,125,860)	(18,256,442)	(22,976,011)	(21,009,414)
Policyowners’ annuity and death benefits	(4,279,281)	(1,549,803)	(4,110,743)	(2,771,887)	(894,484)	(953,690)	(1,254,123)	(923,072)
Net transfers from (to) Fixed Account	5,750,765	6,697,338	21,205,511	20,603,635	2,916,078	9,475,389	2,911,572	2,617,527
Transfers between Investment Divisions	9,233,901	11,054,200	7,205,842	11,769,748	(8,804,237)	(48,131,863)	2,867,985	(1,323,256)

Net contributions and (withdrawals)	2,647,270	7,564,348	30,795,478	40,651,624	(13,110,862)	(44,696,618)	(4,024,986)	(10,895,315)

Increase (decrease) in net assets	13,273,020	65,122,684	41,920,201	115,449,409	(12,265,742)	(61,622,699)	17,671,251	35,554,028
NET ASSETS:
Beginning of period	398,743,456	333,620,772	417,003,942	301,554,533	107,937,802	169,560,501	197,513,930	161,959,902

End of period	$412,016,476	$398,743,456	$458,924,143	$417,003,942	$95,672,060	$107,937,802	$215,185,181	$197,513,930

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP T. Rowe Price Equity Income—Service Class		MainStay VP Unconstrained Bond—Service Class		MainStay VP U.S. Small Cap—Service Class		American Funds IS® New World Fund®—Class 4
	2014	2013	2014	2013	2014	2013	2014(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(660,388)	$(834,173)	$2,815,730	$2,533,959	$(1,283,417)	$(855,410)	$23,025
Net realized gain (loss) on investments	8,576,546	6,043,807	(2,531)	1,094,882	8,596,195	6,580,872	(45,012)
Realized gain distribution received	7,737,958	1,241,112	—	1,903	6,303,336	—	36,756
Change in unrealized appreciation/(depreciation) on investments	(6,750,065)	31,559,824	(3,914,766)	(1,751,981)	(9,907,906)	18,148,514	(430,233)

Net increase (decrease) in net assets resulting from operations	8,904,051	38,010,570	(1,101,567)	1,878,763	3,708,208	23,873,976	(415,464)

Contributions and (withdrawals):
Payments received from policyowners	7,175,661	7,511,937	34,547,555	24,906,000	5,661,715	4,512,419	2,340,907
Policyowners’ surrenders	(21,144,838)	(22,639,615)	(12,889,660)	(7,730,703)	(9,823,001)	(10,700,116)	(99,607)
Policyowners’ annuity and death benefits	(1,995,902)	(905,898)	(939,454)	(426,059)	(557,149)	(253,166)	(6,576)
Net transfers from (to) Fixed Account	1,800,534	1,859,482	23,025,480	17,763,011	653,742	922,979	729,542
Transfers between Investment Divisions	(3,719,961)	847,438	17,684,801	11,430,840	(5,537,821)	4,488,305	2,434,976

Net contributions and (withdrawals)	(17,884,506)	(13,326,656)	61,428,722	45,943,089	(9,602,514)	(1,029,579)	5,399,242

Increase (decrease) in net assets	(8,980,455)	24,683,914	60,327,155	47,821,852	(5,894,306)	22,844,397	4,983,778
NET ASSETS:
Beginning of period	166,435,866	141,751,952	108,775,472	60,953,620	90,809,090	67,964,693	—

End of period	$157,455,411	$166,435,866	$169,102,627	$108,775,472	$84,914,784	$90,809,090	$4,983,778

(a)	For the period May 1, 2014 (Commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	BlackRock® Global Allocation V.I. Fund—Class III		BlackRock® High Yield V.I. Fund— Class III	Columbia Variable Portfolio—Small Cap Value Fund— Class 2		Dreyfus IP Technology Growth Portfolio— Service Shares
	2014	2013	2014(a)	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$688,663	$(586,604)	$130,171	$(584,324)	$(288,755)	$(963,007)	$(860,427)
Net realized gain (loss) on investments	1,902,362	1,020,119	(40,071)	2,316,269	1,043,932	5,103,922	4,981,036
Realized gain distribution received	11,636,033	4,886,892	54,978	6,254,048	—	3,223,120	—
Change in unrealized appreciation/(depreciation) on investments	(14,088,342)	6,645,660	(359,218)	(7,234,160)	12,053,637	(4,584,017)	9,783,529

Net increase (decrease) in net assets resulting from operations	138,716	11,966,067	(214,140)	751,833	12,808,814	2,780,018	13,904,138

Contributions and (withdrawals):
Payments received from policyowners	13,416,884	19,023,742	3,363,023	2,913,090	2,920,097	4,088,468	3,432,397
Policyowners’ surrenders	(11,013,942)	(8,975,606)	(416,316)	(5,834,528)	(5,000,721)	(6,788,067)	(6,183,827)
Policyowners’ annuity and death benefits	(767,276)	(733,998)	(136,355)	(239,097)	(314,594)	(176,647)	(128,094)
Net transfers from (to) Fixed Account	9,001,759	14,395,042	1,120,358	664,418	857,604	1,347,630	1,350,969
Transfers between Investment Divisions	(503,197)	10,394,251	7,030,822	(728,844)	549,813	(1,335,318)	(4,011,374)

Net contributions and (withdrawals)	10,134,228	34,103,431	10,961,532	(3,224,961)	(987,801)	(2,863,934)	(5,539,929)

Increase (decrease) in net assets	10,272,944	46,069,498	10,747,392	(2,473,128)	11,821,013	(83,916)	8,364,209
NET ASSETS:
Beginning of period	123,710,028	77,640,530	—	52,924,087	41,103,074	58,164,034	49,799,825

End of period	$133,982,972	$123,710,028	$10,747,392	$50,450,959	$52,924,087	$58,080,118	$58,164,034

(a)	For the period May 1, 2014 (Commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Fidelity® VIP Contrafund® Portfolio—Service Class 2		Fidelity® VIP Equity-Income Portfolio—Service Class 2		Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2
	2014	2013	2014	2013	2014(a)	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,113,105)	$(2,376,922)	$1,228,048	$780,485	$(5,580)	$(3,091,812)	$(2,479,126)
Net realized gain (loss) on investments	10,430,454	(1,658,568)	31,790	(2,874,908)	7,217	5,596,878	2,932,702
Realized gain distribution received	7,210,103	88,230	1,754,425	8,072,672	725	4,635,152	23,980,493
Change in unrealized appreciation/(depreciation) on investments	17,902,866	79,237,010	5,170,079	21,273,837	52,955	1,031,888	29,206,988

Net increase (decrease) in net assets resulting from operations	32,430,318	75,289,750	8,184,342	27,252,086	55,317	8,172,106	53,641,057

Contributions and (withdrawals):
Payments received from policyowners	31,253,173	20,957,836	6,178,238	6,022,222	287,968	8,073,641	7,483,728
Policyowners’ surrenders	(38,599,095)	(32,474,707)	(14,797,191)	(16,294,236)	(21,373)	(21,348,347)	(20,312,347)
Policyowners’ annuity and death benefits	(2,729,109)	(1,455,640)	(1,135,297)	(889,797)	(7,291)	(782,433)	(955,159)
Net transfers from (to) Fixed Account	13,597,399	8,911,419	703,879	653,609	109,936	1,288,604	1,085,137
Transfers between Investment Divisions	(6,525,079)	(2,962,490)	(2,364,975)	2,201,496	822,547	(6,910,388)	(5,660,879)

Net contributions and (withdrawals)	(3,002,711)	(7,023,582)	(11,415,346)	(8,306,706)	1,191,787	(19,678,923)	(18,359,520)

Increase (decrease) in net assets	29,427,607	68,266,168	(3,231,004)	18,945,380	1,247,104	(11,506,817)	35,281,537
NET ASSETS:
Beginning of period	333,409,208	265,143,040	127,209,560	108,264,180	—	202,380,780	167,099,243

End of period	$362,836,815	$333,409,208	$123,978,556	$127,209,560	$1,247,104	$190,873,963	$202,380,780

(a)	For the period May 1, 2014 (Commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Invesco V.I American Value Fund—Series II		Invesco V.I. International Growth Fund—Series II Shares	Janus Aspen Global Research Portfolio—Service Shares		MFS® Investors Trust Series— Service Class		MFS® Research Series— Service Class
	2014	2013(a)	2014(b)	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(101,916)	$(5,991)	$8,789	$(262,401)	$(192,637)	$(120,563)	$(67,313)	$(137,708)	$(149,979)
Net realized gain (loss) on investments	224,482	20,391	(4,303)	2,258,800	590,355	945,589	751,323	1,070,274	1,123,575
Realized gain distribution received	709,066	—	—	—	—	1,046,945	—	943,100	26,997
Change in unrealized appreciation/(depreciation) on investments	(216,037)	229,728	(155,517)	190,845	7,960,240	(710,436)	2,009,653	(877,309)	1,778,237

Net increase (decrease) in net assets resulting from operations	615,595	244,128	(151,031)	2,187,244	8,357,958	1,161,535	2,693,663	998,357	2,778,830

Contributions and (withdrawals):
Payments received from policyowners	2,205,538	521,391	3,049,542	2,283,686	3,061,418	2,257,889	743,756	1,132,289	895,197
Policyowners’ surrenders	(783,235)	(79,738)	(167,136)	(4,473,333)	(4,080,947)	(1,374,186)	(1,301,793)	(1,196,323)	(1,458,424)
Policyowners’ annuity and death benefits	(50,401)	—	(255)	(130,341)	(133,782)	(145,404)	(43,790)	(35,252)	(218,356)
Net transfers from (to) Fixed Account	683,152	101,374	880,734	604,298	1,089,912	658,920	257,364	374,199	512,415
Transfers between Investment Divisions	4,638,180	2,820,191	3,597,254	(758,260)	947,479	220,092	1,879,450	(468,358)	498,625

Net contributions and (withdrawals)	6,693,234	3,363,218	7,360,139	(2,473,950)	884,080	1,617,311	1,534,987	(193,445)	229,457

Increase (decrease) in net assets	7,308,829	3,607,346	7,209,108	(286,706)	9,242,038	2,778,846	4,228,650	804,912	3,008,287
NET ASSETS:
Beginning of period	3,607,346	—	—	40,906,277	31,664,239	12,570,006	8,341,356	12,082,074	9,073,787

End of period	$10,916,175	$3,607,346	$7,209,108	$40,619,571	$40,906,277	$15,348,852	$12,570,006	$12,886,986	$12,082,074

(a)	For the period May 1, 2013 (Commencement of Investment Division) through December 31, 2013
(b)	For the period May 1, 2014 (Commencement of Investment Division) through December 31, 2014

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S		PIMCO VIT Total Return Portfolio— Advisor Class	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Advisor Class	UIF U.S. Real Estate Portfolio— Class II		Victory VIF Diversified Stock Fund— Class A Shares
	2014	2013	2014(b)	2014(b)	2014	2013(a)	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(726,127)	$(663,549)	$83,015	$3,765	$(65,069)	$(17,646)	$(180,677)	$(201,465)
Net realized gain (loss) on investments	2,760,960	3,152,775	1,968	25,948	391,282	(97,042)	2,314,887	807,526
Realized gain distribution received	19,257,548	—	—	106,485	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(18,815,772)	8,206,273	(42,759)	347,765	3,656,819	(190,286)	(331,365)	4,723,224

Net increase (decrease) in net assets resulting from operations	2,476,609	10,695,499	42,224	483,963	3,983,032	(304,974)	1,802,845	5,329,285

Contributions and (withdrawals):
Payments received from policyowners	4,736,952	3,413,389	8,595,020	8,449,457	2,989,049	1,124,562	990,873	579,454
Policyowners’ surrenders	(4,698,189)	(4,464,794)	(411,484)	(498,197)	(1,529,650)	(317,111)	(2,917,919)	(2,176,006)
Policyowners’ annuity and death benefits	(242,858)	(441,926)	(337)	(4,124)	(132,400)	(14,442)	(141,166)	(35,503)
Net transfers from (to) Fixed Account	1,049,428	1,455,775	2,601,733	2,557,171	1,435,970	682,182	197,438	232,885
Transfers between Investment Divisions	(1,593,648)	(1,032,120)	4,878,584	9,166,203	21,672,019	4,178,811	(801,600)	3,895,557

Net contributions and (withdrawals)	(748,315)	(1,069,676)	15,663,516	19,670,510	24,434,988	5,654,002	(2,672,374)	2,496,387

Increase (decrease) in net assets	1,728,294	9,625,823	15,705,740	20,154,473	28,418,020	5,349,028	(869,529)	7,825,672
NET ASSETS:
Beginning of period	45,532,267	35,906,444	—	—	5,349,028	—	24,027,817	16,202,145

End of period	$47,260,561	$45,532,267	$15,705,740	$20,154,473	$33,767,048	$5,349,028	$23,158,288	$24,027,817

(a)	For the period May 1, 2013 (Commencement of Investment Division) through December 31, 2013
(b)	For the period May 1, 2014 (Commencement of Investment Division) through December 31, 2014

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Variable Annuity Separate Account-III (the “Separate Account”) was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Variable Annuity, New York Life Flexible Premium Variable Annuity, New York Life Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II), Series II policies (New York Life Access Variable Annuity), Series III policies (New York Life Premium Plus Variable Annuity), Series IV policies (New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity), Series V policies (New York Life Select Variable Annuity), Series VI policies (New York Life Premium Plus II Variable Annuity), Series VII policies (New York Life Complete Access Variable Annuity), Series VIII policies (New York Life Premier Variable Annuity), Series IX policies (New York Life Premier Plus Variable Annuity) and Series X policies (New York Life Income Plus Variable Annuity). Effective December 4, 2006, sales of the New York Life Variable Annuity and New York Life Plus Variable Annuity were discontinued. Sales of the Series II policies formerly known as MainStay Access Variable Annuity were discontinued effective October 14, 2002. Effective January 1, 2009, sales of all Series III, IV, V and VI policies formerly known as MainStay Variable Annuities were discontinued. Effective July 27, 2009, sales of Series V policies known as New York Life Select Variable Annuity were discontinued. Effective August 16, 2010, sales of all the remaining Series II, Series III, Series IV and Series VI policies were discontinued. Effective July 16, 2012 sales of the New York Life Flexible Premium Variable Annuity were discontinued.

NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.

The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series®, the BlackRock Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS® Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Plan Accounts represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the Dollar Cost Averaging Advantage Plan Accounts may be charged with liabilities arising out of other business NYLIAC may conduct.

The MainStay VP Cash Management—Initial Class, MainStay VP Van Eck Global Hard Assets—Initial Class and the Royce Micro-Cap Portfolio—Investment Class offer one class of shares under this Separate Account which are presented within the initial class section. The MainStay VP Balanced—Service Class, MainStay VP Conservative Allocation—Service Class, MainStay VP Floating Rate—Service Class, MainStay VP Growth Allocation—Service Class, MainStay VP Marketfield—Service Class, MainStay VP Moderate Allocation—Service Class, MainStay VP Moderate Growth Allocation—Service Class, MainStay VP PIMCO Real Return Portfolio—Service Class , MainStay VP Unconstrained Bond—Service Class, American Funds IS® New World Fund®—Class 4, BlackRock® Global Allocation V.I. Fund—Class III, BlackRock® High Yield V.I. Fund—Class III, Columbia Variable Portfolio—Small Cap Value Fund—Class 2, Fidelity® VIP Contrafund® Portfolio—Service Class 2, Fidelity® VIP Equity-Income Portfolio—Service Class 2, Fidelity® VIP Growth Opportunities Portfolio—Service Class 2, Fidelity® VIP Mid Cap—Service Class 2, Invesco V.I. American Value Fund—Series II Shares, Invesco V.I. International Growth Fund—Series II Shares, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class, PIMCO VIT Total Return Portfolio—Advisor Class, UIF U.S. Real Estate Portfolio—Class II and Victory VIF Diversified Stock—Class A Shares offer one class of shares under this Separate Account which are presented within the service class section.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

The following Investment Divisions, with their respective Fund portfolios, are available in this Separate Account:

MainStay VP Bond—Initial Class

MainStay VP Cash Management—Initial Class

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Cornerstone Growth—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Emerging Markets Equity—Initial Class (formerly MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class)

MainStay VP Government—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Dreyfus IP Technology Growth Portfolio—Initial Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Janus Aspen Global Research Portfolio—Institutional Shares

MFS® Investors Trust Series—Initial Class

MFS® Research Series—Initial Class

Neuberger Berman AMT Mid Cap Growth—Class I

Royce Micro-Cap Portfolio—Investment Class

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Common Stock—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Convertible—Service Class

MainStay VP Cornerstone Growth—Service Class

MainStay VP Eagle Small Cap Growth—Service Class

MainStay VP Emerging Markets Equity—Service Class (formerly MainStay VP DFA/DuPont Capital Emerging Markets Equity—Service Class)

MainStay VP Floating Rate—Service Class

MainStay VP Government—Service Class

MainStay VP Growth Allocation—Service Class

MainStay VP High Yield Corporate Bond—Service Class

MainStay VP ICAP Select Equity—Service Class

MainStay VP Income Builder—Service Class

MainStay VP International Equity—Service Class

MainStay VP Janus Balanced—Service Class

MainStay VP Large Cap Growth—Service Class

MainStay VP Marketfield—Service Class

MainStay VP MFS® Utilities—Service Class

MainStay VP Mid Cap Core—Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP S&P 500 Index—Service Class

MainStay VP T. Rowe Price Equity Income—Service Class

MainStay VP Unconstrained Bond—Service Class

MainStay VP U.S. Small Cap—Service Class

American Funds IS® New World Fund®—Class 4

BlackRock® Global Allocation V.I. Fund—Class III

BlackRock® High Yield V.I. Fund—Class III

Columbia Variable Portfolio—Small Cap Value Fund—Class 2

Dreyfus IP Technology Growth Portfolio—Service Shares

Fidelity® VIP Contrafund® Portfolio—Service Class 2

Fidelity® VIP Equity-Income Portfolio—Service Class 2

Fidelity® VIP Growth Opportunities Portfolio—Service Class 2

Fidelity® VIP Mid Cap Portfolio—Service Class 2

Invesco V.I. American Value Fund—Series II Shares

Invesco V.I. International Growth Fund—Series II Shares

Janus Aspen Global Research Portfolio—Service Shares

MFS® Investors Trust Series—Service Class

MFS® Research Series—Service Class

Neuberger Berman AMT Mid Cap Growth Portfolio—Class S

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class

PIMCO VIT Total Return Portfolio—Advisor Class

UIF U.S. Real Estate Portfolio—Class II

Victory VIF Diversified Stock Fund—Class A Shares

Not all investment options are available under all policies.

For Series I policies known as New York Life Flexible Premium Variable Annuity and Series VII, VIII, IX and X policies, initial premium payments are allocated to the Investment Divisions, Fixed Account (where available) and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two business days after receipt. For Series I, III, IV, V, VI, VII, VIII,IX and X policies, subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, one year Fixed Account (where available), three year Fixed Account (where available), and/or Dollar Cost Averaging Plan Accounts (where available) at the close of the business day they are received. For Series II policies, known as New York Life Access Variable Annuity, subsequent premium payments are not permitted for policies purchased prior to November 15, 2004. For Series II policies, known as New York Life (formerly MainStay) Access Variable Annuity, subsequent premium payments are not permitted. In those states where NYLIAC offers a single premium version of the Series III, VI, VIII and IX policies, only one premium payment is allowed. In those states where NYLIAC offers a modified premium version of the Series IV and V policies, subsequent premium payments are allowed only during the first policy year. In addition, for Series I, II, III, VI, VII, VIII and IX policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC subject to certain restrictions. For Series IV policies, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the one-year Fixed Account of NYLIAC subject to certain restrictions. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the Dollar Cost Averaging Advantage Accounts.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s)

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales

MainStay VP Bond—Initial Class	$4,190	$14,447
MainStay VP Cash Management—Initial Class	116,111	137,037
MainStay VP Common Stock—Initial Class	3,610	15,106
MainStay VP Convertible—Initial Class	8,410	14,296
MainStay VP Cornerstone Growth—Initial Class	21,264	15,081
MainStay VP Emerging Markets Equity—Initial Class	995	4,717
MainStay VP Eagle Small Cap Growth—Initial Class	1,866	16,230
MainStay VP Government—Initial Class	4,098	10,789
MainStay VP High Yield Corporate Bond—Initial Class	27,810	67,505
MainStay VP ICAP Select Equity—Initial Class	3,152	27,568
MainStay VP Income Builder—Initial Class	11,246	11,736
MainStay VP International Equity—Initial Class	836	6,908
MainStay VP Janus Balanced—Initial Class	7,946	35,080
MainStay VP Large Cap Growth—Initial Class	7,077	10,544
MainStay VP MFS® Utilities—Initial Class	279	357
MainStay VP Mid Cap Core—Initial Class	15,512	15,884
MainStay VP S&P 500 Index—Initial Class	8,072	31,738
MainStay VP T. Rowe Price Equity Income—Initial Class	4,956	14,293
MainStay VP U.S. Small Cap—Initial Class	3,629	7,442
MainStay VP Van Eck Global Hard Assets—Initial Class	21,191	44,576
Dreyfus IP Technology Growth Portfolio—Initial Shares	2,638	3,871
Fidelity® VIP Contrafund® Portfolio—Initial Class	6,189	28,131
Fidelity® VIP Equity-Income Portfolio—Initial Class	3,914	13,994
Janus Aspen Global Research Portfolio—Institutional Shares	1,404	11,218
MFS® Investors Trust Series—Initial Class	1,059	2,204
MFS® Research Series—Initial Class	1,175	1,785
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	795	241
Royce Micro-Cap Portfolio—Investment Class	12,815	14,285
MainStay VP Balanced—Service Class	28,585	17,693
MainStay VP Bond—Service Class	19,197	34,077
MainStay VP Common Stock—Service Class	18,362	10,138
MainStay VP Conservative Allocation—Service Class	76,788	53,788
MainStay VP Convertible—Service Class	32,826	33,155
MainStay VP Cornerstone Growth—Service Class	9,767	6,940
MainStay VP Emerging Markets Equity—Service Class	9,420	14,623
MainStay VP Eagle Small Cap Growth—Service Class	6,657	8,890
MainStay VP Floating Rate—Service Class	53,548	66,236
MainStay VP Government—Service Class	13,058	22,061
MainStay VP Growth Allocation—Service Class	56,468	17,787
MainStay VP High Yield Corporate Bond—Service Class	128,977	133,782
MainStay VP ICAP Select Equity—Service Class	20,307	51,607
MainStay VP Income Builder—Service Class	40,048	13,954
MainStay VP International Equity—Service Class	11,763	22,438
MainStay VP Janus Balanced—Service Class	25,005	26,300
MainStay VP Large Cap Growth—Service Class	30,355	22,549
MainStay VP Marketfield—Service Class	53,103	42,901
MainStay VP MFS® Utilities—Service Class	92,557	67,598
MainStay VP Mid Cap Core—Service Class	49,923	43,378
MainStay VP Moderate Allocation—Service Class	80,432	49,724
MainStay VP Moderate Growth Allocation—Service Class	105,691	44,127
MainStay VP PIMCO Real Return—Service Class	25,296	30,762
MainStay VP S&P 500 Index—Service Class	28,486	33,232
MainStay VP T. Rowe Price Equity Income—Service Class	19,711	30,653
MainStay VP Unconstrained Bond—Service Class	78,872	14,463
MainStay VP U.S. Small Cap—Service Class	14,783	19,325
American Funds IS® New World Fund®—Class 4	5,818	359
BlackRock® Global Allocation V.I. Fund—Class III	39,827	17,324
BlackRock® High Yield V.I. Fund—Class III	14,494	3,348
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	12,769	10,316
Dreyfus IP Technology Growth Portfolio—Service Shares	12,811	13,429
Fidelity® VIP Contrafund® Portfolio—Service Class 2	52,276	51,252
Fidelity® VIP Equity-Income Portfolio—Service Class 2	15,477	23,942
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	1,351	164
Fidelity® VIP Mid Cap Portfolio—Service Class 2	14,774	32,938
Invesco V.I. American Value Fund—Series II Shares	10,031	2,697
Invesco V.I. International Growth Fund—Series II Shares	7,603	234
Janus Aspen Global Research Portfolio—Service Shares	4,281	6,983
MFS® Investors Trust Series—Service Class	5,239	2,698
MFS® Research Series—Service Class	3,319	2,708
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	26,964	9,164
PIMCO VIT Total Return Portfolio—Advisor Class	16,685	939
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	20,701	920
UIF U.S. Real Estate Portfolio—Class II	28,968	4,634
Victory VIF Diversified Stock Fund—Class A Shares	3,049	5,945

Total	$1,728,661	$1,699,238

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

ew York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay Shields”), Marketfield Asset Management LLC (“Marketfield”), Massachusetts Financial Services Company (“MFS”), New York Life Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, Cornerstone Holdings, MacKay Shields, NYL Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, Marketfield, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

NYLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I, III, IV, V, VI, VIII, IX and X policies. Policies in Series II and VII are not subject to surrender charges on partial withdrawals and surrenders. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

For New York Life Premium Plus Variable Annuity policies, which are part of Series III and New York Life Premium Plus II Variable Annuity policies, which are part of Series VI, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first three payment years (8% during the first four payment years for policies sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC or banks) and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Variable Annuity and New York Life Premium Plus II Variable Annuity, the surrender charge was lower.

For the New York Life Essentials Variable Annuity and New York Life Plus II Variable Annuity policies, which are part of Series IV, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 7% during the first three payment years, 6% during the fourth and fifth payment years and declines 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Select Variable Annuity policies, which are part of Series V, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines to 7% for the third payment year, after which no charge is made.

For New York Life Premier Variable Annuity policies, which are part of Series VIII, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Premier Plus Variable Annuity policies, which are part of Series IX, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made.

For New York Life Income Plus Variable Annuity policies with the Income Benefit Rider, which are part of Series X, the percentage of the surrender charge varies; depending upon the length of time a premium payment is in the policy before it is withdrawn. This charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.

For New York Life Income Plus Variable Annuity policies with the Guaranteed Future Income Benefit Rider, which are also part of Series X, the product becomes a single premium product where surrender charges are based on the Policy Year. This charge is 8% during the first Policy Year and declines by 1% per year for each Policy Year, until the seventh Policy Year, after which no charge is made.

All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.

NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $20,000 for Series I policies, $50,000 for Series II and IV policies and $100,000 for Series III, V and VI policies. For New York Life Variable Annuity and New York Life Plus Variable Annuity policies which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For New York Life Flexible Premium Variable Annuity and New York Life Flexible Premium Variable Annuity II, which are also part of Series I, this charge is $30 per policy. For Series II and VII policies, this charge is $40 per policy (may be lower in some states). For Series III, IV, VI, VIII and IX policies, this charge is $30 per policy. For Series V policies, this charge is $50 per policy. For Series X policies, the charge is $30 per policy and is waived either upon (a) registration with delivery of all available materials that we normally mail, (b) the Variable Account Annuity Commencement Date, or (c) the Income Benefit/GFIB Payment Commencement Date (whichever comes first). These charges are shown as a reduction to payments received from policyowners in the accompanying Statement of Changes in Net Assets.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VI, VII, VIII, IX and X policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, II, III, IV, V, VI, VII, VIII, IX and X policies, these charges are made daily at an annual rate of 1.40%, 1.55%, 1.60%, 1.45%, 1.85%, 1.75%, 1.65%, 1.35%, 1.65% and 1.35%, respectively, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.

In addition, New York Life Income Plus Variable Annuity policies, which are part of Series X, are subject to a Guaranteed Future Income Benefit Charge if the Guaranteed Future Income Benefit Rider is chosen. This charge is an annualized percentage of the average daily Unfunded Income Benefit Base (as defined in the New York Life Income Plus Variable Annuity prospectus) each policy quarter, deducted from the variable accumulation unit value on a quarterly basis. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the Unfunded Income Benefit Base.

Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.40%, distribution (12b-1) fees range from 0.00% to 0.35%, and other expenses range from 0.00% to 1.20%. These ranges are shown as a percentage of average net assets as of December 31, 2013, and approximate the ranges as of December 31, 2014.

NOTE 4—Distribution of Net Income:

T

he Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s)

T

he changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Bond—Initial Class	152	(686)	(534)	84	(1,143)	(1,059)
MainStay VP Cash Management—Initial Class	82,170	(102,875)	(20,705)	90,806	(128,389)	(37,583)
MainStay VP Common Stock—Initial Class	111	(472)	(361)	166	(562)	(396)
MainStay VP Convertible—Initial Class	91	(509)	(418)	146	(694)	(548)
MainStay VP Cornerstone Growth—Initial Class	39	(671)	(632)	43	(857)	(814)
MainStay VP Emerging Markets Equity—Initial Class	93	(492)	(399)	106	(865)	(759)
MainStay VP Eagle Small Cap Growth—Initial Class	134	(1,210)	(1,076)	80	(1,641)	(1,561)
MainStay VP Government—Initial Class	153	(576)	(423)	140	(977)	(837)
MainStay VP High Yield Corporate Bond—Initial Class	478	(2,115)	(1,637)	564	(2,247)	(1,683)
MainStay VP ICAP Select Equity—Initial Class	57	(1,354)	(1,297)	132	(1,643)	(1,511)
MainStay VP Income Builder—Initial Class	169	(417)	(248)	137	(479)	(342)
MainStay VP International Equity—Initial Class	32	(297)	(265)	49	(379)	(330)
MainStay VP Janus Balanced—Initial Class	74	(2,485)	(2,411)	107	(3,257)	(3,150)
MainStay VP Large Cap Growth—Initial Class	142	(550)	(408)	221	(634)	(413)
MainStay VP MFS® Utilities—Initial Class	9	(23)	(14)	2	(45)	(43)
MainStay VP Mid Cap Core—Initial Class	191	(563)	(372)	342	(617)	(275)
MainStay VP S&P 500 Index—Initial Class	202	(978)	(776)	198	(1,244)	(1,046)
MainStay VP T. Rowe Price Equity Income—Initial Class	53	(952)	(899)	274	(904)	(630)
MainStay VP U.S. Small Cap—Initial Class	82	(387)	(305)	303	(397)	(94)
MainStay VP Van Eck Global Hard Assets—Initial Class	2,217	(4,268)	(2,051)	1,616	(6,460)	(4,844)
Dreyfus IP Technology Growth Portfolio—Initial Shares	113	(224)	(111)	127	(439)	(312)
Fidelity® VIP Contrafund® Portfolio—Initial Class	57	(790)	(733)	82	(908)	(826)
Fidelity® VIP Equity-Income Portfolio—Initial Class	43	(558)	(515)	202	(588)	(386)
Janus Aspen Global Research Portfolio—Institutional Shares	46	(552)	(506)	75	(602)	(527)
MFS® Investors Trust Series—Initial Class	17	(132)	(115)	55	(144)	(89)
MFS® Research Series—Initial Class	13	(100)	(87)	43	(164)	(121)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	1	(11)	(10)	1	(41)	(40)
Royce Micro-Cap Portfolio—Investment Class	478	(804)	(326)	598	(965)	(367)
MainStay VP Balanced—Service Class	1,270	(1,042)	228	1,516	(939)	577
MainStay VP Bond—Service Class	1,442	(2,529)	(1,087)	1,750	(5,075)	(3,325)
MainStay VP Common Stock—Service Class	943	(477)	466	492	(506)	(14)
MainStay VP Conservative Allocation—Service Class	3,343	(3,443)	(100)	4,642	(3,744)	898
MainStay VP Convertible—Service Class	1,198	(1,632)	(434)	1,354	(1,430)	(76)
MainStay VP Cornerstone Growth—Service Class	167	(400)	(233)	245	(503)	(258)
MainStay VP Emerging Markets Equity—Service Class	1,017	(1,535)	(518)	1,250	(1,917)	(667)
MainStay VP Eagle Small Cap Growth—Service Class	558	(685)	(127)	567	(704)	(137)
MainStay VP Floating Rate—Service Class	3,818	(5,288)	(1,470)	6,111	(4,226)	1,885
MainStay VP Government—Service Class	960	(1,778)	(818)	984	(3,303)	(2,319)
MainStay VP Growth Allocation—Service Class	3,005	(1,115)	1,890	1,878	(975)	903
MainStay VP High Yield Corporate Bond—Service Class	5,694	(6,737)	(1,043)	7,881	(8,561)	(680)
MainStay VP ICAP Select Equity—Service Class	1,037	(2,414)	(1,377)	1,352	(2,541)	(1,189)
MainStay VP Income Builder—Service Class	1,899	(766)	1,133	1,669	(686)	983
MainStay VP International Equity—Service Class	875	(1,223)	(348)	1,089	(1,270)	(181)
MainStay VP Janus Balanced—Service Class	1,599	(1,919)	(320)	2,033	(1,827)	206
MainStay VP Large Cap Growth—Service Class	929	(1,132)	(203)	1,127	(1,126)	1
MainStay VP Marketfield—Service Class	5,117	(4,185)	932	8,394	(163)	8,231
MainStay VP MFS® Utilities—Service Class	4,665	(4,577)	88	4,628	(4,147)	481
MainStay VP Mid Cap Core—Service Class	864	(1,517)	(653)	1,263	(1,471)	(208)
MainStay VP Moderate Allocation—Service Class	3,221	(3,060)	161	4,398	(3,781)	617
MainStay VP Moderate Growth Allocation—Service Class	4,609	(2,693)	1,916	5,469	(2,454)	3,015
MainStay VP PIMCO Real Return—Service Class	1,675	(3,066)	(1,391)	2,647	(7,264)	(4,617)
MainStay VP S&P 500 Index—Service Class	1,469	(1,620)	(151)	1,310	(1,892)	(582)
MainStay VP T. Rowe Price Equity Income—Service Class	761	(2,059)	(1,298)	1,314	(2,429)	(1,115)
MainStay VP Unconstrained Bond—Service Class	6,660	(1,235)	5,425	6,446	(2,149)	4,297
MainStay VP U.S. Small Cap—Service Class	449	(780)	(331)	752	(720)	32
American Funds IS® New World Fund®—Class 4	581	(37)	544	—	—	—
BlackRock® Global Allocation V.I. Fund—Class III	2,386	(1,505)	881	4,648	(1,353)	3,295
BlackRock® High Yield V.I. Fund—Class III	1,426	(332)	1,094	—	—	—
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	379	(548)	(169)	508	(571)	(63)
Dreyfus IP Technology Growth Portfolio—Service Shares	513	(626)	(113)	541	(848)	(307)
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2,433	(2,000)	433	2,254	(2,012)	242
Fidelity® VIP Equity-Income Portfolio—Service Class 2	613	(1,219)	(606)	884	(1,357)	(473)
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	126	(15)	111	—	—	—
Fidelity® VIP Mid Cap Portfolio—Service Class 2	560	(1,162)	(602)	671	(1,305)	(634)
Invesco V.I. American Value Fund—Series II Shares	768	(215)	553	340	(34)	306
Invesco V.I. International Growth Fund—Series II Shares	768	(23)	745	—	—	—
Janus Aspen Global Research Portfolio—Service Shares	255	(399)	(144)	512	(436)	76
MFS® Investors Trust Series—Service Class	244	(132)	112	304	(200)	104
MFS® Research Series—Service Class	135	(124)	11	246	(207)	39
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	405	(370)	35	513	(519)	(6)
PIMCO VIT Total Return Portfolio—Advisor Class	1,643	(92)	1,551	—	—	—
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	1,982	(87)	1,895	—	—	—
UIF U.S. Real Estate Portfolio—Class II	2,792	(435)	2,357	727	(130)	597
Victory VIF Diversified Stock Fund—Class A Shares	173	(332)	(159)	445	(283)	162

Not all investment divisions are available under all policies.

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

T

he following table presents financial highlights for each Investment Division as of December 31, 2014, 2013, 2012, 2011 and 2010:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Bond—Initial Class	2014	$65,630	3,229	$14.67 to $22.27	3.9% to 4.4%	2.0%
	2013	73,255	3,763	14.12 to 21.35	(3.6%) to (3.2%)	1.8%
	2012	96,958	4,822	14.65 to 22.05	2.7% to 3.2%	2.3%
	2011	108,114	5,576	14.26 to 21.36	5.3% to 5.8%	3.1%
	2010	124,789	6,830	13.55 to 20.20	5.9% to 6.3%	3.1%
MainStay VP Cash Management—Initial Class	2014	$152,542	113,226	$ 0.94 to $ 9.30	(1.8%) to (1.3%)	0.0%
	2013	173,690	133,931	0.95 to 9.43	(1.8%) to (1.3%)	0.0%
	2012	216,181	171,514	0.97 to 9.55	(1.8%) to (0.5%)	0.0%
	2011	332,005	268,900	0.99 to 9.68	(1.8%) to (1.3%)	0.0%
	2010	235,055	198,472	1.01 to 9.82	(1.9%) to (1.4%)	0.0%
MainStay VP Common Stock—Initial Class	2014	$101,939	3,079	$14.14 to $41.16	12.4% to 12.9%	1.2%
	2013	101,032	3,440	12.54 to 36.45	33.2% to 33.8%	1.5%
	2012	84,980	3,836	9.39 to 27.24	14.6% to 15.1%	1.6%
	2011	89,176	4,720	8.17 to 23.67	(0.3%) to 0.2%	1.5%
	2010	105,967	5,700	8.17 to 23.63	10.5% to 11.0%	1.6%
MainStay VP Convertible—Initial Class	2014	$85,042	3,106	$17.39 to $32.84	6.0% to 6.5%	3.3%
	2013	90,370	3,524	16.36 to 30.84	23.1% to 23.6%	2.4%
	2012	83,964	4,072	13.26 to 24.95	7.1% to 7.6%	2.9%
	2011	94,613	5,006	12.35 to 23.19	(6.5%) to (6.1%)	2.3%
	2010	118,002	5,928	13.17 to 24.69	15.7% to 16.2%	2.8%
MainStay VP Cornerstone Growth—Initial Class	2014	$99,837	4,359	$ 8.77 to $26.15	6.8% to 7.3%	0.6%
	2013	105,987	4,991	8.19 to 24.37	22.4% to 23.0%	0.8%
	2012	99,063	5,805	6.67 to 19.82	12.8% to 13.3%	0.4%
	2011	100,612	6,678	5.90 to 17.49	(3.2%) to (2.7%)	0.4%
	2010	119,426	7,782	6.08 to 17.98	10.2% to 10.6%	0.5%
MainStay VP Emerging Markets Equity—Initial Class	2014	$20,507	2,537	$ 7.99 to $ 8.09	(13.6%) to (13.2%)	1.1%
	2013	27,352	2,936	9.24 to 9.32	(7.2%) to (6.7%)	0.7%
	2012	36,809	3,695	9.96 to 10.00	(0.4%) to 0.0%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2014	$76,873	5,979	$12.72 to $12.90	0.6% to 1.1%	0.0%
	2013	89,790	7,055	12.64 to 12.76	28.5% to 29.1%	0.1%
	2012	85,004	8,616	9.84 to 9.88	(1.6%) to (1.2%)	0.0%
MainStay VP Government—Initial Class	2014	$43,688	2,381	$13.33 to $20.19	2.7% to 3.2%	3.0%
	2013	49,714	2,804	12.98 to 19.57	(4.2%) to (3.8%)	3.2%
	2012	66,743	3,641	13.55 to 20.35	2.1% to 2.5%	2.9%
	2011	79,061	4,419	13.28 to 19.85	4.0% to 4.5%	3.2%
	2010	93,465	5,480	12.76 to 18.99	3.4% to 3.9%	3.0%
MainStay VP High Yield Corporate Bond—Initial Class	2014	$259,677	7,966	$22.68 to $37.20	(0.1%) to 0.4%	5.5%
	2013	308,798	9,603	22.64 to 37.06	4.7% to 5.1%	5.3%
	2012	343,323	11,286	21.58 to 35.25	11.3% to 11.8%	5.6%
	2011	340,625	12,524	19.33 to 31.52	4.3% to 4.8%	5.9%
	2010	391,318	15,194	18.48 to 30.08	10.6% to 11.1%	5.8%
MainStay VP ICAP Select Equity—Initial Class	2014	$165,127	8,378	$18.02 to $25.00	6.9% to 7.4%	1.4%
	2013	177,568	9,675	16.82 to 23.39	27.9% to 28.5%	1.5%
	2012	159,708	11,186	13.12 to 18.29	13.5% to 14.0%	2.1%
	2011	170,305	13,605	11.53 to 16.12	(3.2%) to (2.8%)	1.4%
	2010	213,777	16,626	11.89 to 16.66	16.0% to 16.5%	0.8%
MainStay VP Income Builder—Initial Class	2014	$78,944	2,953	$13.32 to $30.87	6.1% to 6.6%	5.7%
	2013	80,981	3,201	12.52 to 28.96	16.2% to 16.7%	4.3%
	2012	76,975	3,543	10.74 to 24.81	12.9% to 13.4%	4.2%
	2011	76,082	3,965	9.49 to 21.88	2.2% to 2.7%	3.8%
	2010	86,265	4,674	9.26 to 21.31	12.7% to 13.2%	3.1%
MainStay VP International Equity—Initial Class	2014	$29,553	1,414	$14.67 to $24.49	(4.4%) to (4.0%)	0.6%
	2013	36,530	1,679	15.30 to 25.50	13.0% to 13.5%	1.1%
	2012	38,330	2,009	13.51 to 22.46	17.3% to 17.8%	1.7%
	2011	40,783	2,546	11.49 to 19.07	(17.6%) to (17.2%)	3.1%
	2010	58,690	3,061	13.90 to 23.03	3.0% to 3.4%	3.2%
MainStay VP Janus Balanced—Initial Class	2014	$226,524	17,132	$13.06 to $13.25	6.7% to 7.2%	1.4%
	2013	241,187	19,543	12.25 to 12.36	18.0% to 18.5%	1.4%
	2012	236,295	22,693	10.38 to 10.43	3.8% to 4.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2014	$43,622	2,100	$11.22 to $24.00	8.6% to 9.1%	0.0%
	2013	47,325	2,508	10.30 to 22.00	34.0% to 34.6%	0.3%
	2012	40,619	2,921	7.67 to 16.34	11.0% to 11.5%	0.0%
	2011	41,125	3,357	6.89 to 14.65	(2.1%) to (1.7%)	0.0%
	2010	48,876	3,928	7.02 to 14.90	14.1% to 14.6%	0.0%
MainStay VP MFS® Utilities—Initial Class	2014	$2,507	177	$14.01 to $14.19	10.6% to 11.1%	1.7%
	2013	2,433	191	12.66 to 12.77	18.1% to 18.7%	2.2%
	2012	2,518	234	10.72 to 10.76	7.2% to 7.6%	0.0%
MainStay VP Mid Cap Core—Initial Class	2014	$74,946	2,618	$28.50 to $32.61	12.3% to 12.8%	0.5%
	2013	75,924	2,990	25.27 to 29.05	39.6% to 40.2%	1.0%
	2012	59,188	3,265	18.02 to 20.81	15.4% to 15.9%	0.7%
	2011	62,376	3,988	15.55 to 18.04	(4.8%) to (4.3%)	0.8%
	2010	78,517	4,796	16.26 to 18.94	21.4% to 21.9%	0.3%

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP S&P 500 Index—Initial Class	2014	$211,827	6,584	$14.51 to $40.21	11.3% to 11.8%	1.4%
	2013	212,379	7,360	13.01 to 35.98	29.6% to 30.2%	1.6%
	2012	185,880	8,406	10.02 to 27.64	13.5% to 14.0%	1.6%
	2011	188,168	9,836	8.80 to 24.23	0.0% to 0.4%	1.6%
	2010	221,362	11,818	8.78 to 24.13	12.6% to 13.1%	1.8%
MainStay VP T. Rowe Price Equity Income—Initial Class	2014	$68,620	4,721	$14.37 to $14.55	5.8% to 6.2%	1.4%
	2013	76,920	5,620	13.58 to 13.70	28.0% to 28.6%	1.3%
	2012	66,549	6,250	10.61 to 10.66	6.1% to 6.6%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2014	$28,813	1,471	$18.27 to $29.22	4.6% to 5.1%	0.3%
	2013	33,039	1,776	17.42 to 27.93	35.4% to 36.0%	0.7%
	2012	25,636	1,870	12.83 to 20.63	10.7% to 11.2%	0.4%
	2011	28,108	2,280	11.55 to 18.63	(4.5%) to (4.1%)	0.8%
	2010	37,193	2,905	12.06 to 19.52	22.7% to 23.3%	0.1%
MainStay VP Van Eck Global Hard Assets—Initial Class	2014	$188,202	23,981	$ 7.76 to $ 8.93	(20.3%) to (19.9%)	0.4%
	2013	255,285	26,032	9.73 to 11.15	8.9% to 9.5%	1.1%
	2012	276,562	30,876	8.94 to 10.19	(10.6%) to 1.9%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2014	$13,374	765	$16.95 to $26.29	4.9% to 5.3%	0.0%
DT	2013	14,527	876	16.12 to 25.07	30.4% to 31.0%	0.0%
	2012	14,983	1,188	12.34 to 19.23	13.5% to 14.0%	0.0%
	2011	12,641	1,142	10.84 to 16.94	(9.5%) to (9.1%)	0.0%
	2010	18,952	1,557	11.93 to 18.71	27.6% to 28.1%	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2014	$167,877	4,568	$21.13 to $42.76	9.9% to 10.4%	0.9%
	2013	175,388	5,301	19.18 to 38.74	28.9% to 29.5%	1.0%
	2012	156,076	6,127	14.84 to 29.92	14.3% to 14.8%	1.3%
	2011	163,620	7,480	12.96 to 26.07	(4.3%) to (3.9%)	0.9%
	2010	205,022	9,149	13.50 to 27.12	15.1% to 15.6%	1.2%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2014	$70,378	2,808	$17.58 to $28.16	6.7% to 7.2%	2.7%
	2013	77,265	3,323	16.48 to 26.26	25.8% to 26.4%	2.4%
	2012	68,188	3,709	13.09 to 20.78	15.2% to 15.7%	3.0%
	2011	69,655	4,408	11.34 to 17.97	(0.9%) to (0.4%)	2.3%
	2010	85,212	5,422	11.41 to 18.04	13.0% to 13.5%	1.7%
Janus Aspen Global Research Portfolio—Institutional Shares	2014	$67,675	3,317	$ 8.75 to $22.85	5.5% to 6.0%	1.1%
	2013	73,138	3,823	8.27 to 21.56	26.1% to 26.6%	1.2%
	2012	65,403	4,350	6.55 to 17.03	17.9% to 18.4%	0.9%
	2011	64,388	5,111	5.54 to 14.38	(15.3%) to (14.9%)	0.6%
	2010	87,318	5,950	6.52 to 16.90	13.7% to 14.2%	0.6%
MFS® Investors Trust Series—Initial Class	2014	$9,597	560	$14.95 to $24.37	9.0% to 9.5%	0.9%
	2013	10,551	675	13.68 to 22.37	29.6% to 30.2%	1.1%
	2012	9,193	764	10.53 to 17.25	17.0% to 17.5%	0.9%
	2011	8,689	849	8.98 to 14.75	(4.0%) to (3.5%)	0.9%
	2010	10,882	1,028	9.33 to 15.36	9.1% to 9.6%	1.3%
MFS® Research Series—Initial Class	2014	$11,653	634	$12.93 to $24.79	8.2% to 8.7%	0.8%
	2013	12,090	721	11.92 to 22.91	29.9% to 30.4%	0.3%
	2012	10,832	842	9.16 to 17.64	15.1% to 15.6%	0.8%
	2011	10,924	991	7.93 to 15.33	(2.3%) to (1.8%)	0.8%
	2010	13,315	1,195	8.10 to 15.68	13.8% to 14.3%	1.0%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2014	$1,948	89	$20.97 to $30.04	5.6% to 6.1%	0.0%
	2013	2,039	99	19.76 to 28.33	30.2% to 30.8%	0.0%
	2012	2,187	139	15.11 to 21.67	10.3% to 10.8%	0.0%
	2011	2,108	146	13.63 to 19.56	(1.4%) to (0.9%)	0.0%
	2010	3,035	211	13.76 to 19.75	26.7% to 27.3%	0.0%
Royce Micro-Cap Portfolio—Investment Class	2014	$75,773	4,676	$ 9.55 to $17.35	(5.3%) to (4.9%)	0.0%
	2013	86,271	5,002	10.05 to 18.24	18.8% to 19.4%	0.5%
	2012	78,610	5,369	8.42 to 15.29	5.6% to 6.2%	0.0%
	2011	77,789	5,562	13.12 to 14.41	(14.5%) to (13.3%)	2.4%
	2010	92,834	5,707	15.17 to 16.65	27.6% to 28.2%	2.0%
MainStay VP Balanced—Service Class	2014	$127,124	7,664	$13.51 to $17.40	8.6% to 9.1%	0.7%
	2013	113,358	7,436	12.38 to 15.95	19.3% to 19.9%	1.0%
	2012	87,556	6,859	10.32 to 13.30	3.2% to 10.5%	1.1%
	2011	84,264	7,288	11.19 to 12.03	0.7% to 1.2%	1.3%
	2010	89,025	7,797	11.10 to 11.91	11.3% to 11.8%	1.2%
MainStay VP Bond—Service Class	2014	$139,506	10,888	$10.08 to $13.76	3.6% to 4.1%	1.7%
	2013	148,906	11,975	9.68 to 13.22	(3.9%) to (3.4%)	1.5%
	2012	199,192	15,300	10.02 to 13.69	0.2% to 3.0%	2.2%
	2011	188,440	14,709	11.34 to 13.25	4.9% to 5.5%	3.1%
	2010	180,687	14,714	10.78 to 12.61	5.6% to 6.1%	3.2%
MainStay VP Common Stock—Service Class	2014	$63,899	2,990	$15.44 to $22.45	12.2% to 12.7%	1.1%
	2013	48,670	2,524	13.70 to 19.93	32.8% to 33.5%	1.4%
	2012	37,058	2,538	10.26 to 14.93	2.6% to 14.9%	1.4%
	2011	37,069	2,902	10.31 to 13.00	(0.5%) to 0.0%	1.2%
	2010	43,375	3,385	10.34 to 13.02	10.3% to 10.8%	1.4%

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Conservative Allocation—Service Class	2014	$347,963	23,693	$11.68 to $15.07	2.1% to 2.6%	2.3%
	2013	341,757	23,793	11.38 to 14.69	10.7% to 11.2%	2.3%
	2012	297,186	22,895	10.23 to 13.21	2.3% to 8.9%	2.0%
	2011	255,258	21,300	11.75 to 12.12	0.8% to 1.3%	2.1%
	2010	230,014	19,407	11.63 to 11.99	9.7% to 10.2%	2.5%
MainStay VP Convertible—Service Class	2014	$194,321	10,174	$12.23 to $20.90	5.7% to 6.3%	2.8%
	2013	193,640	10,608	11.52 to 19.68	22.7% to 23.4%	2.2%
	2012	160,845	10,684	9.34 to 15.96	1.7% to 7.4%	2.7%
	2011	167,566	11,796	12.20 to 14.73	(7.2%) to (6.3%)	2.2%
	2010	180,035	11,742	13.05 to 15.87	15.4% to 16.0%	2.8%
MainStay VP Cornerstone Growth—Service Class	2014	$35,037	2,047	$13.35 to $17.70	6.6% to 7.1%	0.4%
	2013	36,538	2,280	12.46 to 16.58	22.1% to 22.7%	0.6%
	2012	33,316	2,538	10.15 to 13.55	1.5% to 13.1%	0.2%
	2011	31,101	2,677	10.50 to 12.01	(3.4%) to (2.9%)	0.2%
	2010	35,765	2,972	10.84 to 12.41	9.9% to 10.4%	0.3%
MainStay VP Emerging Markets Equity—Service Class	2014	$78,743	9,797	$ 7.93 to $ 8.81	(13.8%) to (13.4%)	0.9%
	2013	95,712	10,315	9.20 to 10.17	(7.4%) to (6.9%)	0.5%
	2012	109,434	10,982	9.94 to 10.92	(0.6%) to 9.2%	0.0%
MainStay VP Eagle Small Cap Growth—Service Class	2014	$35,167	2,785	$11.66 to $13.59	0.4% to 0.9%	0.0%
	2013	36,744	2,912	11.60 to 13.47	16.0% to 28.8%	0.0%
	2012	29,977	3,049	9.81 to 10.46	(1.9%) to 4.6%	0.0%
MainStay VP Floating Rate—Service Class	2014	$224,762	18,944	$10.41 to $12.17	(1.2%) to (0.7%)	3.7%
	2013	245,379	20,414	10.48 to 12.26	2.3% to 2.8%	3.9%
	2012	218,377	18,529	10.20 to 11.94	2.0% to 5.4%	3.9%
	2011	209,517	18,743	10.97 to 11.31	0.1% to 0.6%	3.9%
	2010	228,903	20,475	10.94 to 11.27	5.9% to 6.4%	3.8%
MainStay VP Government—Service Class	2014	$77,431	6,474	$ 9.89 to $12.61	2.4% to 3.0%	2.8%
	2013	85,345	7,292	9.61 to 12.26	(4.5%) to (4.0%)	2.8%
	2012	118,054	9,611	10.01 to 12.78	0.1% to 2.3%	2.8%
	2011	121,813	10,048	10.73 to 12.49	3.8% to 4.3%	3.1%
	2010	126,944	10,830	10.32 to 12.00	3.2% to 3.7%	3.1%
MainStay VP Growth Allocation—Service Class	2014	$167,383	10,921	$13.18 to $18.47	2.7% to 3.2%	1.2%
	2013	132,909	9,031	12.77 to 17.89	28.1% to 28.8%	0.8%
	2012	92,730	8,128	9.92 to 13.90	4.4% to 13.6%	0.8%
	2011	87,159	8,667	9.58 to 12.23	(4.7%) to (4.2%)	0.7%
	2010	96,229	9,188	10.05 to 12.76	12.6% to 13.2%	1.0%
MainStay VP High Yield Corporate Bond—Service Class	2014	$829,020	48,535	$10.93 to $20.22	(0.3%) to 0.2%	5.6%
	2013	870,032	49,578	10.91 to 20.20	4.4% to 4.9%	5.4%
	2012	873,062	50,258	10.40 to 19.27	4.0% to 11.6%	5.7%
	2011	707,898	44,028	12.58 to 17.28	3.7% to 4.6%	6.0%
	2010	688,680	43,835	12.07 to 16.54	10.3% to 10.9%	5.9%
MainStay VP ICAP Select Equity—Service Class	2014	$294,249	14,303	$13.97 to $21.80	6.6% to 7.2%	1.2%
	2013	304,615	15,680	13.05 to 20.35	27.6% to 28.2%	1.4%
	2012	258,965	16,869	10.18 to 15.88	4.1% to 13.7%	1.9%
	2011	257,145	18,930	11.32 to 13.92	(3.5%) to (3.0%)	1.2%
	2010	291,788	20,697	11.70 to 14.41	15.7% to 16.2%	0.7%
MainStay VP Income Builder—Service Class	2014	$101,391	5,771	$12.71 to $19.06	5.9% to 6.4%	5.4%
	2013	77,622	4,638	11.95 to 17.93	15.9% to 16.5%	4.5%
	2012	53,735	3,655	10.26 to 15.41	2.6% to 13.2%	4.2%
	2011	42,069	3,198	12.05 to 13.63	0.8% to 2.5%	3.7%
	2010	41,334	3,183	11.78 to 13.31	12.4% to 13.0%	3.0%
MainStay VP International Equity—Service Class	2014	$130,025	8,316	$ 9.91 to $17.89	(4.6%) to (4.2%)	0.4%
	2013	144,942	8,664	10.35 to 18.68	12.7% to 13.3%	0.9%
	2012	134,786	8,845	9.14 to 16.50	5.6% to 17.6%	1.5%
	2011	129,225	9,844	9.26 to 13.94	(18.0%) to (17.4%)	3.0%
	2010	159,775	9,905	11.24 to 17.00	2.7% to 3.2%	3.1%
MainStay VP Janus Balanced—Service Class	2014	$200,957	15,351	$12.95 to $13.16	6.4% to 7.0%	1.2%
	2013	192,130	15,671	12.10 to 12.30	17.7% to 18.2%	1.3%
	2012	160,772	15,465	10.24 to 10.40	2.4% to 4.0%	0.0%
MainStay VP Large Cap Growth—Service Class	2014	$129,311	6,437	$14.46 to $21.24	8.3% to 8.9%	0.0%
	2013	123,200	6,640	13.28 to 19.55	33.6% to 34.3%	0.1%
	2012	92,835	6,639	9.90 to 14.59	1.5% to 11.3%	0.0%
	2011	81,716	6,451	11.99 to 13.13	(3.1%) to (1.8%)	0.0%
	2010	79,231	6,130	12.28 to 13.40	13.8% to 14.3%	0.0%
MainStay VP Marketfield—Service Class	2014	$87,461	9,163	$ 9.51 to $ 9.57	(13.7%) to (13.3%)	0.0%
	2013	90,764	8,231	11.01 to 11.04	10.1% to 10.4%	0.0%
MainStay VP MFS® Utilities—Service Class	2014	$543,079	38,700	$13.65 to $14.11	10.3% to 10.9%	1.6%
	2013	489,480	38,612	12.31 to 12.72	17.8% to 18.4%	2.2%
	2012	409,415	38,131	10.39 to 10.74	3.9% to 7.4%	0.0%
MainStay VP Mid Cap Core—Service Class	2014	$223,022	7,947	$15.69 to $30.50	12.0% to 12.6%	0.3%
	2013	218,656	8,600	13.95 to 27.11	39.2% to 39.9%	0.9%
	2012	163,677	8,808	9.97 to 19.39	5.5% to 15.6%	0.5%
	2011	162,258	9,996	11.92 to 16.69	(5.0%) to (4.5%)	0.6%
	2010	187,634	10,972	12.51 to 17.57	21.1% to 21.7%	0.3%

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Moderate Allocation—Service Class	2014	$412,016	27,138	$12.44 to $15.88	2.4% to 3.0%	2.0%
	2013	398,743	26,977	12.08 to 15.42	16.6% to 17.2%	1.8%
	2012	333,621	26,360	10.31 to 13.15	3.1% to 10.8%	1.5%
	2011	291,464	25,540	11.12 to 11.89	(1.2%) to (0.7%)	1.6%
	2010	309,034	26,921	11.25 to 12.01	10.7% to 11.3%	2.0%
MainStay VP Moderate Growth Allocation—Service Class	2014	$458,924	29,304	$12.89 to $17.03	2.4% to 2.9%	1.7%
	2013	417,004	27,388	12.53 to 16.55	23.3% to 23.9%	1.2%
	2012	301,555	24,373	10.11 to 13.35	4.0% to 12.8%	1.0%
	2011	256,812	23,515	10.30 to 11.84	(3.3%) to (2.8%)	1.0%
	2010	253,294	22,673	10.64 to 12.21	12.0% to 12.5%	1.4%
MainStay VP PIMCO Real Return—Service Class	2014	$95,672	10,209	$ 9.12 to $ 9.43	0.5% to 0.9%	0.6%
	2013	107,938	11,600	9.04 to 9.34	(10.8%) to (10.5%)	1.0%
	2012	169,561	16,217	10.10 to 10.44	1.0% to 4.4%	0.0%
MainStay VP S&P 500 Index—Service Class	2014	$215,185	10,545	$14.73 to $21.23	11.0% to 11.5%	1.3%
	2013	197,514	10,696	13.20 to 19.04	29.3% to 29.9%	1.4%
	2012	161,960	11,278	10.16 to 14.66	1.6% to 13.8%	1.4%
	2011	155,859	12,286	10.69 to 12.86	(0.3%) to 0.2%	1.4%
	2010	171,149	13,492	10.68 to 12.87	12.3% to 12.9%	1.6%
MainStay VP T. Rowe Price Equity Income—Service Class	2014	$157,455	10,941	$14.10 to $14.47	5.5% to 6.0%	1.2%
	2013	166,436	12,239	13.30 to 13.65	27.7% to 28.3%	1.1%
	2012	141,752	13,354	10.36 to 10.64	3.6% to 6.4%	0.0%
MainStay VP Unconstrained Bond—Service Class	2014	$169,103	15,247	$10.71 to $11.25	(0.1%) to 0.3%	3.7%
	2013	108,775	9,822	10.68 to 11.21	2.1% to 2.5%	4.6%
	2012	60,954	5,525	10.41 to 10.94	4.1% to 12.0%	7.6%
	2011	16,564	1,689	9.73 to 9.76	(2.7%) to (2.4%)	3.9%
MainStay VP U.S. Small Cap—Service Class	2014	$84,915	3,489	$14.04 to $26.46	4.4% to 4.9%	0.1%
	2013	90,809	3,820	13.39 to 25.23	35.0% to 35.7%	0.6%
	2012	67,965	3,788	9.87 to 18.60	5.9% to 11.0%	0.2%
	2011	67,996	4,155	12.88 to 16.70	(4.8%) to (4.3%)	0.7%
	2010	81,026	4,720	13.46 to 17.53	22.4% to 23.0%	0.0%
American Funds IS® New World Fund®—Class 4	2014	$4,984	544	$ 9.15 to $ 9.17	(8.5%) to (8.3%)	1.9%
BlackRock® Global Allocation V.I. Fund—Class III	2014	$133,983	12,158	$10.85 to $11.69	0.2% to 0.6%	2.3%
	2013	123,710	11,277	10.83 to 11.62	12.4% to 12.9%	1.2%
	2012	77,641	7,982	9.63 to 10.29	2.9% to 8.5%	1.9%
	2011	33,823	3,760	8.91 to 8.94	(10.9%) to (10.6%)	4.6%
BlackRock® High Yield V.I. Fund—Class III	2014	$10,747	1,094	$ 9.81 to $ 9.83	(1.9%) to (1.7%)	3.1%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2014	$50,451	2,800	$12.86 to $19.16	1.2% to 1.7%	0.5%
	2013	52,924	2,969	12.65 to 18.85	31.6% to 32.2%	1.0%
	2012	41,103	3,032	9.57 to 14.25	6.7% to 9.8%	0.3%
	2011	41,653	3,358	12.04 to 12.98	(7.8%) to (7.4%)	0.9%
	2010	49,259	3,669	13.02 to 14.02	24.1% to 24.8%	1.1%
Dreyfus IP Technology Growth Portfolio—Service Shares	2014	$58,080	2,763	$13.34 to $22.33	4.6% to 5.1%	0.0%
	2013	58,164	2,876	12.70 to 21.24	30.1% to 30.7%	0.0%
	2012	49,800	3,183	9.72 to 16.26	0.1% to 13.8%	0.0%
	2011	41,658	2,988	12.57 to 14.15	(10.3%) to (9.3%)	0.0%
	2010	48,173	3,113	13.89 to 15.76	27.3% to 27.9%	0.0%
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2014	$362,837	15,802	$14.33 to $26.51	9.6% to 10.2%	0.7%
	2013	333,409	15,369	13.02 to 24.09	28.6% to 29.2%	0.8%
	2012	265,143	15,127	10.08 to 18.67	2.1% to 14.6%	1.1%
	2011	255,162	16,347	12.30 to 16.31	(4.7%) to (4.1%)	0.8%
	2010	290,391	17,677	12.87 to 17.02	14.8% to 15.4%	1.0%
Fidelity® VIP Equity-Income Portfolio—Service Class 2	2014	$123,979	6,529	$13.88 to $19.65	6.5% to 7.0%	2.6%
	2013	127,210	7,135	12.97 to 18.37	25.5% to 26.1%	2.3%
	2012	108,264	7,608	10.29 to 14.58	2.9% to 15.5%	2.8%
	2011	104,588	8,503	10.04 to 12.62	(1.2%) to (0.7%)	2.2%
	2010	117,472	9,433	10.13 to 12.72	12.8% to 13.4%	1.6%
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2014	$1,247	111	$11.24 to $11.27	12.4% to 12.7%	0.0%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2014	$190,874	7,272	$13.04 to $29.63	4.1% to 4.6%	0.0%
	2013	202,381	7,874	12.47 to 28.35	33.4% to 34.0%	0.3%
	2012	167,099	8,508	9.31 to 21.17	4.1% to 13.0%	0.4%
	2011	164,575	9,291	12.36 to 18.75	(13.1%) to (12.0%)	0.0%
	2010	205,115	9,978	14.09 to 21.34	26.2% to 26.8%	0.1%
Invesco V.I. American Value Fund—Series II Shares	2014	$10,916	859	$12.65 to $12.74	7.6% to 8.0%	0.2%
	2013	3,607	306	11.76 to 11.79	17.6% to 17.9%	0.6%
Invesco V.I. International Growth Fund—Series II Shares	2014	$7,209	745	$ 9.65 to $ 9.68	(3.5%) to (3.2%)	1.2%
Janus Aspen Global Research Portfolio—Service Shares	2014	$40,620	2,435	$12.53 to $17.44	5.2% to 5.7%	1.0%
	2013	40,906	2,579	11.85 to 16.50	25.7% to 26.4%	1.1%
	2012	31,664	2,503	9.38 to 13.06	9.8% to 18.2%	0.8%
	2011	27,166	2,522	9.23 to 11.00	(15.6%) to (15.1%)	0.5%
	2010	34,298	2,695	10.90 to 13.03	13.4% to 14.0%	0.5%

NYLIAC Variable Annuity Separate Account-III

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MFS® Investors Trust Series—Service Class	2014	$15,349	780	$14.71 to $21.84	8.7% to 9.2%	0.8%
	2013	12,570	668	13.47 to 20.02	29.3% to 30.0%	1.0%
	2012	8,341	564	10.36 to 15.42	3.6% to 17.2%	0.7%
	2011	6,736	520	9.93 to 13.16	(4.3%) to (0.7%)	0.7%
	2010	7,628	565	10.34 to 13.69	8.8% to 9.4%	1.0%
MFS® Research Series—Service Class	2014	$12,887	620	$14.53 to $23.64	7.9% to 8.5%	0.6%
	2013	12,082	609	13.39 to 21.81	29.6% to 30.2%	0.3%
	2012	9,074	570	10.28 to 16.75	2.8% to 15.3%	0.6%
	2011	7,566	534	11.64 to 14.52	(2.5%) to (2.0%)	0.6%
	2010	8,317	573	11.90 to 14.84	13.5% to 14.1%	0.7%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2014	$47,261	2,012	$13.73 to $27.08	5.3% to 5.9%	0.0%
	2013	45,532	1,977	12.97 to 25.60	29.9% to 30.5%	0.0%
	2012	35,906	1,983	9.95 to 19.64	2.1% to 10.6%	0.0%
	2011	30,337	1,787	13.77 to 17.77	(1.9%) to (1.1%)	0.0%
	2010	30,911	1,786	13.97 to 17.98	26.4% to 27.0%	0.0%
PIMCO VIT Total Return Portfolio—Advisor Class	2014	$15,706	1,551	$10.11 to $10.14	1.1% to 1.4%	2.1%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2014	$20,154	1,895	$10.62 to $10.64	6.2% to 6.4%	1.0%
UIF U.S. Real Estate Portfolio—Class II	2014	$33,767	2,954	$11.38 to $11.46	27.2% to 27.7%	1.2%
	2013	5,349	597	8.95 to 8.97	(10.5%) to (10.3%)	0.6%
Victory VIF Diversified Stock Fund—Class A Shares	2014	$23,158	1,283	$14.31 to $18.75	8.2% to 8.7%	0.9%
	2013	24,028	1,442	13.17 to 17.26	31.5% to 32.1%	0.6%
	2012	16,202	1,280	9.97 to 13.07	3.5% to 14.7%	0.9%
	2011	17,292	1,563	10.04 to 11.40	(8.5%) to (8.1%)	0.7%
	2010	21,442	1,776	10.94 to 12.40	10.3% to 10.8%	0.7%

Not all Investment Divisions are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average variable accumulation value are 1.35% to 1.85%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

[1]	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
[2]	These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-III as of December 31, 2014, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 18, 2015

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2014 and 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(in millions)
Assets
Fixed maturities, at fair value:
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $537 in 2014 and $489 in 2013)	$75,653	$71,543
Trading	1,197	497
Equity securities, at fair value:
Available-for-sale	35	112
Trading	757	447
Mortgage loans, net of allowances	10,927	9,765
Policy loans	869	858
Securities purchased under agreements to resell	133	101
Investments in affiliates	2,287	2,288
Other investments	1,219	1,438

Total investments	93,077	87,049
Cash and cash equivalents	710	594
Deferred policy acquisition costs	3,041	2,847
Interest in annuity contracts	6,260	6,114
Amounts recoverable from reinsurer:
Affiliated	4,410	6,877
Unaffiliated	1,546	1,390
Other assets	1,505	1,357
Separate account assets	28,965	26,434

Total assets	$139,514	$132,662

Liabilities
Policyholders’ account balances	$66,876	$65,391
Future policy benefits	16,688	14,069
Policy claims	347	339
Obligations under structured settlement agreements	6,260	6,114
Amounts payable to reinsurer:
Affiliated	4,370	6,837
Unaffiliated	52	48
Other liabilities	3,173	2,730
Separate account liabilities	28,965	26,434

Total liabilities	126,731	121,962

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	2,064	963
Retained earnings	6,766	5,784

Total stockholder’s equity	12,783	10,700

Total liabilities and stockholder’s equity	$139,514	$132,662

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Revenues
Premiums	$3,123	$3,384	$2,816
Fees-universal life and annuity policies	1,017	889	885
Net investment income	3,683	3,612	3,611
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(30)	(45)	(63)
Other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	1	11	18
All other net investment gains (losses)	467	(65)	75

Total net investment gains (losses)	438	(99)	30
Net revenue from reinsurance	86	71	85
Other income	100	94	68

Total revenues	8,447	7,951	7,495

Expenses
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Increase in liabilities for future policy benefits	2,451	2,718	2,199
Policyholder benefits	1,341	1,164	973
Operating expenses	1,129	1,363	1,416

Total expenses	7,120	7,092	6,643

Income before income taxes	1,327	859	852
Income tax expense	345	193	240

Net income	$982	$666	$612

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Net income	$982	$666	$612

Other comprehensive (loss) gain income, net of tax
Foreign currency translation adjustment:	(1)	1	—
Less: reclassification adjustment for currency translation gains included in net income	—	—	—

Foreign currency translation adjustment, net	(1)	1	—

Net unrealized investment gain (losses):
Net unrealized investment gains (losses) arising during the period	1,175	(1,999)	1,004
Less: reclassification adjustment for net unrealized investment gains included in net income	73	63	86

Net unrealized investment gains (losses), net	1,102	(2,062)	918

Other comprehensive income (loss), net of tax	1,101	(2,061)	918

Comprehensive income (loss)	$2,083	$(1,395)	$1,530

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2014, 2013 and 2012

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2012	$25	$3,928	$–	$2,161	$(55)	$4,506	$10,565
Net income	–	–	–	–	–	612	612
Other comprehensive income, net of tax	–	–	–	872	46	–	918

Balance at December 31, 2012	$25	$3,928	$–	$3,033	$(9)	$5,118	$12,095
Net income	–	–	–	–	–	666	666
Other comprehensive income, net of tax	–	–	1	(2,072)	10	–	(2,061)

Balance at December 31, 2013	$25	$3,928	$1	$961	$1	$5,784	$10,700
Net income	–	–	–	–	–	982	982
Other comprehensive (loss) income, net of tax	–	–	(1)	1,081	21	–	1,101

Balance at December 31, 2014	$25	$3,928	$–	$2,042	$22	$6,766	$12,783

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Cash Flows from Operating Activities:
Net income	$982	$666	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(17)	(4)	(8)
Net capitalization of deferred policy acquisition costs	(314)	(44)	127
Universal life and annuity fees	(743)	(718)	(677)
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Capitalized interest and dividends reinvested	(228)	(207)	(192)
Net investment (gains) losses	(438)	99	(30)
Equity in earnings of limited partnerships	33	22	23
Deferred income tax expense	127	50	61
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	60	140	32
Changes in:
Other assets and other liabilities	(111)	53	25
Book overdrafts	20	14	–
Reinsurance receivables and payables	4	(59)	(10)
Policy claims	8	69	(12)
Future policy benefits	2,463	2,685	2,265

Net cash provided by operating activities	4,044	4,612	4,270

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	2,474	3,979	3,752
Maturity and repayment of available-for-sale fixed maturities	7,829	9,329	8,683
Sale of equity securities	78	34	128
Repayment of mortgage loans	1,309	1,167	816
Sale of other investments	1,997	2,134	1,969
Sale of trading securities	679	280	39
Maturity and repayment of trading securities	48	61	31
Cost of:
Available-for-sale fixed maturities acquired	(12,296)	(16,219)	(13,407)
Equity securities acquired	(2)	–	(58)
Mortgage loans acquired	(2,460)	(2,431)	(2,149)
Acquisition of other investments	(2,045)	(1,962)	(3,005)
Acquisition of trading securities	(1,753)	(1,013)	(112)
Securities purchased under agreements to resell	(32)	(42)	31
Cash collateral (paid) received on derivatives	(4)	7	–
Policy loans	(6)	12	(32)

Net cash used in investing activities	(4,184)	(4,664)	(3,314)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	7,735	6,116	4,763
Withdrawals	(6,030)	(4,325)	(4,370)
Net transfers to the separate accounts	(1,761)	(1,518)	(1,145)
Increase in loaned securities	50	39	–
Securities sold under agreements to repurchase	–	(76)	(38)
Net paydowns from debt	(1)	(4)	(2)
Change in bank overdrafts	–	–	33
Cash collateral received (paid) on derivatives	265	(215)	(82)

Net cash provided by (used in) financing activities	258	17	(841)

Effect of exchange rate changes on cash and cash equivalents	(2)	(4)	(2)

Net (decrease) increase in cash and cash equivalents	116	(39)	113
Cash and cash equivalents, beginning of year	594	633	520

Cash and cash equivalents, end of year	$710	$594	$633

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2014, 2013 AND 2012

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 — Statutory Financial Information for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statements of Operations. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fixed maturity and equity trading securities are reported at fair value and include invested assets that support certain of the Company’s insurance liabilities. The changes in the fair value of all trading securities are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Cash flows from acquiring and disposing of trading securities that support the Company’s insurance liabilities are classified in Cash flows from investing activities in the Consolidated Statements of Cash Flow. All other cash flows for trading securities are classified in Cash flows from operating activities in the Consolidated Statements of Cash Flow.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as Net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest, that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Refer to Note 6 — Investments for details of Other investments by component. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method of accounting. For limited partnerships accounted for under the equity method of accounting, unrealized gains and losses are recorded in Net investment income in the accompanying Consolidated Statements of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statements of Financial Position.

Real estate held for the production of income and home office properties are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities in the accompanying Consolidated Statements of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

Cash equivalents include investments that have remaining maturities of three months or less at the date of purchase and are carried at fair value.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, in the accompanying Consolidated Statements of Financial Position, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statements of Financial Position. Refer to Note 7 — Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statements of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statements of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Instruments and Risk Management.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statements of Financial Position.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statements of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statements of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI in the accompanying Consolidated Statements of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees — universal life and annuity policies in the accompanying Consolidated Statements of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statements of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities in the accompanying Consolidated Statements of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain existing productive career agents and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. Under this revised guidance, the disposal of a component or group of components of an entity should be reported as a discontinued operation if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, will be eligible for presentation as a discontinued operation if they meet the new definition. The new guidance is effective

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

prospectively to new disposals and new classifications of disposal groups as held for sale that occurs on or after December 15, 2014. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. The Company adopted this guidance effective January 1, 2014. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In December 2013, the FASB issued guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. The definition of a public business entity is currently used in considering the scope of new financial guidance and will identify whether the guidance applies to public business entities. The new definition applies to authoritative guidance issued after December 2013. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This guidance became effective for annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. The guidance became effective for interim or annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This guidance became effective for interim or annual reporting periods that began after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2012 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statements of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance became effective for annual reporting periods beginning on or after January 1, 2013 and was applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statements of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in AOCI or when an item of AOCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it had no effect on the total acquisition costs to be recognized over time and had no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently evaluating the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The new guidance requires that repurchase-to maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The amendments are effective for interim and annual reporting periods beginning after December 15, 2014. Earlier adoption is not permitted. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The amendments are effective for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date; or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company will adopt this guidance on January 1, 2017. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in Income tax expense in the accompanying Consolidated Statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. Retrospective adoption of this guidance will result in the restatement of all years presented with a decrease in retained earnings of approximately $20 million at January  1, 2014.

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2014 and 2013, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2014		2013
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,396	$3,448	$2,575	$2,625
Due after one year through five years	13,814	14,561	13,946	14,813
Due after five years through ten years	18,321	18,917	16,891	17,370
Due after ten years	10,489	11,716	9,783	9,905
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	14,581	15,485	15,466	15,792
Non-agency mortgage-backed securities	6,564	6,802	6,868	7,027
Non-agency asset-backed securities	4,670	4,724	4,026	4,011

Total available-for-sale	$71,835	$75,653	$69,555	$71,543

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2014
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$828	$86	$2	$912	$–
U.S. government corporations and agencies	1,154	151	2	1,303	–
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	–
Foreign governments	471	60	–	531	–
U.S. corporate	32,232	2,107	188	34,151	–
Foreign corporate	11,335	477	67	11,745	–
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	–
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Redeemable preferred securities	–	–	–	–	–

Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities(2)	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

(1)

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $46 million and $20 million for the years ended December 31, 2014 and 2013, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2)	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2014 and 2013, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $644 million and $877 million, respectively.

The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014 and 2013, respectively.

Equity Securities

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2014	$20	$16	$1	$35
2013	$79	$34	$1	$112

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2014 and 2013, contractual commitments to extend credit under mortgage loan documents amounted to $564 million and $374 million, respectively, at fixed and floating interest rates ranging from 1.73% to 6.41% in 2014 and from 1.94% to 6.50% in 2013. These commitments are diversified by property type and geographic region.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014 and 2013, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2014		2013
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,563	32.5%	$3,032	31.0%
Apartment buildings	3,328	30.4	2,858	29.2
Retail facilities	2,790	25.5	2,364	24.1
Industrial	978	9.0	1,198	12.2
Residential	114	1.1	162	1.7
Hotel/Motel	172	1.5	176	1.8
Other	6	–	3	–

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

	2014		2013
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,868	26.2%	$2,866	29.3%
Central	2,471	22.6	2,136	21.9
Middle Atlantic	2,324	21.2	2,179	22.3
Pacific	2,311	21.1	2,229	22.8
New England	867	7.9	315	3.2
Other	110	1.0	68	0.5

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2014 and 2013, the Company had $3 million and $4 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. There were no investments in mortgage loans that were past due less than 90 days at December 31, 2014 and 2013.

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2014 and 2013 is summarized below (in millions):

	2014
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)

Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$–	$4

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Collectively evaluated for impairment (general)	$2	$23	$25
Individually evaluated for impairment (specific)	$2	$1	$3
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$154	$9,631	$9,785
Individually evaluated for impairment (specific)	$8	$–	$8

For the year ended December 31, 2012, direct write-downs were $6 million and recoveries were $3 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2014 and 2013, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

	2014
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$–	$1	$–	$–	$1
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	68	182	–	3	3	–	–	256
71% to 80%	70	94	357	55	15	19	–	610
Below 70%	3,425	2,514	2,971	920	95	153	6	10,084

Total	$3,563	$2,790	$3,328	$978	$114	$172	$6	$10,951

	2013
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
Below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

Impaired mortgage loans were $5 million and $8 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company did not have any impaired loans without a related allowance.

Investments in mortgage loans that have been non-income producing for the last 12 months totaled $2 million and $3 million at December 31, 2014 and 2013, respectively.

Investments in Affiliates

	2014	2013
STIF	$246	$399
MCF revolving loan agreement	2,041	1,889

Total investments in affiliates	$2,287	$2,288

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF revolving loan agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Other Investments

The components of other investments at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Limited partnerships and Limited liability companies	$666	$694
Senior secured commercial loans	153	124
Derivatives	197	200
Real estate	51	51
Short-term investments	24	56
Other invested assets	128	313

Total other investments	$1,219	$1,438

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $154 million and $126 million at December 31, 2014 and 2013, respectively. The loss reserve was $1 million and $2 million for the years ended December 31, 2014 and 2013, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $442 million and $403 million at December 31, 2014 and 2013, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2014 or 2013. There was no depreciation expense for the years ended December 31, 2014, 2013, or 2012.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2014. At December 31, 2013, there was less than $1 million in investments in real estate that have been non-income producing for the last 12 months.

Variable Interest Entities

Consolidated VIEs

At December 31, 2014 and 2013, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2014 and 2013 (in millions):

	2014	2013
Cash	$–	$–
Other investments*	46	46

Total assets	$46	$46

Other liabilities	1	4

Total liabilities	$1	$4

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments in the accompanying Consolidated Statements of Financial Position as Fixed maturities, at fair value — Available-for-sale and Fixed maturities, at fair value — Trading. The maximum exposure to loss associated with these investments was $28,208 million and $27,370 million at December 31, 2014 and 2013, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments in the accompanying Consolidated Statements of Financial Position and its maximum exposure to loss associated with these entities was $666 million and $694 million at December 31, 2014 and 2013, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

At December 31, 2014 and 2013, assets with a carrying value of $4 million were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities, at fair value — Available-for-sale in the accompanying Consolidated Statements of Financial Position. Refer to Note 15 — Commitments and Contingencies for additional discussion on assets pledged as collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 7 — DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amounts of Recognized Derivative Instruments
Assets	$197	$–	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$–	$(89)	$73	$15	$–	$(1)

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amount of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

(1)

The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2014 and 2013, the Company estimates that it would have had to post additional collateral of $0 million and $10 million, respectively, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of $2 million and $28 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2014 and 2013 (in millions).

		2014			2013
		Fair Value(1)			Fair Value(1)
	Primary Risk Exposure	Notional Amount(2)	Asset	Liability	Notional Amount(2)	Asset		Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$149	$9	$–	$181	$	*	$7
Interest rate swaps	Interest	36	8	–	37		7	–

Total derivatives designated		185	17	–	218		7	7

Derivatives not designated as hedging:
Corridor options	Interest	8,910	1	–	10,525		*	–
Equity options	Equity	779	54	–	648		40	–
Equity swaps	Equity	39	4	–	29		3	–
Foreign currency swaps	Currency	1,490	62	30	851		11	46
Foreign currency forwards	Currency	30	2	–	23		*	1
Futures	Interest	1	–	–	–		–	–
Interest rate caps	Interest	14,722	2	–	17,262		6	–
Interest rate swaps	Interest	3,661	44	59	3,625		96	334
Swaptions	Interest	7,359	11	–	14,660		36	–
Credit default swaps:
Buy protection	Credit	–	–	–	–		–	–
Sell protection	Credit	–	–	–	1		–	–

Total derivatives not designated		36,991	180	89	47,624		192	381

Total derivatives		$37,176	$197	$89	$47,842		$199	$388

*	Amounts are less than $1 million.

(1)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2)	Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion(1)	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	–	1

Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$–	$–
Interest rate swaps	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Foreign currency swaps	$(4)	$–	$(1)
Interest rate swaps	–	–	1

Total	$(4)	$–	$–

(1)	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2014, 2013 and 2012, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2014, 2013 and 2012.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2014	2013	2012
Balance, beginning of year	$(3)	$(7)	$(3)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	13	5	(4)
Losses (gains) — reclassified to net income	3	(1)	–

Balance, end of year	$13	$(3)	$(7)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014, gains of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in Income
Derivative type:	2014	2013		2012
Corridor options	$(1)	$	*	$(3)
Equity options	(10)		(52)	(23)
Equity swaps	3		5	1
Foreign currency swaps	74		(22)	(6)
Foreign currency forwards	3		(1)	*
Futures	(1)		–	*
Interest rate caps	(6)		2	(13)
Interest rate swaps	246		(183)	(30)
Swaptions	(25)		3	(36)
Credit default swaps:
Buy protection	–		*	(1)
Sell protection	–		*	*

Total	$283		$(248)	$(111)

*	Recognized loss is less than $1 million.

Credit Derivatives Written

The Company enters into CDS both to buy protection from, and sell protection to counterparties in the event of default of a single name reference obligation. At December 31, 2014, all of the underlying reference obligations of the CDS for which the Company sells protection, are investment grade. The single name CDS contracts, for which the Company sells protection, mature within two years. The maximum amount the Company would be required to pay under swaps for which credit protection was sold, assuming all reference obligations default at a total loss without recoveries, would be $0 million and $1 million at December 31, 2014 and 2013, respectively. The market value of swaps for credit protection sold was $0 million and less than $1 million at December 31, 2014 and 2013, respectively.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2014 and 2013, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2014 and 2013 (in millions):

	Statements of Financial Position Line Item	Fair Value
		2014		2013
Embedded derivatives in asset host contracts:
Other(1)	Amounts recoverable from reinsurers	$	*	$1
Embedded derivatives in liability host contracts:
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances		$181	$69

*	Fair value is less than $1 million.

(1)	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Net revenue from reinsurance	$(1)	$(13)	$(1)
Interest credited to policyholders’ account balances	$112	$(362)	$(87)

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $27,033 million and $24,686 million at December 31, 2014 and 2013, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,932 million and $1,748 million at December 31, 2014 and 2013, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2014 and 2013 (in millions):

	2014
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$912	$–	$912
U.S. government corporations and agencies	–	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	–	15,458	27	15,485
Foreign governments	–	523	8	531
U.S. corporate	–	33,885	266	34,151
Foreign corporate	–	11,704	41	11,745
Non-agency residential mortgage-backed securities	–	1,661	16	1,677
Non-agency commercial mortgage-backed securities	–	4,930	195	5,125
Non-agency asset-backed securities	–	3,907	817	4,724

Total fixed maturities — available-for-sale	–	74,259	1,394	75,653

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	60	–	60
Foreign corporate	–	1,030	–	1,030
Non-agency residential mortgage-backed securities	–	11	–	11
Non-agency commercial mortgage-backed securities	–	48	2	50
Non-agency asset-backed securities	–	37	5	42

Total fixed maturities — trading	–	1,190	7	1,197

Equity securities — available-for-sale:				–
Common stock	30	–	2	32
Non-redeemable preferred stock	–	1	2	3

Total equity securities — available-for-sale	30	1	4	35

Equity securities — trading:				–
Common stock	726	–	–	726
Mutual funds	31	–	–	31

Total equity securities — trading	757	–	–	757

Derivative assets	–	193	4	197
Securities purchased under agreements to resell	–	133	–	133
Other invested assets	–	14	–	14
Cash equivalents	–	682	–	682
Short-term investments	–	24	–	24
Separate account assets	28,508	198	259	28,965

Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances(1)	$–	$–	$181	$181
Derivative liabilities	–	89	–	89

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$89	$181	$270

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale:
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading:
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances(1)	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$388	$69	$457

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced using the matrix-based pricing methodology or the discount cash flow model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. Money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 although their fair value is based on observable inputs, they are generally not traded in active markets. The prices are either obtained from a pricing vendor, or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	–	Quarterly, Monthly	90 days or less

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	–	Annual, Semi-annual, Quarterly	More than 90 days

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2014 and 2013 (in millions):

	2014
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	–	27	27
Foreign governments	–	8	8
U.S. corporate	41	225	266
Foreign corporate	–	41	41
Non-agency residential mortgage-backed securities	–	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817

Total fixed maturities — available-for-sale	215	1,179	1,394

Fixed maturities — trading:
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	–	5	5

Total fixed maturities — trading	–	7	7

Equity securities:
Common stock	2	–	2
Non-redeemable preferred stock	2	–	2

Total equity securities	4	–	4

Derivative assets	–	4	4
Separate account assets	–	259	259

Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$–	$181

Total liabilities accounted for at fair value on a recurring basis	$181	$–	$181

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading:
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities:
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2014 and 2013 (in millions):

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% – 7.4%(4.5%)
Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% – 7.0%(3.1%)
Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% – 12.0%(1.6%)
Liabilities:
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% – 9.4%
			Equity Returns	0.7% – 5.2%
			Equity Volatility Curve	18.4% – 43.9%
			Lapse Rate	1.5% – 21.0%
			Mortality Rate	0.1% – 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.30%

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20.0%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2014 and 2013.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During the years ended December 31, 2014 and 2013, the Company transferred $56 million and $91 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2014 and 2013. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $512 million and $258 million during the years ended December 31, 2014, and 2013, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2014, 2013 and 2012 (in millions):

	U.S . Government Corporations and Agencies	U.S . Agency Mortgage- Backed and Asset- Backed	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Fair Value, December 31, 2011	$6	$84	$10	$210	$128	$189
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	–	–	–	(3)	(2)	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3(1)	–	–	(1)	21	–	–
Transfers out of Level 3(1)	(7)	(42)	–	(41)	(97)	(1)

Fair Value, December 31, 2012	$40	$36	$10	$169	$25	$99
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	–	–	–	–	(3)	1
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3(1)	–	7	–	59	–	2
Transfers out of Level 3(1)	(15)	(16)	–	(54)	–	–

Fair Value, December 31, 2013	$24	$111	$8	$249	$31	$58
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	–	–	–	1	–	2
Other comprehensive loss	–	–	–	(1)	(1)	(1)
Purchases	–	10	–	71	12	–
Sales	–	(50)	–	(8)	–	–
Settlements	–	–	–	(37)	(2)	(43)
Transfers into Level 3(1)	–	–	–	45	1	–
Transfers out of Level 3(1)	–	(44)	–	(54)	–	–

Fair Value, December 31, 2014	$24	$27	$8	$266	$41	$16

(1)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Fair Value, December 31, 2011	$–	$508	$–	$1,135	$–	$17
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–
Net investment income(1)	–	3	–	3	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–
Purchases	–	491	3	574	–	1
Sales	–	(11)	(2)	(27)	–	(17)
Settlements	–	(82)	–	(229)	–	–
Transfers into Level 3(2)	2	73	–	95	–	–
Transfers out of Level 3(2)	–	(244)	–	(432)	–	–

Fair Value, December 31, 2012	$2	$754	$–	$1,135	$–	$1
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	(1)	(2)	–	(5)	–	6
Net investment income(1)	–	2	–	2	–	–
Other comprehensive loss	(4)	(9)	–	(22)	–	–
Purchases	143	620	–	1,007	–	–
Sales	–	(2)	–	(44)	–	–
Settlements	(6)	(162)	–	(240)	–	(1)
Transfers into Level 3(2)	1	–	–	69	–	–
Transfers out of Level 3(2)	(2)	(160)	–	(247)	–	–

Fair Value, December 31, 2013	$133	$1,041	$–	$1,655	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	1	–	4	–	(2)
Net investment income(1)	–	1	–	1	–	–
Other comprehensive income	5	21	–	23	–	–
Purchases	58	321	–	472	2	–
Sales	–	(8)	–	(66)	–	–
Settlements	(2)	(154)	–	(238)	–	–
Transfers into Level 3(2)	–	9	–	55	–	–
Transfers out of Level 3(2)	1	(415)	–	(512)	–	–

Fair Value, December 31, 2014	$195	$817	$–	$1,394	$2	$4

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities
Fair Value, December 31, 2011	$17	$2	$2	$3	$7
Total gains or (losses) (realized and unrealized):
Included in earnings
Other comprehensive income	–	2	–	–	2
Purchases	1	–	–	–	–
Sales	(17)	–	–	–	–
Settlements	–	–	–	(3)	(3)

Fair Value, December 31, 2012	$1	$4	$2	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	6	1	(1)	–	–
Other comprehensive loss	–	(1)	–	–	(1)
Sales	–	(2)	–	–	(2)
Settlements	(1)	–	–	–	–

Fair Value, December 31, 2013	$6	$2	$1	$–	$3
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	(2)	–	(1)	–	(1)
Purchases	2	–	–	2	2

Fair Value, December 31, 2014	$6	$2	$–	$2	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Fair Value, December 31, 2011	$–	$–	$15	$150	$1,324
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	1	1	–	(14)	(13)
Net investment income(1)	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	(1)
Other comprehensive (loss) income	–	–	(1)	–	19
Purchases	–	–	–	27	602
Sales	–	–	–	(31)	(75)
Settlements	–	–	–	–	(232)
Transfers into Level 3(2)	–	10	–	70	175
Transfers (out of) Level 3(2)	–	–	–	(24)	(456)

Fair Value, December 31, 2012	$1	$11	$14	$178	$1,346
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	2	–	–	19	22
Net investment income(1)	–	–	–	–	2
Other comprehensive loss	–	–	(13)	–	(36)
Purchases	–	–	–	31	1,038
Sales	–	–	–	(6)	(52)
Settlements	–	–	–	–	(241)
Transfers into Level 3(2)	–	–	–	22	91
Transfers (out of) Level 3(2)	–	(11)	–	–	(258)

Fair Value, December 31, 2013	$3	$–	$1	$244	$1,912
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	1	–	–	15	17
Net investment income(1)	–	–	–	2	3
Other comprehensive (loss) income	–	–	(1)	–	22
Purchases	–	–	–	5	481
Sales	–	–	–	(7)	(73)
Settlements	–	–	–	–	(238)
Transfers into Level 3(2)	–	–	–	1	56
Transfers (out of) Level 3(2)	–	–	–	–	(512)

Fair Value, December 31, 2014	$4	$–	$–	$260	$1,668

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Fair Value, December 31, 2011	$470	$470
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair Value, December 31, 2012	$405	$405
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair Value, December 31, 2013	$69	$69
Total gains (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	80	80
Purchases	32	32

Fair Value, December 31, 2014	$181	$181

The following tables include the unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012 by category for Level 3 assets still held at December 31, 2014, 2013 and 2012, respectively (in millions):

	2014
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage-Backed Securities	Non- Agency Commercial Mortgage-Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(1)	$(1)	$–
Other comprehensive gains/(losses)	–	1	(1)	1	2	5

Total change in unrealized gains (losses)	$–	$1	$(1)	$–	$1	$5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	–	–	1
Other comprehensive gains	22	30	–	–	30

Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Commercial Mortgage- Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$–	$(1)
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized losses	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (losses) gains	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	–	–	1
Other comprehensive losses	(9)	(24)	–	–	(24)

Total change in unrealized (losses) gains	$(9)	$(25)	$5	$5	$(20)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains	$1	$1	$4	–	$16	$22

	Common Stock	Total Equity Securities	Amounts Recoverable From Reinsurers	Separate Account Assets	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

	2012
	Policyholders’ Account Balance	Total Liabilities(1)
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’	$(71)	$(71)

Total change in unrealized gains	$(71)	$(71)

(1)

The net investment gains (losses) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on the Company’s net income. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2014 and 2013 (in millions):

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$5	$3	$(2)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2014 and 2013 are presented below (in millions):

	2014
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$10,924	$–	$–	$11,630	$11,630
Senior secured commercial loans	153	–	–	159	159
Cash and cash equivalents	28	28	–	–	28
Other invested assets	91	–	16	91	107
Liabilities
Policyholders’ account balances — investment contracts	$36,176	$–	$64	$36,035	$36,099
Debt	1	–	1	–	1
Collateral received on securities lending and repurchase agreements	550	–	550	–	550
Collateral received on derivative transactions	114	–	114	–	114

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash and cash equivalents	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third party loans. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Level 2 liabilities primarily consist of continued interest accounts.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Fixed maturities	$3,138	$3,083	$3,141
Equity securities	23	13	8
Mortgage loans	486	458	422
Policy loans	59	59	59
Other investments	86	98	75

Gross investment income	3,792	3,711	3,705
Investment expenses	(109)	(99)	(94)

Net investment income	$3,683	$3,612	$3,611

For the years ended December 31, 2014, 2013 and 2012, Net investment gains or losses were as follows (in millions):

	2014	2013	2012
Fixed maturities
Total OTTI losses	$(30)	$(45)	$(63)
Portion of OTTI losses recognized in OCI	1	11	18

Net OTTI losses on fixed maturities recognized in earnings	(29)	(34)	(45)
All other gains	170	144	181

Fixed maturities, net	141	110	136
Equity securities	11	44	10
Mortgage loans	4	6	1
Derivative instruments	279	(247)	(110)
Other	3	(12)	(7)

Net investment gains (losses)	$438	$(99)	$30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net investment (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(17) million, $55 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively. Trading gains and losses are included in Net investment gains or losses in the accompanying Consolidated Statements of Operation.

Realized gains on sales of available-for-sale fixed maturities were $187 million, $164 million and $192 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $12 million, $36 million and $16 million, respectively. Realized gains on sales of available-for-sale equity securities were $65 million, $22 million and $19 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $46 million, $18 million and $12 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2014 and 2013 (in millions):

	2014
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$120	$–	$115	$2	$235	$2
U.S. government corporations and agencies	22	–	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	–	1	–	11	–
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26

Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	–	–	3	1
Preferred stock	–	–	1	–	1	–

Total equity securities	3	1	1	–	4	1

Total	$6,895	$171	$6,778	$253	$13,673	$424

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

At December 31, 2014, the unrealized loss amount consisted of approximately 1,859 different fixed maturities and 9 equity securities.

At December 31, 2014, unrealized losses on investment grade fixed maturities were $296 million or 70% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $127 million or 30% of the Company’s total fixed maturities’ unrealized losses at December 31, 2014.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $48 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $22 million for 6 months or less, $1 million for greater than 6 months through 12 months and $25 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Fixed maturites, available-for-sale-all other	$3,784	$2,042	$6,123
Fixed maturities on which an OTTI loss has been recognized	34	(11)	(31)

Total fixed maturities	3,818	2,031	6,092
Equity securities, available-for-sale	15	33	19
Derivatives designated as cash flow hedges	13	(3)	(7)
Other investments	2	1	3

Subtotal	3,848	2,062	6,107
Amounts recognized for:
DAC	(727)	(607)	(1,383)
Other assets (sales inducements)	(17)	(18)	(32)
Policyholders’ account balances and future policy benefits	70	42	(41)
Deferred taxes	(1,110)	(517)	(1,627)

Net unrealized gains on investments	$2,064	$962	$3,024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains or losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income(1)	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income(1)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1
Net investment gains (losses) on investments arising during the period	42	–	–	–	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	*	1
Reclassification adjustment for OTTI losses excluded from net income(1)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(14)	*	–	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	1	(1)	–

Balance, December 31, 2014	$34	$(1)	$–	$–	$(11)	$22

*	Amounts less than $1 million.

(1)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains or losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161
Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income(2)	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	–	–	–	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income(2)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	–	–	–	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	–	–	–	40	(127)
Reclassification adjustment for OTTI losses excluded from net income(2)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	28	(10)	18

Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042

(1)	Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges.

(2)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2014	2013
Balance at beginning of year	$177	$184
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	3	2
Additional credit loss impairments recognized in the current period on securities previously impaired	12	17
Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(17)	(26)

Balance at end of year	$175	$177

The balance of and changes in each component of AOCI were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1) (2)	Total AOCI
Balance, December 31, 2011	$–	$2,106	$2,106
Change in OCI before reclassifications	–	1,004	1,004
Less: Amounts reclassified from AOCI	–	(86)	(86)

Net OCI	–	918	918

Balance, December 31, 2012	$–	$3,024	$3,024
Change in OCI before reclassifications	1	(1,999)	(1,998)
Less: Amounts reclassified from AOCI	–	(63)	(63)

Net OCI	1	(2,062)	(2,061)

Balance, December 31, 2013	$1	$962	$963
Change in OCI before reclassifications	(1)	1,228	1,227
Less: Amounts reclassified from AOCI	–	(126)	(126)

Net OCI	(1)	1,102	1,101

Balance, December 31, 2014	$–	$2,064	$2,064

(1)	All amounts are net of tax and DAC.

(2)

Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses:
(Gains)/losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	1	–	–	Net investment gains (losses)
Currency swaps	–	–	(1)	Net investment income
(Gains)/losses on available-for-sale securities:
Impairment losses	(1)	1	4	Net investment gains (losses)
All other	(167)	(100)	(138)	Net investment gains (losses)

	(166)	(98)	(134)	Total before tax
	(40)	(35)	(48)	Income tax expense

Total reclassifications for the period	$(126)	$(63)	$(86)	Net income

(1)	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $813 million, $764 million and $750 million for the years ended December 31, 2014, 2013 and 2012, respectively, and were reflected in Operating expenses and Net investment income in the accompanying Consolidated Statements of Operations.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval. The participation agreement for the REO

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Ownership Interest contains the same parri passu structure as the participation agreements for the mortgage loans as it relates to the applicable ownership interest.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned subsidiary of New York Life. For the years ended December 31, 2014, 2013 and 2012, the total cost for these services amounted to $100 million, $91 million and $84 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses in the accompanying Consolidated Statements of Operations.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $31 million and $26 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Fee-universal life and annuity policies in the accompanying Consolidated Statements of Operations.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $26 million and $62 million for the years ended December 31, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2014, 2013 and 2012, the Company received service fees of $36 million, $30 million and $23 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $150 million, $130 million and $110 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2014, 2013 and 2012, the Company incurred an expense of $47 million, $41 million and $37 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $21 million, $39 million and $15 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Other income in the accompanying Consolidated Statements of Operations.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2014, 2013 and 2012, the Company had no outstanding loan balance to NYLCC. During 2014, 2013 and 2012, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF, a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”), under which the Company may provide funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, may not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014 and 2013, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and $1,889 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statements of Financial Position. During 2014, 2013 and 2012, the Company received interest payments from MCF totaling $94 million, $85 million and $62 million, respectively, which were included in Net investment income in the accompanying Consolidated Statements of Operations.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2014 and 2013, the Company did not purchase any new loans. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and has commitments to fund additional amounts on these existing loans of $5 million. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and had commitments to fund additional amounts on these existing loans of $10 million. These loans were reported in Other investments in the accompanying Consolidated Statements of Financial Position.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2014 and 2013, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statements of Financial Position amounted to $6,260 million and $6,114 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2014. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2014 and 2013, the policyholder reserves related to these contracts amounted to $162 million and $163 million, respectively, and were included in Future policy benefits in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2014 and 2013, the policyholder reserves balances for these policies amounted to $3,511 million and $3,325 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2014 and 2013, the policyholder reserve balances for these policies amounted to $356 million and $339 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory LLC. In 2012, closing costs in connection with this purchase amounted to $3 million and was included in Net investment income in the accompanying Consolidated Statements of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $1 million, respectively.

In connection with a $150 million acquisition of a leased fee interest containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), which is accounted for as a long-duration coinsurance transaction. Taiwan Corporation was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

At December 31, 2014 and 2013, the Company recorded amounts payable to parent and affiliates of $242 million and $229 million, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. At December 31, 2014 and 2013, the Company recorded amounts due from parent and affiliates of $59 million and $46 million, respectively, and is included in Other assets in the accompanying Consolidated Statements of Financial Position. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Deferred annuities	$39,002	$38,846
Universal life contracts	26,184	25,047
Other	1,690	1,498

Total policyholders’ account balances	$66,876	$65,391

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2014:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 8.00%	Surrender charges 0% to 10% for up to 10 years
Universal life contracts	1.80% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Life insurance:
Taiwan business — 100% coinsured	$1,205	$1,049
Other life	235	174

Total life insurance	1,440	1,223
Individual and group payout annuities	15,171	12,797
Other contract liabilities	77	49

Total future policy benefits	$16,688	$14,069

The 2014 increase in life insurance future policy benefits includes a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment is not material to the financial statements for all years presented.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2014:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2014 and 2013, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Annuity Contracts — GMDB, EBB, GMAB, GFIB and GLWB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2014 and 2013 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2014
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$15,202	$6,619	$62	$11,182	$221
Net amount at risk	$34	$50	$7	$180	$1
Average attained age of contract holders	58	58	66	63	58

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

The following summarizes the general account liabilities for guarantees on variable contracts, included in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB, in the accompanying Consolidated Statements of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Total
Balance at December 31, 2012	$32	$405	$1	$	*	$438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	42	69	1		*	112
Incurred guarantee benefits	27	112	–		–	139
Paid guarantee benefits	(3)	–	–		3	–

Balance at December 31, 2014	$66	$181	$1		3	$251

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances in the accompanying Consolidated Statements of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 0.66% to 11.29% for 2014 and 4.48% to 7.33% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014 and from 13.11% to 14.21% for 2013.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2014 and 2013.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.25% for 2014 and from 0.5% to 31.73%, with an average of 5.31% for 2013.

•	Discount rates ranged from 4.29% to 7.61% for 2014 and 2013.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.66% to 11.29% for 2014, and 0.11% to 9.99% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014, and from 0.04% to 31.28% for 2013.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table in 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.60% for 2014, and from 1.00% to 20.00%, with an average of 1.00% for 2013.

•	Discount rates ranged from 4.29% to 6.64% for 2014 and 2013.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2014:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00%.

•	Discount rates ranged from 2.36% to 4.31%.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the aggregate fair value of assets at December 31, 2014 and 2013, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2014
	GMDB	GMAB	GFIB	EBB	GLWB	Total
Separate account:
Equity	$13,098	$3,582	$133	$33	$–	$16,846
Fixed income	5,238	1,467	67	13	–	6,785
Balanced	4,294	1,241	13	9	–	5,557

Total separate account	22,630	6,290	213	55	–	29,188
General account	3,754	329	8	7	14	4,112

Total	$26,384	$6,619	$221	$62	$14	$33,300

	2013
	GMDB	GMAB	GFIB	EBB	Total
Separate account:
Equity	$11,728	$3,072	$87	$30	$14,917
Fixed income	4,884	1,242	40	12	6,178
Balanced	3,936	1,168	8	8	5,120

Total separate account	20,548	5,482	135	50	26,215
General account	3,720	284	14	6	4,024

Total	$24,268	$5,766	$149	$56	$30,239

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in Future policy benefits in the accompanying Consolidated Statements of Financial Position was $132 million, $98 million and $80 million at December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is an analysis of DAC for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$2,847	$2,027	$2,313
Current year additions	468	426	351
Amortization — current year	(533)	(394)	(523)
Amortization — impact of assumption and experience unlocking(1)	90	13	45
Amortization — impact of extending the useful life(2)	289	–	–

Balance at end of year before related adjustments	3,161	2,072	2,186
Adjustment for changes in unrealized net investment gains	(120)	775	(159)

Balance at end of year	$3,041	$2,847	$2,027

(1)

In the table above, the positive impact of assumption and experience unlocking on amortization includes $3 million, $(36) million and $7 million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2014, 2013 and 2012, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2)

The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statements of Financial Position for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$549	$530	$457
Current year additions	117	106	159
Amortization — current year	(44)	(137)	(92)
Amortization — Impact of assumption and experience unlocking	12	36	10

Balance at end of year before related adjustments	634	535	534
Adjustment for changes in unrealized net investment gains	–	14	(4)

Balance at end of year	$634	$549	$530

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014(1)	2013	2012
Amounts recoverable from reinsurer(2)	$1,205	$1,049	$1,027
Premiums ceded	$74	$65	$66
Benefits ceded	$46	$50	$28

(1)

Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30, 2014. Premiums ceded and benefits ceded represent balances for the nine months ended September 30, 2014 plus an estimate for the three months ended December 31, 2014.

(2)	The Company recorded policyholder liabilities of $1,205 million, $1,049 million, and $1,027 million at December 31, 2014, 2013, and 2012, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to note 7 — Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, described above, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2014, 2013 and 2012, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014	2013	2012
Fees-universal life policies ceded	$241	$246	$252
Net revenue from reinsurance	$85	$70	$85
Policyholders’ benefits ceded	$151	$160	$161
Amounts recoverable from reinsurer	$4,364	$6,833	$6,634
Amounts payable to reinsurer	$4,366	$6,833	$6,622
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

In 2014, the Company determined it had overstated the Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated by $2,305 million in the accompanying Consolidated Statement of Financial Position at December 31, 2013. The overstatement did not have an impact on the Company’s equity or net income and did not affect the Company’s Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Stockholder’s Equity or Consolidated Statements of Cash Flows and did not materially impact total assets or total liabilities. The Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated were corrected in 2014.

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $19 million, $18 million and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect. Four reinsurance companies account for approximately 81% and 83% of the reinsurance ceded to non-affiliates at December 31, 2014 and 2013, respectively.

The effects of all reinsurance for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Premiums:
Direct	$3,198	$3,449	$2,882
Assumed	3	3	3
Ceded	(78)	(68)	(69)

Net premiums	$3,123	$3,384	$2,816

Fees-universal life and annuity policies ceded	$601	$586	$583
Net revenue from reinsurance	$86	$71	$85
Policyholders’ benefits ceded	$520	$571	$515
Increase in ceded liabilities for future policy benefits	$12	$26	$13
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $4 million and $9 million, which have been accrued in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013, respectively. The Company expects to recover $23 million and $24 million at December 31, 2014 and 2013, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statements of Financial Position.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

At December 31, 2014 and 2013, $537 million and $489 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2014 and 2013, the Company recorded cash collateral received under these agreements of $550 million and $500 million, respectively, and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company had agreements to purchase and resell securities totaling $133 million and $101 million at an average coupon rate of 0.06% and 0.01% at December 31, 2014 and 2013, respectively, which are included in Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

At December 31, 2014 and 2013, the Company had no agreements outstanding to sell and repurchase securities.

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral	Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$133	$–	$133	$(133)	$–

Total assets	$133	$–	$133	$(133)	$–

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101	)(1)	$–

Total assets	$101	$–	$101	$(101)		$–

(1)

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$550	$–	$550	$(550	)(1)	$–

Total liabilities	$550	$–	$550	$(550)		$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500	)(2)	$–

Total liabilities	$500	$–	$500	$(500)		$–

(1)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $537 million.

(2)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $489 million.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the total Income tax expense for the years ended December 31, 2014, 2013 and 2012, included in the accompanying Consolidated Statements of Operations, are as follows (in millions):

	2014	2013	2012
Current:
Federal	$212	$132	$174
State and local	5	11	5
Foreign	1	1	–

	218	144	179
Deferred:
Federal	127	49	61

Income tax expense	$345	$193	$240

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $52 million and $73 million at December 31, 2014 and 2013, respectively, which is included in Other assets in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company’s actual income tax expense for the years ended December 31, 2014, 2013 and 2012 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2014		2013		2012
Statutory federal income tax expense	$465	35.0%	$301	35.0%	$298	35.0%
Tax exempt income	(63)	(4.2)	(36)	(4.3)	(18)	(2.1)
Audit liability	(3)	(0.8)	3	0.4	1	0.1
Investment credits	(55)	(4.1)	(50)	(5.8)	(44)	(5.2)
Tax settlements	–	0.0	(30)	(3.5)	–	0.0
Other	1	0.1	5	0.7	3	0.4

Actual income tax expense	$345	26.0%	$193	22.5%	$240	28.2%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013 are as follows (in millions):

	2014	2013
Deferred tax assets:
Future policy benefits	$822	$770
Employee and agents benefits	56	69
Other	–	19

Gross deferred tax assets	878	858

Deferred tax liabilities:
DAC	690	683
Investments	1,350	656
Other	225	187

Gross deferred tax liabilities	2,265	1,526

Net deferred tax liability	$1,387	$668

The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Beginning of period balance	$71	$71	$71
Additions for tax positions of prior year	23	3	–
Additions for tax positions of current year	5	–	–
Settlements with tax authorities	–	(3)	–

End of period balance	$99	$71	$71

The Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $32 million, $5 million and $2 million at December 31, 2014, 2013 and 2012, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for December 31, 2014 and $2 million for the years ended December 31, 2013 and 2012, and is included in Income tax expense in the accompanying Consolidated Statements of Operations. The Company accrued interest associated with the liability for unrecognized tax benefits of $13 million, $13 million and $9 million at December 31, 2014, 2013 and 2012, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The $4 million increase from December 31, 2012 is the result of an increase of $3 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 — DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was $1 million and $2 million at December 31, 2014 and 2013, respectively.

Non-Recourse Debt

At December 31, 2014 and 2013, the Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 – Investments for a discussion on VIEs.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $198 million, $276 million and $233 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Total interest paid was $9 million, $12 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-cash transactions

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

The Company’s non-cash investing transactions were $3 million, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock, at December 31, 2012.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory capital and surplus at December 31, 2014 and 2013 between practices prescribed or permitted by the Department and NAIC SAP is shown below (in millions):

	2014	2013
Statutory capital and surplus, Delaware basis	$7,669	$6,748
State prescribed or permitted practices:
Presenting guaranteed and variable universal life separate accounts at book value	290	108

Statutory capital and surplus, NAIC SAP	$7,959	$6,856

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2014 or 2013. As of December 31, 2014, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $3,716 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $728 million.

NOTE 20 — SUBSEQUENT EVENTS

On February 18, 2015, the Company became a member of the Federal Home Loan Bank (“FHLB”) of Pittsburgh with a purchase of $25 million membership stock. The Company has not posted any collateral or made any borrowings as of the date the financial statements were available to be issued. The Company’s ability to borrow is only limited by the eligible collateral posted to the FHLB of Pittsburgh.

Other than the matter noted above, as of March 12, 2015, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2014 and 2013, and the related consolidated statement of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York, New York

March 12, 2015

(This page intentionally left blank)

(This page intentionally left blank)

(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 (File No. 033-87382), filed 4/29/97 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement, dated August 2, 1995 between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York life Insurance and Annuity Corporation and NYLIFE Distributors LLC, dated March 6, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Specimen Policy for New York Life Advantage Variable Annuity (No. ICC11-P105) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(b)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Guaranteed Minimum Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(c)	Specimen Policy Data Page – New York Life Advantage Variable Annuity with the Income Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(d)	Guaranteed Minimum Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(4)(e)	Income Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(e).

(4)(f)	Specimen Policy for New York Life Income Plus Variable Annuity II — filed herewith.

(5)(a)	Application for policy for New York Life Advantage Variable Annuity (No. ICC11-A106)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(2) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-178743), filed 12/23/11 and incorporated herein by reference.

(5)(b)	Application for policy for Individual Modified Single Premium Deferred Variable Annuity New York Life Income Plus Variable Annuity II — Filed herewith.

(6)(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(g)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(k)	Form of Participation Agreement among NYLIAC, Variable Insurance Funds, AmSouth Bank and Bisys Fund Services Limited Partnership — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(l)	Form of Subscription Agreement between NYLIAC and Variable Insurance Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(8)(o)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(p)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(q)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(r)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(s)	Form of 12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(w)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(y)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(z)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(a)(a)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(b)(b)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(c)(c)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(d)(d)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Distributors Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(e)(e)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8)(f)(f)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(8)(g)(g)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(h)(h)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(i)(i)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(j)(j)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(k)(k)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

8(l)(l)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (033-53342), filed 4/11/14 and incorporated herein by reference.

8(m)(m)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. — Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

(10)(b)

Powers of Attorney for Christopher Ashe, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(c)

Powers of Attorney for David G. Bedard, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(d)

Powers of Attorney for Christopher O. Blunt, Director, Executive Vice President and Co-President Insurance & Agency Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(d) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(e)

Powers of Attorney for David Cruz, Director and Senior Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(f)

Powers of Attorney for John T. Fleurant, Director, Executive Vice President and Chief Financial Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(f) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(g)

Powers of Attorney for Robert M. Gardner, Director and Vice President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(f) as Exhibit (10)(g) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(h)

Powers of Attorney for John Y. Kim, Director, Vice Chairman and President Investments Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(i)

Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(i) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(j)

Powers of Attorney for Mark W. Pfaff, Director, Executive Vice President and Co-President Insurance & Agency Group of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(k)

Powers of Attorney for Arthur H. Seter, Director, Senior Vice President & Chief Investment Officer of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(k) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(l)

Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer & Chief Actuary of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

(10)(m)

Powers of Attorney for Susan A. Thrope, Director of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(m) to the post-effective amendment to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/15/2015 and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Director, Chairman & President
Christopher Ashe	Director & Senior Vice President
David G. Bedard	Director & Senior Vice President
Christopher O. Blunt	Director, Executive Vice President & Co-President Insurance & Agency Group
David Cruz	Director & Senior Vice President
John T. Fleurant	Director, Executive Vice President & Chief Financial Officer
Robert M. Gardner	Director & Vice President
John Y. Kim	Director, Vice Chairman & President Investments Group
Mark W. Pfaff	Director, Executive Vice President & Co-President Insurance & Agency Group
Arthur H. Seter	Director, Senior Vice President & Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Susan A. Thrope	Director
Sara L. Badler	Senior Vice President & Legal Officer
Annamaria Banaszek	Senior Vice President
Joseph M. Bennett	Senior Vice President
Scott L. Berlin	Senior Vice President
David J. Castellani	Senior Vice President
Thomas Cole	Senior Vice President
Michael Del Secolo	Senior Vice President & Chief Technology Officer
Craig L. DeSanto	Senior Vice President & Actuary
Robert A. DiMella	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Stephen P. Fisher	Senior Vice President
Thomas J. Girard	Senior Vice President
Troy E. Glover	Senior Vice President
Matthew M. Grove	Senior Vice President
Robert J. Hebron	Senior Vice President
Thomas A. Hendry	Senior Vice President & Treasurer
John M. Loffredo	Senior Vice President
Anthony R. Malloy	Senior Vice President
Gail A. McDermott	Senior Vice President
Barbara J. McInerney	Senior Vice President & Chief Compliance Officer
Francis Ok	Senior Vice President
Michael M. Oleske	Senior Vice President & Chief Tax Counsel
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Jeffrey S. Phlegar	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Jerrold K. Senser	Senior Vice President
George S. Shively	Senior Vice President & Legal Officer
Mark W. Talgo	Senior Vice President
Jae Yoon	Senior Vice President
Mitchell P. Ascione	Vice President
Steven Attias	Vice President & Chief Information Security Officer
Karen A. Bain	Vice President - Tax
Lee C. Baker	Vice President
Judy R. Bartlett	Vice President & Associate Legal Officer
Jacqueline M. Barton	Vice President
John Bonvouloir	Vice President
Jeanne M. Carbone	Vice President
Ramon A. Casanova	Vice President & Actuary
Roger Chen	Vice President
Louis N. Cohen	Vice President
James J. Cristallo	Vice President & Actuary
Paul K. Cunningham	Vice President
Karen J. DeToro	Vice President
Robert H. Dial	Vice President
Mayra L. Diaz	Vice President
Kathleen A. Donnelly	Vice President
Robert Donohue	Vice President & Assistant Treasurer
Michael G. Dubrow	Vice President
Jonathan Feinstein	Vice President
Robert E. Ferguson	Vice President
Anthony Ferraro	Vice President & Actuary
Edward J. Fitzgerald	Vice President
Michael Fong	Vice President & Actuary
Stephanie A. Frawley	Vice President
Brian Furlong	Vice President
Thomas J. Gangemi	Vice President
Ross M. Goldstein	Vice President
Nicholas Grecco	Vice President
Jane L. Hamrick	Vice President & Actuary
Thomas S. Heller	Vice President
Eric S. Hoffman	Vice President
Dylan W. Huang	Vice President & Actuary
Joseph E. Hynes	Vice President
Robert J. Hynes	Vice President
Robert Karmen	Vice President & Associate Legal Officer
Jeffrey Killian	Vice President
Michael Kimble	Vice President
Joseph D. Koltisko	Vice President
Linda M. Kraus	Vice President
Jodi L. Kravitz	Vice President & Actuary
Melissa Kuan	Vice President
Michael P. Lackey	Vice President
Karen J. Lamp	Vice President & Associate Legal Officer
Richard B. Leber	Vice President, Associate Legal Officer & Assistant Secretary
Scott L. Lenz	Vice President & Associate Tax Counsel
Brian C. Loutrel	Vice President & Chief Privacy Officer
Eric J. Lynn	Vice President & Actuary
Ralph S. Marinaccio	Vice President
Conner McGee	Vice President
Timothy M. McGinnis	Vice President
Stephen J. McNamara	Vice President & Actuary
Eric A. Moffitt	Vice President
Ryan J. Morris	Vice President & Actuary
Jaime Mosquera	Vice President & Actuary
Corey B. Multer	Vice President
Marijo F. Murphy	Vice President
Charles E. Nachman	Vice President
Kathleen Navarro	Vice President
Nicholas Pasyanos	Vice President & Actuary
Valerie L. Perry	Vice President - Underwriting
Mike Petty	Vice President
Paul Quartararo	Vice President & Chief Medical Officer
Janis C. Rubin	Vice President
Amaury J. Rzad	Vice President
Richard C. Schwartz	Vice President & Actuary
Scott R. Seewald	Vice President
Joseph J. Shannon	Vice President
Irwin Silber	Vice President & Actuary
Kevin M. Smith	Vice President
Thomas C. Sorg	Vice President
Andrew P. Starr	Vice President
Monica Suryapranata	Vice President & Actuary
Matthew T. Swanson	Vice President
William P. Tate	Vice President
Sandra G. Tillotson	Vice President
Thomas J. Troeller	Vice President & Actuary
Victor A. Verastegui	Vice President
Taylor Wagenseil	Vice President
Robin M. Wagner	Vice President
Richard M. Walsh	Vice President
Scott W. Weinstein	Vice President
Charles A. Whites	Vice President & Associate Legal Officer
Michellen Wildin	Vice President
Matthew D. Wion	Vice President & Actuary
Michael A. Yashnyk	Vice President
Paul Zeng	Vice President & Actuary
Anna Louise Bidwell	Associate Legal Officer & Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Investors LLC	Delaware
NYL Investors (U.K.) Limited	United Kingdom
NYL Real Assets LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund[1]	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
New York Life International Holdings Limited	Mauritius	95%[2]
New York Life International India Fund Mauritius LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. Mauritius LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%[3]
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
NYLIM Jacob Ballas India Holdings IV	Mauritius
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Shields Short Term Opportunities Fund LP	Delaware
Plainview Funds plc	Ireland	50%(MacKay Shields Employee: 50%)
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields (International) Ltd. (“MSIL”)	UK
MacKay Shields (Services) Ltd. (“MSSL”)	UK
MacKay Shields UK LLP(MSIL: 99%; MSSL: 1%)	UK
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master), LP	Delaware
Madison Capital Funding LLC	Delaware
Madison Avenue Loan Fund GP LLC	Delaware
Madison Avenue Loan Fund LP	Delaware
MCF Co-Investment GP LLC	Delaware
MCF Co-Investment GP LP	Delaware
Madison Capital Funding Co-Investment Fund LP	Delaware
MCF Fund I LLC	Delaware
Warwick McAlester Holdings, LLC	Delaware
Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc)	Delaware
Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.)	Delaware
MCF Capital Management LLC (“MCFCMLLC”)	Delaware
Cornerstone Capital Management Holdings LLC	Delaware
Cornerstone Capital Management, LLC	Delaware	51%
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	Delaware
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker B, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker C, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker D, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	Delaware
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.à.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.à.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLCAP India Funding III LLC	Delaware
NYLCAP Holdings	Mauritius
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
New York Life Investment Management Holdings International	Luxembourg
New York Life Investment Management Holdings II International	Luxembourg
New York Life Investment Management Global Holdings S.a.r.l.	Luxembourg
Candriam Luxco S.a.r.l.	Luxembourg
Candriam Luxembourg	Luxembourg	97.66%[4]
Candriam France	France
Candriam Dublin	Ireland
Candriam Belgium (“CANBELG”)	Belgium	99.99%[5]
Ausbil Investment Management Limited	Australia	72.31%
Ausbil Australia Pty. Ltd.	Australia
Ausbil Asset Management Pty. Ltd.	Australia
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware	64.25%
Alternative Fund LV, LLC	Delaware
Alternative Fund LV II, LLC	Delaware
Private Advisors Alternative Asset Fund LLC	Delaware
PACIF GP, LLC	Delaware
Private Advisors Coinvestment Fund, LP	Delaware
PACIF II GP, LLC	Delaware
Private Advisors Coinvestment Fund II LP	Delaware
PACIF III GP, LLC	Delaware
Private Advisors Coinvestment Fund III, LP	Delaware
PACIF Carry Parent, LLC	Delaware
PACIF Carry, LLC	Delaware
PACIF II Carry Parent, LLC	Delaware
PACIF II Carry, LLC	Delaware
PACIF III Carry Parent, LLC	Delaware
PACIF III Carry, LLC	Delaware
Private Advisors Distressed Opportunities Fund, L.P.	Delaware
PA Hedged Equity Fund, L.P.	Delaware
Private Advisors Hedged Equity Fund (QP), L.P.	Delaware
Private Advisors Hedged Equity Master Fund	Delaware
PAPEF GP, LLC	Delaware
Private Advisors Private Equity Fund, L.P.	Delaware
PAPEF Carry Parent, LLC	Delaware
PAPEF Carry, LLC	Delaware
Private Advisors Income Fund, L.P.	Delaware
Private Advisors Small Company Buyout Fund, L.P. (“PASCBF”)	Delaware
Private Advisors Alternative Small Company Buyout Fund, L.P. (“PAASCBF”)	Delaware
Small Company Buyout Blocker Corp. (“Smallco Blocker”)	Delaware
Small Company Buyout ECI, LP	Delaware	PASCBF: 88.6%; Smallco Blocker: 11.4%
Small Company Buyout Holding, LP	Delaware	PASCBF: 88.6%; PAASCBF: 11.4%
Private Advisors Small Company Buyout Fund II, L.P.	Delaware
PASCBF III GP, LLC	Delaware
Private Advisors Small Company Buyout Fund III, LP	Delaware
PASCBF IV GP, LLC	Delaware
Private Advisors Small Company Buyout Fund IV, LP	Delaware
PASCBF IV Carry Parent, LLC	Delaware
PASCBF IV Carry, LLC	Delaware
PACSBF V Carry Parent, LLC	Delaware
PASCBF Carry, LLC	Delaware
PASCBF V GP, LLC	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware
Private Advisors Small Company Buyout Fund V-Erisa Fund, LP	Delaware
PASCPEF VI Carry Parent, LLC	Delaware
PASCPEF VI Carry, LLC	Delaware
PASCPEF VI GP, LLC	Delaware
Private Advisors Small Company Private Equity Fund VI, LP	Delaware
Montpelier Carry Parent, LLC	Delaware	PALLC: 50%; MCFCMLLC: 50%
Montpelier Carry, LLC	Delaware
Montpelier GP, LLC	Delaware	PALLC: 50%; MCFCMLLC: 50%
Montpelier Fund, L.P.	Delaware
Cuyahoga Capital Partners I Management Group, LLC	Delaware
Cuyahoga Capital Partners I, L.P.	Delaware
Cuyahoga Capital Partners II Management Group LLC	Delaware
Cuyahoga Capital Partners II LP	Delaware
Cuyahoga Capital Partners III Management Group LLC	Delaware
Cuyahoga Capital Partners III LP	Delaware
Cuyahoga Capital Partners IV Management Group LLC	Delaware
Cuyahoga Capital Partners IV LP	Delaware
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	Delaware
Cuyahoga Capital Emerging Buyout Partners LP	Delaware
Undiscovered Value Fund, LP	Delaware
UVF GP, LLC	Delaware
Flatiron CLO 2014-2 Ltd.	Cayman Islands
Flatiron CLO 2015-1 Ltd	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Aegean MA LLC	Delaware
REEP-IND Chino CA LLC	Delaware
REEP-IND Continental NC LLC	Delaware
LRC-Patriot, LLC	Delaware	93%
REEP-LRC Industrial LLC	Delaware
REEP-IND FREEDOM MA LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND Forest Park NJ LLC	Delaware
FP Building 4 LLC	Delaware
FP Building 1-2-3 LLC	Delaware
FP Building 17, LLC	Delaware
FP Building 18, LLC	Delaware
FP Building 19, LLC	Delaware
FP Building 20, LLC	Delaware
FP Mantua Grove LLC	Delaware
FP Lot 1.01 LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND LYMAN MA LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-IND RTG NC LLC	Delaware
REEP-IND Valwood TX LLC	Delaware
REEP-MF Chandler AZ LLC	Delaware
REEP-MF Cumberland TN LLC	Delaware
Cumberland Apartments, LLC	Tennessee
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Marina Landing WA LLC	Delaware
REEP-SP Marina Landing LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Wallingford LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 525 N Tryon NC LLC	Delaware
525 Charlotte Office LLC	Delaware	95%
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP-OFC DRAKES LANDING CA LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
REEP-RTL Bradford PA LLC	Delaware
REEP-RTL OAK PARK NJ LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%

1	Control is by virtue of NYLIC and subsidiaries being general partners.
2	NYL Cayman Holdings Ltd. owns 5.0%.
3	NYL Worldwide Capital Investment LLC owns 0.002%.
4	1 share owned by Candriam Luxco S.a.r.l
5	.01% owned by New York Life Investment Management Global Holdings S.a.r.l.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2015 there were approximately 1,820 owners of Qualified Policies and 524 owners of Non-Qualified policies offered under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Stephen P. Fisher	Chairman & Chief Executive Officer
Robert M. Gardner	Manager
Frank Harte	Manager, Senior Managing Director and Chief Financial Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
David Cruz	Senior Managing Director, Individual Annuities
David S. Hescheles	Senior Managing Director, Third Party Distribution
Yie-Hsin Hung	Senior Managing Director, Investments Boutique
Barbara J. McInerney	Senior Managing Director, Compliance
Patrick M. Murphy	Senior Managing Director, Retirement Plan Services
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Tod K. Childress	Managing Director, Private Advisors Institutional Sales
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, US Life and Agency Product Consulting
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
George S. Shively	Secretary
Marta Hansen	Director, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance, Anti-Money Laundering Officer and Office of Foreign Assets Control Officer
Paula Taylor	Director, Retirement Plan Services

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES — Not applicable.

ITEM 32. UNDERTAKINGS — Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 16, 2015.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - III
(Registrant)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Dylan W. Huang
Name: Dylan W. Huang
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe*	Director
David G. Bedard*	Director
Christopher O. Blunt*	Director
David Cruz*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director (Principal Accounting Officer)
John Y. Kim*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ Dylan W. Huang
Dylan W. Huang
Attorney-in-Fact
April 16, 2015

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCooper LLP